United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-8042

(Investment Company Act File Number)

Federated Insurance Series
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 12/31/2009

Date of Reporting Period:  12/31/2009

Item 1.                      Reports to Stockholders

Federated Capital Appreciation Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2009

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$5.10	$7.39	$6.78	$5.88	$5.83
Income From Investment Operations:
Net investment income	0.05[2]	0.07[2]	0.06[2]	0.06	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.63	(2.20)	0.61	0.89	0.06
TOTAL FROM INVESTMENT OPERATIONS	0.68	(2.13)	0.67	0.95	0.11
Less Distributions:
Distributions from net investment income	(0.06)	(0.02)	(0.06)	(0.05)	(0.06)
Distributions from net realized gain on investments and foreign currency transactions	—	(0.14)	—	—	—
TOTAL DISTRIBUTIONS	(0.06)	(0.16)	(0.06)	(0.05)	(0.06)
Net Asset Value, End of Period	$5.72	$5.10	$7.39	$6.78	$5.88
Total Return[3]	13.48%	(29.37)%	9.88%	16.21%	1.91%
Ratios to Average Net Assets:
Net expenses	1.18%[4]	1.18%[4]	1.18%[4]	1.15%[4]	1.15%[4]
Net investment income	0.97%	1.03%	0.85%	0.79%	0.78%
Expense waiver/reimbursement[5]	0.23%	0.14%	0.78%	1.09%	1.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$60,961	$79,706	$81,727	$16,014	$17,158
Portfolio turnover	274%	307%	198%	125%	66%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.12%, 1.17%, 1.18%, 1.14% and 1.15% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
1

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$5.08	$7.37	$6.76	$5.87	$5.82
Income From Investment Operations:
Net investment income	0.03[2]	0.04[2]	0.04[2]	0.03	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.64	(2.19)	0.61	0.89	0.07
TOTAL FROM INVESTMENT OPERATIONS	0.67	(2.15)	0.65	0.92	0.10
Less Distributions:
Distributions from net investment income	(0.04)	(0.00)[3]	(0.04)	(0.03)	(0.05)
Distributions from net realized gain on investments and foreign currency transactions	—	(0.14)	—	—	—
TOTAL DISTRIBUTIONS	(0.04)	(0.14)	(0.04)	(0.03)	(0.05)
Net Asset Value, End of Period	$5.71	$5.08	$7.37	$6.76	$5.87
Total Return[4]	13.27%	(29.67)%	9.64%	15.78%	1.70%
Ratios to Average Net Assets:
Net expenses	1.43%[5]	1.43%[5]	1.43%[5]	1.40%[5]	1.40%[5]
Net investment income	0.68%	0.67%	0.60%	0.54%	0.53%
Expense waiver/reimbursement[6]	0.23%	0.14%	0.78%	1.09%	1.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,756	$4,826	$9,368	$9,431	$9,005
Portfolio turnover	274%	307%	198%	125%	66%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
5	The net expense ratios are calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.37%, 1.42%, 1.42%, 1.39% and 1.40%, respectively, after taking into account these expense reductions for the years ended December 31, 2009, 2008, 2007, 2006 and 2005.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
2

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,139.40	$6.36
Service Shares	$1,000	$1,137.50	$7.70
Hypothetical (assuming a 5% returnbefore expenses):
Primary Shares	$1,000	$1,019.26	$6.01
Service Shares	$1,000	$1,018.00	$7.27
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of expenses. The annualized net expense ratios are as follows:
Primary Shares	1.18%
Service Shares	1.43%
Annual Shareholder Report
3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Management's Discussion of Fund Performance (unaudited)

For the 12-month period ended December 31, 2009, the Fund produced total returns of 13.48% and 13.27% for Primary Shares and Service Shares, respectively, based upon net asset value.

Stocks, as measured by the Standard & Poor's 500 Index1(S&P 500), rose 26.46% and the Lipper Variable Underlying Funds Large Cap Core Funds Average2 returned 27.98% during the same period. Information Technology, Materials and Consumer Discretionary were the strongest performing sectors within the S&P 500 rising 61.7%, 48.6% and 41.4%, respectively.

The following discussion will focus on the performance of the Fund's Primary Shares.

MARKET OVERVIEW

The fiscal year started with global economies falling further into recession and the financial markets worried about liquidity in the banking sector. In response, governments from around the world lowered interest rates, expanded their balance sheets and implemented a variety of capital and financial guarantee programs. These coordinated efforts stabilized both the banking system and worldwide economies. This stabilization led to a strong rally in stock prices. The S&P 500 rallied 69% from the March 2009 lows to its high late in the fiscal year.

FUND PERFORMANCE

The Fund's relative performance was constrained by conservative stock selection within all sectors relative to the S&P 500, particularly in the Industrial and Consumer Discretionary sectors. Continued focus on high-quality companies also affected performance as high-beta and lower-quality companies led the market rebound. Some conservative positions that aided performance in the downturn, did not rally in the recent upturn and are still favored include Kellogg and General Mills.

The Fund outperformed the market in the downturn and was close to the market's performance at the start of the upturn. However, during the summer the Fund's managers became more conservative due to the rise in stock prices and long-term concerns regarding consumer spending. The market then marched upward reflecting, primarily, excellent cost controls implemented by corporate management.

Top five positive contributors were Goldman Sachs; EMC Corp., an information infrastructure developer; Broadcom, a semiconductor supplier; Tyco International and IBM. Largest negative contributors were: Cephalon, a biopharmaceutical company; Lowes Companies; Jetblue Airways; Wells Fargo and ConocoPhillips.

1	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investment cannot be made directly in an index.
2	Lipper figures represent the average total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. They do not reflect sales charges. Investments cannot be made directly in an average.
Annual Shareholder Report
4

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund II (Primary Shares) (the “Fund”) from June 19, 2000 (start of performance) to December 31, 2009, compared to the Standard & Poor's 500 Index (S&P 500)2 and the Lipper Variable Underlying Funds Large Cap Core Average (LLCCA).2

Average Annual Total Returns for the Period Ended 12/31/2009
1 Year	13.48%
5 Years	0.85%
Start of Performance (6/19/2000)	-4.97%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LLCCA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.
Annual Shareholder Report
5

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund II (Service Shares) (the “Fund”) from April 30, 2002 (start of performance) to December 31, 2009, compared to the Standard & Poor's 500 Index (S&P 500)2 and the Lipper Variable Underlying Funds Large Cap Core Average (LLCCA).2

Average Annual Total Returns for the Period Ended 12/31/2009
1 Year	13.27%
5 Years	0.56%
Start of Performance (4/30/2002)	1.73%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCA have been adjusted to reflect reinvestment of dividends on securities in the index or average.
2	The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LLCCA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.
Annual Shareholder Report
6

Portfolio of Investments Summary Table (unaudited)

At December 31, 2009, the Fund's sector composition1 was as follows:

Sector Composition	Percentage of Total Net Assets
Information Technology	17.6%
Industrials	12.4%
Financials	11.2%
Energy	10.6%
Consumer Staples	10.2%
Health Care	9.9%
Materials	8.3%
Consumer Discretionary	7.0%
Utilities	4.0%
Telecommunication Services	0.8%
Cash Equivalents[2]	3.7%
Other Assets and Liabilities — Net[3]	4.3%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
7

Portfolio of Investments

December 31, 2009

Principal Amount or Shares			Value
		COMMON STOCKS – 92.0%
		Consumer Discretionary – 7.0%
26,800	[1]	Coach, Inc.	979,004
17,200		Darden Restaurants, Inc.	603,204
24,200	[1]	Gymboree Corp.	1,052,458
9,300	[1]	Lear Corp.	629,052
9,600		McDonald's Corp.	599,424
15,200		Target Corp.	735,224
		TOTAL	4,598,366
		Consumer Staples – 10.2%
17,700		General Mills, Inc.	1,253,337
24,300		Kellogg Co.	1,292,760
9,935		Mead Johnson Nutrition Co.	434,159
23,699		Nestle S.A.	1,151,364
16,800		PepsiCo, Inc.	1,021,440
25,200		Procter & Gamble Co.	1,527,876
		TOTAL	6,680,936
		Energy – 10.6%
9,400		Apache Corp.	969,798
27,700		Chevron Corp.	2,132,623
19,600		Exxon Mobil Corp.	1,336,524
24,300		Schlumberger Ltd.	1,581,687
11,800	[1]	Transocean Ltd.	977,040
		TOTAL	6,997,672
		Financials – 11.2%
15,100		Ace Ltd.	761,040
39,600		Bank of America Corp.	596,376
26,400		Comerica, Inc.	780,648
3,500		Goldman Sachs Group, Inc.	590,940
39,500		JPMorgan Chase & Co.	1,645,965
24,100		T. Rowe Price Group, Inc.	1,283,325
26,000		The Travelers Cos., Inc.	1,296,360
18,300		U.S. Bancorp	411,933
		TOTAL	7,366,587
		Health Care – 9.9%
9,700		Abbott Laboratories	523,703
7,300		Bard (C.R.), Inc.	568,670
14,400		Baxter International, Inc.	844,992
13,462		Bristol-Myers Squibb Co.	339,916
7,000	[1]	Express Scripts, Inc., Class A	605,150
14,700		Johnson & Johnson	946,827
25,900		Merck & Co., Inc.	946,386
95,400		Pfizer, Inc.	1,735,326
		TOTAL	6,510,970
		Industrials – 12.4%
10,000		3M Co.	826,700
10,600		Caterpillar, Inc.	604,094
18,307		Con-way, Inc.	639,097
Annual Shareholder Report
8

Principal Amount or Shares			Value
8,200		FedEx Corp.	684,290
16,900		Fluor Corp.	761,176
67,000		General Electric Co.	1,013,710
18,000		Norfolk Southern Corp.	943,560
35,100		Tyco International Ltd.	1,252,368
20,100		United Technologies Corp.	1,395,141
		TOTAL	8,120,136
		Information Technology – 17.6%
5,500	[1]	Apple, Inc.	1,159,730
38,500	[1]	Broadcom Corp.	1,210,825
45,900	[1]	Cisco Systems, Inc.	1,098,846
2,600	[1]	Google Inc.	1,611,948
33,100		Hewlett-Packard Co.	1,704,981
10,500		IBM Corp.	1,374,450
48,500		Intel Corp.	989,400
39,800		Microsoft Corp.	1,213,502
26,300		Qualcomm, Inc.	1,216,638
		TOTAL	11,580,320
		Materials – 8.3%
8,000		BHP Billiton Ltd., ADR	612,640
31,000		Barrick Gold Corp.	1,220,780
6,700		Freeport-McMoRan Copper & Gold, Inc.	537,943
9,700		Potash Corp. of Saskatchewan, Inc.	1,052,450
13,900		Praxair, Inc.	1,116,309
16,600		United States Steel Corp.	914,992
		TOTAL	5,455,114
		Telecommunication Services – 0.8%
15,200		Verizon Communications, Inc.	503,576
		Utilities – 4.0%
34,600		Progress Energy, Inc.	1,418,946
36,700		Southern Co.	1,222,844
		TOTAL	2,641,790
		TOTAL COMMON STOCKS (IDENTIFIED COST $51,736,627)	60,455,467
		Repurchase Agreement – 3.7%
$2,436,000		Interest in $5,371,000,000 joint repurchase agreement 0.00001%, dated 12/31/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $5,371,000,006 on 1/4/2010. The securities provided as collateral at the end of the period were U.S. Treasury securities with various maturities to 8/15/2019 and the market value of those underlying securities was $5,478,420,099. (AT COST)	2,436,000
		TOTAL INVESTMENTS — 95.7% (IDENTIFIED COST $54,172,627)[2]	62,891,467
		OTHER ASSETS AND LIABILITIES - NET — 4.3%[3]	2,825,534
		TOTAL NET ASSETS — 100%	$65,717,001
1	Non-income producing security.
2	The cost of investments for federal tax purposes amounts to $55,216,516.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
  Note: The categories of investments are shown as a percentage of total net assets at December 31, 2009.
Annual Shareholder Report
9

  Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
  Level 1 — quoted prices in active markets for identical securities
  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
  The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$51,846,098	$ —	$ —	$51,846,098
International	7,458,005	1,151,364	—	8,609,369
Repurchase Agreement	—	2,436,000	—	2,436,000
TOTAL SECURITIES	$59,304,103	$3,587,364	$ —	$62,891,467
  The following acronym is used throughout this portfolio:
  ADR — American Depositary Receipt
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Statement of Assets and Liabilities

December 31, 2009

Assets:
Total investments in securities, at value (identified cost $54,172,627)		$62,891,467
Cash		338
Income receivable		58,206
Receivable for shares sold		4,154,730
TOTAL ASSETS		67,104,741
Liabilities:
Payable for investments purchased	$869,517
Payable for shares redeemed	474,811
Bank overdraft denominated in foreign currencies ($2,021)	2,022
Payable for Directors'/Trustees' fees	345
Payable for distribution services fee (Note 5)	906
Accrued expenses	40,139
TOTAL LIABILITIES		1,387,740
Net assets for 11,497,710 shares outstanding		$65,717,001
Net Assets Consist of:
Paid-in capital		$78,372,986
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		8,719,609
Accumulated net realized loss on investments and foreign currency transactions		(22,058,507)
Undistributed net investment income		682,913
TOTAL NET ASSETS		$65,717,001
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$60,961,217 ÷ 10,665,237 shares outstanding, no par value, unlimited shares authorized		$5.72
Service Shares:
$4,755,784 ÷ 832,473 shares outstanding, no par value, unlimited shares authorized		$5.71
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Statement of Operations

Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes withheld of $25,325)			$1,475,471
Interest			18,516
TOTAL INCOME			1,493,987
Expenses:
Investment adviser fee (Note 5)		$608,608
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		17,234
Transfer and dividend disbursing agent fees and expenses		29,760
Directors'/Trustees' fees		2,008
Auditing fees		24,500
Legal fees		1,949
Portfolio accounting fees		62,175
Distribution services fee — Service Shares (Note 5)		11,051
Printing and postage		20,704
Insurance premiums		4,290
Miscellaneous		2,864
TOTAL EXPENSES		975,143
Waivers and Expense Reduction:
Waiver of investment adviser fee (Note 5)	$(81,407)
Waiver of administrative personnel and services fee (Note 5)	(34,284)
Waiver of distribution services fee — Service Shares (Note 5)	(185)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(49,324)
TOTAL WAIVERS AND EXPENSE REDUCTION		(165,200)
Net expenses			809,943
Net investment income			684,044
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			387,651
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			7,393,138
Net realized and unrealized gain on investments and foreign currency transactions			7,780,789
Change in net assets resulting from operations			$8,464,833
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Statement of Changes in Net Assets

Year Ended December 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$684,044	$786,885
Net realized gain (loss) on investments and foreign currency transactions	387,651	(21,990,482)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	7,393,138	(1,562,471)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,464,833	(22,766,068)
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(830,429)	(223,246)
Service Shares	(31,866)	(22,832)
Distributions from net realized gain on investments and foreign currency transactions
Primary Shares	—	(1,504,782)
Service Shares	—	(153,898)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(862,295)	(1,904,758)
Share Transactions:
Proceeds from sale of shares	21,258,652	60,435,127
Net asset value of shares issued to shareholders in payment of distributions declared	94,512	400,764
Cost of shares redeemed	(47,770,513)	(42,728,256)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(26,417,349)	18,107,635
Change in net assets	(18,814,811)	(6,563,191)
Net Assets:
Beginning of period	84,531,812	91,095,003
End of period (including undistributed net investment income of $682,913 and $860,953, respectively)	$65,717,001	$84,531,812
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Notes to Financial Statements

December 31, 2009

1. ORGANIZATION

Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance polices and variable annuity contracts. The investment objective of the Fund is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

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Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

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3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2009		2008
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	4,039,890	$20,634,893	11,026,616	$59,920,394
Shares issued to shareholders in payment of distributions declared	13,415	62,646	34,006	232,257
Shares redeemed	(9,030,990)	(46,559,956)	(6,477,249)	(40,077,025)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(4,977,685)	$(25,862,417)	4,583,373	$20,075,626
Year Ended December 31	2009		2008
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	119,764	$623,759	79,996	$514,733
Shares issued to shareholders in payment of distributions declared	6,809	31,866	24,708	168,507
Shares redeemed	(243,450)	(1,210,557)	(426,545)	(2,651,231)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(116,877)	$(554,932)	(321,841)	$(1,967,991)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(5,094,562)	$(26,417,349)	4,261,532	$18,107,635

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities and litigation settlement payments.

For the year ended December 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(2,671)	$211	$2,460

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income	$862,295	$246,078
Long-term capital gains	$ —	$1,658,680

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$682,913
Net unrealized appreciation	$7,675,720
Capital loss carryforwards	$(21,014,618)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2009, the cost of investments for federal tax purposes was $55,216,516. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $7,674,951. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,034,949 and net unrealized depreciation from investments for those securities having an excess of cost over value of $359,998.

At December 31, 2009, the Fund had a capital loss carryforward of $21,014,618 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$18,754,953
2017	$2,259,665
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5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, the Adviser voluntarily waived $81,407 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, FAS waived $34,284 of its fee. The net fee paid to FAS was 0.218% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, FSC voluntarily waived $185 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2009, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2009, the Fund's Primary Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and reimbursements) will not exceed 1.18% and 1.43%, respectively, through the later of (the “Termination Date”): (a) February 28, 2010; or (b) the date of the Fund's next effective Prospectus. While the Adviser and affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Trustees.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Interfund Transactions

During the year ended December 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $91,876 and $284,085, respectively.

6. EXPENSE Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2009, the Fund's expenses were reduced by $49,324 under these arrangements.

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7. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2009, were as follows:

Purchases	$185,379,217
Sales	$221,615,718

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the program was not utilized.

10. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (NYAG) and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. Subsequent events

Management has evaluated subsequent events through February 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

12. FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2009, 100% qualify for the dividend received deduction available to corporate shareholders.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND ii:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Appreciation Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented prior to January 1, 2006, was audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Capital Appreciation Fund II as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2010

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Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: November 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: October 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: November 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
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OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

22

Evaluation and Approval of Advisory Contract - May 2009

Federated Capital Appreciation Fund II (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

Annual Shareholder Report
23

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the one-year, three-year and five-year periods covered by the report, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

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The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

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Notes

26

Notes
27

Notes
28

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Capital Appreciation Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916835
Cusip 313916819

G00433-19 (2/10)

Federated is a registered mark of Federated Investors, Inc.
2010 Federated Investors, Inc.

Federated Capital Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2009

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$7.25	$9.62	$9.74	$8.94	$8.87
Income From Investment Operations:
Net investment income[2]	0.46	0.45	0.42	0.44	0.42
Net realized and unrealized gain (loss) on investments, written options, futures contracts, swap contracts and foreign currency transactions	1.45	(2.32)	(0.05)	0.91	0.11
TOTAL FROM INVESTMENT OPERATIONS	1.91	(1.87)	0.37	1.35	0.53
Less Distributions:
Distributions from net investment income	(0.49)	(0.50)	(0.49)	(0.55)	(0.46)
Net Asset Value, End of Period	$8.67	$7.25	$9.62	$9.74	$8.94
Total Return[3]	28.28%	(20.38)%	3.93%	15.76%	6.28%
Ratios to Average Net Assets:
Net expenses	1.13%[4]	1.13%[4]	1.13%[4]	1.10%[4]	1.01%[4]
Net investment income	6.03%	5.23%	4.38%	4.85%	4.87%
Expense waiver/reimbursement[5]	0.68%	0.38%	0.19%	0.20%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$36,913	$32,549	$49,498	$61,673	$62,526
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	69%	94%	68%	63%	38%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.12%, 1.13%, 1.13%, 1.10% and 1.00% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
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Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1]
Actual	$1,000	$1,152.90	$6.13
Hypothetical (assuming a 5% returnbefore expenses)	$1,000	$1,019.51	$5.75
1	Expenses are equal to the Fund's annualized net expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended December 31, 2009, was 28.28%. For the same period, the Russell 1000® Value Index (RU1000V) posted a total return of 19.69%, the Barclay's Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI) returned 58.76%, the Barclay's Capital Mortgage-Backed Securities Index (BCMB) returned 5.89% and the Barclay's Capital Emerging Market Bond Index (BCEMB) returned 35.61%. Weighting these benchmarks (40% RU1000V, 20% BCHY2%ICI, 20% BCMB and 20% BCEMB), the blended benchmark1 (Benchmark) return for the period was 27.44%. The Fund's total return reflected actual cash flows, transaction costs and other expenses, which are not reflected in the total return of the Benchmark.

The Fund's investment strategy focused on income-earning investments, specifically high quality, dividend-paying stocks and high current yield, fixed-income securities to achieve the Fund's primary income objective and secondary capital appreciation objective.2

MARKET OVERVIEW

During the 12-month reporting period, global equity markets experienced extreme volatility, with markets bottoming in March 2009 then rebounding sharply higher. The financial market crisis intensified in the latter part of 2008 and into 2009, with the stress spilling into the non-financial sectors of the economy, including the consumer sector. By March 2009, the U.S. government had implemented the Troubled Assets Relief Program, as well as a number of other programs to strengthen the capital structure of the financial system. In mid-March, the equity markets began to rebound with the help of a global infusion of monetary and fiscal stimuli. In the United States, the federal government also introduced a number of stimulus plans for the consumer and non-financial sectors of the economy to help spur demand. As economic indicators began to show signs of stabilization, and in some cases improvement, the market maintained its upward trajectory into the latter part of 2009.

The Standard & Poor's 500 Index3 (S&P 500) returned 26.46%, and the Nasdaq Composite Index4 returned 45.36% for the reporting period. In general, for the full fiscal year, stocks with lower dividend yields outperformed those with higher dividend yields; growth outperformed value; and cyclical stocks outperformed stocks defensively driven. The S&P 500 performance in the Information Technology, Materials and Consumer Discretionary sectors dominated weak performance in the Telecommunications, Utilities and Energy sectors.

1	The total return for the 12-month reporting period for the Fund's component benchmark indexes, the Russell 1000 Value Index (RU1000V), the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI), Barclays Capital Mortgage-Backed Securities Index (BCMB) and Barclays Capital Emerging Market Bond Index (BCEMB) were 19.69%, 58.76%, 5.89% and 35.61%, respectively. The RU1000V Index is an unmanaged index that measures the performance of the 1,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index (BCHYI). The BCHYI is an index that covers all fixed-income securities having a maximum quality rating of Ba1, a minimum outstanding of $150 million and at least one year to maturity. The BCMB is an unmanaged index comprised of all fixed-income securities mortgage pools owned by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The BCEMB tracks total returns for external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia and Venezuela. The indexes are unmanaged, and it is not possible to invest directly in an index. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the indexes.
2	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks. High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
3	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made directly in an index.
4	The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made directly in an index.
Annual Shareholder Report
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From December 2008 through March 2009, the economy was deep in recessionary territory and anxiety remained in the financial markets, particularly the stock markets. The non-Treasury bond sectors, on the other hand, immediately began delivering returns well in excess of the U.S. Treasury markets, a reflection that bond investors thought that the economy's deterioration would slow. The Federal Reserve (Fed) made no official adjustments to monetary policy, keeping the federal funds' target within its previous range of 0% to 0.25%. However, the Fed embarked on direct support to the bond market and economy by purchasing large amounts of both U.S. Treasury and agency-backed mortgage securities, in effect helping to keep overall interest rates at low historical levels. After four consecutive negative quarters for Gross Domestic Product, the economy exhibited positive growth in the third quarter of 2009, after many foreign economies had already begun growing again. As the reporting period came to a close, it was apparent that economic growth continued. The Fed gave no indication that higher federal funds' rates would be occurring over the near term. As a result, U.S. interest rates fell over the reporting period, with larger declines felt in the shorter to intermediate maturity areas (i.e., two-year to ten-year), with relatively lesser declines for 30-year maturities. With many world economies growing and no near-term rate hikes expected in the United States, the corporate bond markets experienced very large positive returns, both investment grade and especially high yield.

PORTFOLIO ALLOCATION

During the reporting period, the Fund's portfolio was allocated between stocks and fixed-income securities in a manner reflecting the Fund's primary investment objective of income and its secondary objective of capital appreciation. Factors used in making this allocation were: 1) the Fund's ability to pay and maintain an attractive level of dividends; and 2) the expected relative total return of fixed-income securities and stocks. The allocation at the end of the reporting period on December 31, 2009, was 54.5% fixed-income securities, 40.0% stocks and 5.5% cash equivalents and other assets/liabilities. The Fund's allocation had a positive effect on performance because fixed-income securities outperformed stocks.

SECTOR AND SECURITY SELECTION - EQUITY

The equity component of the portfolio underperformed the RU1000V during the 12-month reporting period. The Fund's portfolio managers focused on realization of the Fund's total return and income objectives by purchasing and holding income-producing equity securities with favorable valuation levels. Growth stocks generally outperformed value and dividend stocks which had a negative influence on the performance. Strategies with small capitalizations outperformed large capitalizations, also negatively impacting the Fund performance. Overall, sector allocation contributed positively, while stock selection contributed negatively to the Fund's equity performance. An overweight position (as compared with the Fund's equity index) in the Information Technology sector and underweight position in the Utilities sector enhanced the Fund's performance. Detracting from performance was poor stock selection in Financials, partially offset by positive stock selection in the Energy and Industrial sectors.

SECTOR AND SECURITY SELECTION  -  BONDS5

Sector allocation was a significant positive contributor to absolute performance in the Fund's bond portion, as the Fund maintained the vast majority of assets in a combination of high yield and emerging market bonds, the two best performing sectors of all bond markets. The Fund maintained a minority position in high quality bonds, which also aided in performance, as its high quality bonds generated a positive return but far less than high yield and emerging markets. Overall security selection was a negative contributor to Fund performance, although the performance varied widely by bond sector. The high yield bond portion significantly underperformed the Barclays Capital High Yield Index,6 partially offsetting the positive contribution attributed to the Fund's high yield sector allocation. Conversely, security selection in both the emerging market and mortgage bond portions significantly outperformed the respective Barclay indices, positively contributing to total return performance.

5	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
6	The Barclays Capital High Yield Index covers the universe of fixed-rate, publically issued, noninvestment-grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally, securities must be rated Ba1 or lower by Moody's Investor Service, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.
Annual Shareholder Report
4

GROWTH OF $10,000 INVESTED IN FEDERATED CAPITAL INCOME FUND II

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund II (the “Fund”) from December 31, 1999 to December 31, 2009, compared to the Standard & Poor's 500 Index (S&P 500),2,3 the Russell 1000 Value Index (RU1000V),2,3 both broad-based market indexes, a blend of indexes comprised of 40% RU1000V/20% Barclays Capital Emerging Market Bond Index (BCEM)3/20% Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%/ICI)3/20% Barclays Capital Mortgage-Backed Securities Index (BCMB)3 (Blended Index)2,4 and the Lipper Variable Underlying Funds Income Average (LFIA).2

Average Annual Total Returns for the Period Ended 12/31/2009
1 Year	28.28%
5 Years	5.48%
10 Years	0.34%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, RU1000V, Blended Index and the LFIA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.
2	The S&P 500 and Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Lipper figures represent the average total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.
3	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance. The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index (BCHYI). The BCHYI is an index that covers the universe of fixed-rate, noninvestment-grade debt. Payment-in-kind (PIK) bonds, eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included. The BCMB is comprised of all fixed-income securities mortgage pools by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The BCEM is comprised of external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia and Venezuela. Indexes are unmanaged, and investments cannot be made directly in an index.
4	The Blended Index is the Fund's benchmark.
Annual Shareholder Report
5

Portfolio of Investments Summary Tables (unaudited)

At December 31, 2009, the Fund's portfolio composition1 was as follows:

Portfolio Composition	Percentage of Total Net Assets
Domestic Equity Securities	32.1%
Domestic Fixed-Income Securities	30.9%
International Fixed-Income Securities	23.6%
International Equity Securities	7.9%
Cash Equivalents[2]	6.0%
Other Assets and Liabilities — Net[3]	(0.5)%
TOTAL	100.0%

At December 31, 2009, the Fund's sector composition4 for its equity securities was as follows:

Sector Composition of Equity Holdings	Percentage of Equity Securities
Financials	22.4%
Energy	14.9%
Information Technology	12.0%
Industrials	11.6%
Health Care	10.4%
Consumer Discretionary	7.5%
Consumer Staples	7.3%
Telecommunication Services	6.9%
Materials	4.0%
Utilities	3.0%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report
6

Portfolio of Investments

December 31, 2009

Principal Amount or Shares			Value
		COMMON STOCKS – 38.4%
		Consumer Discretionary – 3.0%
13,905		Comcast Corp., Class A	234,438
3,920		Cooper Tire & Rubber Co.	78,596
2,590		Corus Entertainment, Inc., Class B	48,692
2,465		Family Dollar Stores, Inc.	68,601
745		Genuine Parts Co.	28,280
8,115		Home Depot, Inc.	234,767
4,035		Leggett and Platt, Inc.	82,314
1,740		Meredith Corp.	53,679
1,195		Nike, Inc., Class B	78,954
1,340		Penney (J.C.) Co., Inc.	35,658
4,031		Time Warner, Inc.	117,463
90		Washington Post Co., Class B	39,564
		TOTAL	1,101,006
		Consumer Staples – 2.9%
7,115		Archer-Daniels-Midland Co.	222,771
1,250		Kimberly-Clark Corp.	79,638
2,000		Mead Johnson Nutrition Co.	87,400
1,755		Molson Coors Brewing Co., Class B	79,256
550		PepsiCo, Inc.	33,440
4,250		Procter & Gamble Co.	257,677
5,850		Wal-Mart Stores, Inc.	312,682
		TOTAL	1,072,864
		Energy – 5.9%
3,040		BP PLC, ADR	176,229
1,620	[1]	Cenovus Energy, Inc.	40,824
5,190		Chevron Corp.	399,578
7,485		ConocoPhillips	382,259
1,540		ENI S.p.A, ADR	77,939
1,245		EnCana Corp.	40,326
5,750		Exxon Mobil Corp.	392,092
920		Occidental Petroleum Corp.	74,842
645		Royal Dutch Shell PLC	38,771
1,220	[1]	Santos Ltd. — ADR	61,305
2,990		Sasol Ltd., ADR	119,421
1,095		Technip SA	76,924
1,475		Tenaris SA, ADR	62,909
3,835		Total SA, ADR	245,593
		TOTAL	2,189,012
		Financials – 7.5%
4,540		Ace, Ltd.	228,816
2,590		Aflac, Inc.	119,788
1,920		American Express Co.	77,798
4,785		American Financial Group, Inc. Ohio	119,386
2,980		Aspen Insurance Holdings Ltd.	75,841
6,285		Assurant, Inc.	185,282
2,705		Axis Capital Holdings Ltd.	76,849
Annual Shareholder Report
7

Principal Amount or Shares		Value
2,020	Bank of America Corp.	30,421
4,815	Chubb Corp.	236,802
905	Everest Re Group Ltd.	77,540
1,180	Highwoods Properties, Inc.	39,353
5,690	JPMorgan Chase & Co.	237,102
4,490	MetLife, Inc.	158,721
6,090	Morgan Stanley	180,264
1,060	NYSE Euronext	26,818
1,530	PartnerRe Ltd.	114,230
980	Public Storage	79,821
2,990	Realty Income Corp.	77,471
5,335	The Travelers Cos, Inc.	266,003
4,560	Validus Holdings Ltd.	122,846
6,945	Wells Fargo & Co.	187,446
2,165	XL Capital Ltd., Class A	39,685
	TOTAL	2,758,283
	Health Care – 4.2%
710	Abbott Laboratories	38,333
555	Baxter International, Inc.	32,567
1,240	Bayer AG, ADR	98,952
2,711	Bristol-Myers Squibb Co.	68,453
6,560	Johnson & Johnson	422,530
2,200	Lilly (Eli) & Co.	78,562
995	Medtronic, Inc.	43,760
7,125	Merck & Co., Inc.	260,347
14,520	PDL BioPharma, Inc.	99,607
21,725	Pfizer, Inc.	395,178
	TOTAL	1,538,289
	Industrials – 4.6%
1,610	CSX Corp.	78,069
1,880	Cooper Industries PLC	80,163
2,070	Dover Corp.	86,133
1,790	General Dynamics Corp.	122,024
41,015	General Electric Co.	620,557
1,985	Honeywell International, Inc.	77,812
3,790	ITT Corp.	188,515
725	Parker-Hannifin Corp.	39,063
960	Ryder Systems, Inc.	39,523
5,215	Tyco International Ltd.	186,071
535	Union Pacific Corp.	34,186
645	United Parcel Service, Inc.	37,004
1,735	United Technologies Corp.	120,426
	TOTAL	1,709,546
	Information Technology – 4.8%
2,725	Harris Corp.	129,574
5,675	Intel Corp.	115,770
3,600	International Business Machines Corp.	471,240
3,810	Linear Technology Corp.	116,357
6,125	Microchip Technology, Inc.	177,992
Annual Shareholder Report
8

Principal Amount or Shares			Value
8,830		Microsoft Corp.	269,227
5,410		National Semiconductor Corp.	83,098
5,045	[1]	Siliconware Precision Industries Company — ADR	35,365
7,800		Texas Instruments, Inc.	203,268
15,165		Xerox Corp.	128,296
1,625		Xilinx, Inc.	40,723
		TOTAL	1,770,910
		Materials – 1.6%
475		Air Products & Chemicals, Inc.	38,504
2,335		Du Pont (E.I.) de Nemours & Co.	78,619
2,000		PPG Industries, Inc.	117,080
1,285		Rio Tinto PLC, ADR	276,776
1,175		Sensient Technologies Corp.	30,903
1,380		Sonoco Products Co.	40,365
		TOTAL	582,247
		Telecommunication Services – 2.7%
16,762		AT&T, Inc.	469,839
4,870		BCE, Inc.	134,461
1,250		CenturyTel, Inc.	45,262
1,220		France Telecommunications, ADR	30,793
12,865		Qwest Communications International, Inc.	54,162
2,445		TELUS Corp.	76,162
8,605		Vodafone Group PLC, ADR	198,689
		TOTAL	1,009,368
		Utilities – 1.2%
5,005		CMS Energy Corp.	78,378
3,210		Exelon Corp.	156,873
1,130		NSTAR	41,584
1,205		PPL Corp.	38,934
4,065		Public Service Enterprises Group, Inc.	135,161
		TOTAL	450,930
		TOTAL COMMON STOCKS (IDENTIFIED COST $12,797,396)	14,182,455
		PREFERRED STOCKS – 1.5%
		Financials – 1.5%
280		Bank of America, Series L, PFD	246,120
170		Wells Fargo Co, Series L, PFD	156,060
4,855		XL Capital, Ltd., Conv. Pfd, 10.75%, 8/15/2011	135,552
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $421,978)	537,732
		ADJUSTABLE-RATE MORTGAGES – 0.9%
$152,667		Federal Home Loan Mortgage Corp., 4.750%, 3/1/2034	159,483
165,393		Federal National Mortgage Association, 5.790%, 9/1/2037	174,948
		TOTAL ADJUSTABLE-RATE MORTGAGES (IDENTIFIED COST $314,669)	334,431
		CORPORATE BONDS – 4.1%
		Banking – 0.7%
150,000	[2,3]	Banco Credito del Peru, Sub. Note, 6.95%, 11/7/2021	146,250
100,000	[2,3]	Banco Nacional de Desenvolvimento Economico e Social, Note, Series 144A, 6.500%, 6/10/2019	107,056
		TOTAL	253,306
Annual Shareholder Report
9

Principal Amount or Shares			Value
		Basic Industry — Paper – 0.1%
$40,000		Louisiana-Pacific Corp., 8.875%, 8/15/2010	41,500
		Oil & Gas – 3.0%
600,000	[2,3]	Gazprom, Note, Series 144A, 8.625%, 4/28/2034	661,500
250,000		Petrobras, Company Guarantee, 7.875%, 3/15/2019	289,453
150,000		Petroleos Mexicanos, Company Guarantee, Series WI, 8.00%, 5/3/2019	173,795
		TOTAL	1,124,748
		Telecommunications & Cellular – 0.3%
100,000	[2,3]	Digicel Ltd., Sr. Note, Series 144A, 8.250%, 9/1/2017	98,000
		TOTAL CORPORATE BONDS (IDENTIFIED COST $1,459,440)	1,517,554
		Governments/Agencies – 17.5%
		Sovereign – 17.5%
824,789		Argentina, Government of, Note, Series $dis, 8.28%, 12/31/2033	620,654
600,000		Brazil NTN-B, Series NTNB, 6.00%, 8/15/2010	664,109
120,000		Brazil, Government of, Bond, 8.25%, 1/20/2034	153,900
223,834		Brazil, Government of, Note, 8.000%, 1/15/2018	256,849
300,000		Colombia, Government of, Note, 7.375%,1/27/2017	345,375
350,000	[2,3]	Indonesia, Government of, Series 144A, 8.50%, 10/12/2035	421,750
200,000	[2,3]	Indonesia, Government of, Sr. Unsecd. Note, Series 144A, 11.625%, 3/4/2019	290,500
400,000		Mexico, Government of, 5.875%, 2/17/2014	435,750
3,100,000		Mexico Fixed-Rate Bond, Bond, Series MI10, 9.00%, 12/20/2012	250,971
200,000		Panama, Government of, 6.700%, 1/26/2036	212,500
386,000		Peru, Government of, 6.550%, 3/14/2037	403,370
723,800	[2,3]	Russia, Government of, Unsub., Series REGS, 7.500%, 3/31/2030	817,821
100,000		South Africa, Government of, Sr. Unsecd. Note, 6.875%, 5/27/2019	112,625
300,000		Turkey, Government of, 14.000%, 9/26/2012	215,796
350,000		Turkey, Government of, 7.00%, 9/26/2016	388,500
150,000		Turkey, Government of, Note, 7.375%, 2/5/2025	166,125
100,000		Uruguay, Government of, Note, 8.00%, 11/18/2022	115,750
450,000		Venezuela, Government of, 9.375%, 1/13/2034	309,375
480,000		Venezuela, Government of, Note, 7.65%, 4/21/2025	286,632
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $5,725,189)	6,468,352
		Mortgage-Backed Securities – 6.6%
		Federal Home Loan Mortgage Corporation – 6.6%
275,000		Federal Home Loan Mortgage Corp. 5.000%, 30 Year, 1/1/2040	282,025
740,476		Federal Home Loan Mortgage Corp. Pool A56495, 5.500%, 30 Year, 1/1/2037	777,616
191,870		Federal Home Loan Mortgage Corp. Pool A65290, 6.500%, 30 Year, 9/1/2037	205,676
803,875		Federal Home Loan Mortgage Corp. Pool G02479, 6.000%, 30 Year, 12/1/2036	855,028
173,190		Federal Home Loan Mortgage Corp. Pool G18264, 5.000%, 15 Year, 7/1/2023	181,450
116,857		Federal Home Loan Mortgage Corp. Pool J05248, 5.500%, 15 Year, 7/1/2022	124,197
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $2,294,034)	2,425,992
		MUTUAL FUND – 25.9%
1,434,387	[4]	Federated High Income Bond Fund II, Primary Shares (IDENTIFIED COST $8,402,665)	9,567,362
Annual Shareholder Report
10

Principal Amount or Shares		Value
	Repurchase Agreement – 6.0%
$2,201,000	Interest in $5,371,000,000 joint repurchase agreement 0.00001%, dated 12/31/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $5,371,000,006 on 1/4/2010. The securities provided as collateral at the end of the period were U.S. Treasury securities with various maturities to 8/15/2019 and the market value of those underlying securities was $5,478,420,099. (AT COST)	2,201,000
	TOTAL INVESTMENTS — 100.9% (IDENTIFIED COST $33,616,371)[5]	37,234,878
	OTHER ASSETS AND LIABILITIES - NET — (0.9)%[6]	(322,108)
	TOTAL NET ASSETS — 100%	$36,912,770
1	Non-income producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2009, these restricted securities amounted to $2,542,877, which represented 6.9% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2009, these liquid restricted securities amounted to $2,542,877, which represented 6.9% of total net assets.
4	Affiliated company.
5	The cost of investments for federal tax purposes amounts to $34,387,577.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
  Note: The categories of investments are shown as a percentage of total net assets at December 31, 2009.
  Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
  Level 1 — quoted prices in active markets for identical securities
  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
  The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$11,818,625	$ —	$ —	$11,818,625
International	2,901,562	—	—	2,901,562
Debt Securities:
Adjustable-Rate Mortgages	—	334,431	—	334,431
Corporate Bonds	—	1,517,554	—	1,517,554
Governments/Agencies	—	6,468,352	—	6,468,352
Mortgage-Backed Securities	—	2,425,992	—	2,425,992
Mutual Fund	9,567,362	—	—	9,567,362
Repurchase Agreement	—	2,201,000	—	2,201,000
TOTAL SECURITIES	$24,287,549	$12,947,329	$ —	$37,234,878
  The following acronym is used throughout this portfolio:
  ADR — American Depositary Receipt
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Statement of Assets and Liabilities

December 31, 2009

Assets:
Total investments in securities, at value including $9,567,362 of investments in an affiliated issuer (Note 5) (identified cost $33,616,371)		$37,234,878
Cash		623
Cash denominated in foreign currencies (identified cost $42,405)		47,891
Income receivable		221,332
Receivable for investments sold		545,648
Receivable for shares sold		118,235
TOTAL ASSETS		38,168,607
Liabilities:
Payable for investments purchased	$1,193,314
Payable for shares redeemed	2,762
Payable for Directors'/Trustees' fees	296
Accrued expenses	59,465
TOTAL LIABILITIES		1,255,837
Net assets for 4,258,522 shares outstanding		$36,912,770
Net Assets Consist of:
Paid-in capital		$71,830,488
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		3,624,008
Accumulated net realized loss on investments and foreign currency transactions, written options, futures contracts and swap contracts		(40,527,171)
Undistributed net investment income		1,985,445
TOTAL NET ASSETS		$36,912,770
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$36,912,770 ÷ 4,258,522 shares outstanding, no par value, unlimited shares authorized		$8.67
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Statement of Operations

Year Ended December 31, 2009

Investment Income:
Dividends (including $1,069,870 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $6,651)			$1,564,317
Interest			814,232
TOTAL INCOME			2,378,549
Expenses:
Investment adviser fee (Note 5)		$249,330
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		14,174
Transfer and dividend disbursing agent fees and expenses		15,485
Directors'/Trustees' fees		1,201
Auditing fees		27,250
Legal fees		7,256
Portfolio accounting fees		91,975
Printing and postage		32,961
Insurance premiums		4,003
Miscellaneous		3,509
TOTAL EXPENSES		597,144
Waivers, Reimbursement and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(195,192)
Waiver of administrative personnel and services fee (Note 5)	(24,666)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(4,854)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		(224,712)
Net expenses			372,432
Net investment income			2,006,117
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized loss of $1,124,264 on investments in an affiliated issuer (Note 5))			(2,806,830)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			9,017,743
Net realized and unrealized gain on investments and foreign currency transactions			6,210,913
Change in net assets resulting from operations			$8,217,030
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Statement of Changes in Net Assets

Year Ended December 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,006,117	$2,183,150
Net realized loss on investments and foreign currency transactions	(2,806,830)	(3,387,661)
Net change in unrealized appreciation/depreciation of investments, swap contracts and translation of assets and liabilities in foreign currency	9,017,743	(7,500,084)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,217,030	(8,704,595)
Distributions to Shareholders:
Distributions from net investment income	(2,035,991)	(2,487,194)
Share Transactions:
Proceeds from sale of shares	5,451,180	6,520,593
Net asset value of shares issued to shareholders in payment of distributions declared	2,035,991	2,487,194
Cost of shares redeemed	(9,303,978)	(14,765,102)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,816,807)	(5,757,315)
Change in net assets	4,364,232	(16,949,104)
Net Assets:
Beginning of period	32,548,538	49,497,642
End of period (including undistributed net investment income of $1,985,445 and $2,021,969, respectively)	$36,912,770	$32,548,538
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Notes to Financial Statements

December 31, 2009

1. ORGANIZATION

Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Capital Income Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

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Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure, or buying protection to reduce exposure. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is Annual Shareholder Report
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typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value.The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain/loss on swap contracts” in the Statement of Operations.

At December 31, 2009, the Fund had no outstanding swap contracts.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At December 31, 2009, the Fund had no outstanding futures contracts.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At December 31, 2009, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Option Contracts

The Fund may buy or sell put and call options to provide income and protection from extreme reductions in the market value of certain securities. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

Dollar-Roll Transactions

The Fund may engage in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.

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Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2009, the Fund had no outstanding securities on loan.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional Disclosure Related to Derivative Instruments

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(4,705)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$7,356

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2009	2008
Shares sold	701,069	789,551
Shares issued to shareholders in payment of distributions declared	302,076	279,460
Shares redeemed	(1,233,348)	(1,727,280)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(230,203)	(658,269)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, reclassification of income for defaulted securities and expiration of capital loss carryforwards.

For the year ended December 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(16,049,081)	$(6,650)	$16,055,731

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

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The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008, was as follows:
	2009	2008
Ordinary income	$2,035,991	$2,487,194

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,042,881
Net unrealized appreciation	$2,852,802
Capital loss carryforwards and deferrals	$(39,813,401)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, dollar-roll transactions and adjustments related to dirty priced bonds.

At December 31, 2009, the cost of investments for federal tax purposes was $34,387,577. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $2,847,301. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,343,398 and net unrealized depreciation from investments for those securities having an excess of cost over value of $496,097.

At December 31, 2009, the Fund had a capital loss carryforward of $39,808,985 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$34,144,898
2016	$2,946,465
2017	$2,717,622

Capital loss carryforwards of $16,049,079 expired during the year ended December 31, 2009.

As of December 31, 2009, for federal income tax purposes, the Fund had $4,416 in straddle loss deferrals.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, the Adviser voluntarily waived $140,313 of its fee.

Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2009, the Sub-Adviser earned a fee of $51,624.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, FAS waived $24,666 of its fee. The net fee paid to FAS was 0.377% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Interfund Transactions

During the year ended December 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $93,749 and $12,345, respectively.

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General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended December 31, 2009, the Adviser reimbursed $54,879. Transactions with the affiliated company during the year ended December 31, 2009 were as follows:

Affiliate	Balance of Shares Held 12/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2009	Value	Dividend Income
Federated High Income Bond Fund II, Primary Shares	1,873,766	239,664	679,043	1,434,387	$9,567,362	$1,069,870

The Fund may invest in other affiliated open-end management companies, registered under the Act, which are managed by an affiliate of the Adviser. The Fund invests in Federated High Income Bond Fund II, which has an investment objective to seek high current income. Income distributions from Federated High Income Bond Fund II are declared and paid annually. All income distributions are recorded by the Fund as dividend income. Capital gain distributions from Federated High Income Bond Fund II, if any, are declared and paid annually, and are recorded by the Fund as capital gains received. The performance of the Fund is directly affected by the performance of Federated High Income Bond Fund II. A copy of the financial statements for Federated High Income Bond Fund II is available on the EDGAR Database on the Securities and Exchange Commission's (SEC) website or upon request from the Fund.

6. EXPENSE Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2009, the Fund's expenses were reduced by $4,854 under these arrangements.

7. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2009, were as follows:

Purchases	$21,102,219
Sales	$21,949,583

8. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

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At December 31, 2009, the diversification of countries was as follows:
Country	Percentage of Net Assets
United States	31.2%
Brazil	4.2%
Russia	4.0%
Mexico	2.3%
Turkey	2.1%
Great Britain	1.9%
Indonesia	1.9%
Argentina	1.7%
Venezuela	1.6%
Peru	1.5%
Bermuda	1.3%
Chile	1.1%
France	1.0%
Columbia	0.9%
Canada	0.7%
Panama	0.6%
Zaire	0.6%
Kenya	0.5%
Denmark	0.3%
Uruguay	0.3%
Australia	0.2%
Ireland	0.2%
Italy	0.2%
Luxembourg	0.2%
Taiwan	0.1%

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from participating affiliated funds. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the program was not utilized.

11. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (NYAG), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of Annual Shareholder Report
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which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. Subsequent events

Management has evaluated subsequent events through February 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

13. FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary income distributions made by the Fund during the year ended December 31, 2009, 21.16% qualify for the dividend received deduction available to corporate shareholders.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF Federated insurance series AND SHAREHOLDERS OF federated capital income fund ii:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Income Fund II (the “Fund”), a portfolio of Federated Insurance Series as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented prior to January 1, 2006, was audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Capital Income Fund II as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2010

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Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: November 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
24

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: October 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: November 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
25

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

26

Evaluation and Approval of Advisory Contract - May 2009

Federated Capital Income Fund II (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2009. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

Annual Shareholder Report
27

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods covered by the report, the Fund's performance for the three-year period was at the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. For the five-year period, the Fund's performance was above the median of the relevant peer group. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and Annual Shareholder Report
28

other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report
29

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Capital Income Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916108

G00845-01 (2/10)

Federated is a registered mark of Federated Investors, Inc.
2010 Federated Investors, Inc.

Federated Clover Value Fund II

(formerly, Federated American Leaders Fund II)

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2009

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$8.14	$17.13	$21.55	$21.38	$20.67
Income From Investment Operations:
Net investment income	0.14[2]	0.21	0.22[2]	0.30	0.33
Net realized and unrealized gain (loss) on investments	0.99	(4.83)	(2.10)	2.89	0.69
TOTAL FROM INVESTMENT OPERATIONS	1.13	(4.62)	(1.88)	3.19	1.02
Less Distributions:
Distributions from net investment income	(0.21)	(0.27)	(0.30)	(0.33)	(0.31)
Distributions from net realized gain on investments	—	(4.10)	(2.24)	(2.69)	—
TOTAL DISTRIBUTIONS	(0.21)	(4.37)	(2.54)	(3.02)	(0.31)
Net Asset Value, End of Period	$9.06	$8.14	$17.13	$21.55	$21.38
Total Return[3]	14.72%	(33.79)%	(9.66)%	16.81%	5.02%
Ratios to Average Net Assets:
Net expenses	1.00%[4]	1.00%[4]	0.92%[4]	0.92%[4]	0.90%[4]
Net investment income	1.84%	1.58%	1.12%	1.27%	1.32%
Expense waiver/reimbursement[5]	0.40%	0.09%	0.02%	0.00%[6]	0.00%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$65,590	$73,363	$152,568	$229,478	$260,290
Portfolio turnover	110%	121%	52%	53%	51%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.89%, 1.00%, 0.92%, 0.91% and 0.88% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 0.01%.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
1

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$8.09	$17.03	$21.43	$21.28	$20.58
Income From Investment Operations:
Net investment income	0.12[2]	0.18	0.17[2]	0.23	0.24
Net realized and unrealized gain (loss) on investments	1.00	(4.81)	(2.08)	2.88	0.73
TOTAL FROM INVESTMENT OPERATIONS	1.12	(4.63)	(1.91)	3.11	0.97
Less Distributions:
Distributions from net investment income	(0.18)	(0.21)	(0.25)	(0.27)	(0.27)
Distributions from net realized gain on investments	—	(4.10)	(2.24)	(2.69)	—
TOTAL DISTRIBUTIONS	(0.18)	(4.31)	(2.49)	(2.96)	(0.27)
Net Asset Value, End of Period	$9.03	$8.09	$17.03	$21.43	$21.28
Total Return[3]	14.50%	(33.96)%	(9.86)%	16.48%	4.78%
Ratios to Average Net Assets:
Net expenses	1.25%[4]	1.25%[4]	1.17%[4]	1.17%[4]	1.15%[4]
Net investment income	1.56%	1.31%	0.87%	1.03%	1.09%
Expense waiver/reimbursement[5]	0.40%	0.09%	0.02%	0.00%[6]	0.00%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,087	$2,980	$6,409	$8,198	$7,398
Portfolio turnover	110%	121%	52%	53%	51%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.13%, 1.25%, 1.17%, 1.16% and 1.13% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 0.01%.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
2

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,221.00	$5.60
Service Shares	$1,000	$1,220.30	$7.00
Hypothetical (assuming a 5% returnbefore expenses):
Primary Shares	$1,000	$1,020.16	$5.09
Service Shares	$1,000	$1,018.90	$6.36
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:
Primary Shares	1.00%
Service Shares	1.25%
Annual Shareholder Report
3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return for the fiscal year ended December 31, 2009 was 14.72% for the Primary Shares and 14.50% for the Service Shares, respectively. The total return of the Russell 1000® Value Index1 (the “Index”) was 19.69% and the total return of the Lipper Variable Underlying Funds Large Cap Value Average2 (LFLCVA) was 23.20% for the same period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

The following discussion will focus on the Fund's Primary Shares class.

MARKET OVERVIEW

The year will no doubt be remembered as a one of great volatility, as extreme movements were witnessed not only in the stock market, but also in home values, credit markets, the U.S. dollar and the national deficit. For most of the year, the news was dominated by poor economic data and dire predictions. However, the forward-looking stock market began to rise in anticipation of improvement.

The government's efforts to stop the liquidity panic after the September 2008 Lehman Brothers bankruptcy were successful. In 2009, the bond and stock markets returned to health and allowed companies to issue new debt and equity. With functioning financial markets, the rest of the economy started to slowly rebuild. Toward the end of 2009, diverse industries were beginning to report signs of improvement in their businesses, evidence that the recovery is indeed broadening. Rising prices for industrial commodities such as copper and steel also suggest that economic growth has taken hold in the world economy.

The year for equities could perhaps be summed up in just three words: “worst to first.” Those stocks that performed the worst during 2008 and into March 2009 generally performed the best during the rest of the year. In particular, companies which carried debt and/or had the risk of not being able to refinance their debt came under severe pressure early on, but were spectacular winners after the credit markets began to thaw. While the Fund owned some stocks that possessed these attributes, such as Liberty Interactive, its focus was on higher quality companies with healthy cash flows. Therefore, the “worst to first” phenomenon helped the Fund, but was not an overriding factor.

Fund Performance

The Fund transitioned from Federated American Leaders Fund II to Federated Clover Value Fund II on April 30, 2009, at which time the management of the Fund was assumed by Federated Clover Investment Advisors.

The Fund underperformed the Index by 4.97% for the 12-month reporting period. The main driver of the underperformance was security selection within the Financial, Consumer Discretionary and Materials sectors. This was offset with positive contribution from stock selection within the Energy sector and an underweighting in the Telecommunication sector. The key driver of underperformance in Financials was not having material concentrations in early cyclical capital market securities like Goldman Sachs during the first part of the year. In the Discretionary sector, H&R Block performed poorly and negatively impacted performance in that sector. The Fund's positioning in the Energy sector with Peabody Energy, a coal holding, produced significant gains during the year as the outlook for coal producers improved as the year progressed.

The Fund concluded the fiscal year overweighted relative to the benchmark in Consumer Discretionary, Consumer Staples and Information Technology, while being underweighted in Financial Services, Industrials and Telecommunications. The Fund's over- or underweights relative to its benchmark are driven not by economic forecasts but, rather, by the analysts' view of company-specific opportunities within each sector. While the Fund's managers remain cognizant of macroeconomic factors that may affect Fund performance, the investment approach focuses instead on bottom-up, fundamental analysis to construct a well-diversified, risk-controlled portfolio.

1	The Index measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.
2	The LFLCVA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges.
Annual Shareholder Report
4

GROWTH OF $10,000 INVESTED IN FEDERATED CLOVER VALUE FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Clover Value Fund II (Primary Shares) (the “Fund”) from December 31, 1999 to December 31, 2009, compared to the Russell 1000 Value Index (RUV1000),2 the Standard & Poor's 500/Citigroup Value Index (S&P500/CV)2and the Lipper Variable Underlying Funds Large-Cap Value Average (LFLCVA).3

Average Annual Total Returns for the Period Ended 12/31/2009
1 Year	14.72%
5 Years	-3.39%
10 Years	-0.80%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The RUV1000, S&P 500/CV and the LFLCVA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.
2	The Fund's Adviser has elected to change the benchmark index from the S&P 500/CV to the RUV1000. The RUV1000 is more representative of the securities typically held by the Fund. The RUV1000 and the S&P 500/CV are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	The LFLCVA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses and other fees that the SEC requires to be reflected in a fund's performance.
Annual Shareholder Report
5

GROWTH OF $10,000 INVESTED IN THE FEDERATED CLOVER VALUE FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Clover Value Fund II (Service Shares) (the “Fund”) from April 30, 2002 (start of performance) to December 31, 2009, compared to the Russell 1000 Value Index (RUV1000),2 the Standard & Poor's 500/Citigroup Value Index (S&P 500/CV)2 and the Lipper Variable Underlying Funds Large-Cap Value Average (LFLCVA).3

Average Annual Total Returns for the Period Ended 12/31/2009
1 Year	14.50%
5 Years	-3.61%
Start of Performance (4/30/2002)	-0.46%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The RUV1000, S&P 500/CV and the LFLCVA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.
2	The Fund's Adviser has elected to change the benchmark index from the S&P 500/CV to the RUV1000. The RUV1000 is more representative of the securities typically held by the Fund. The RUV1000 and the S&P 500/CV are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	The LFLCVA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a fund's performance.
Annual Shareholder Report
6

Portfolio of Investments Summary Table (unaudited)

At December 31, 2009, the Fund's sector composition1 was as follows:

Sector Composition	Percentage of Total Net Assets
Financials	22.6%
Energy	17.5%
Health Care	10.7%
Consumer Discretionary	10.2%
Information Technology	9.5%
Industrials	9.1%
Consumer Staples	6.6%
Utilities	5.7%
Materials	3.9%
Telecommunication Services	3.2%
Cash Equivalents[2]	2.3%
Other Assets and Liabilities — Net[3]	(1.3)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
7

Portfolio of Investments

December 31, 2009

Shares or Principal Amount			Value
		COMMON STOCKS – 99.0%
		Consumer Discretionary – 10.2%
36,915	[1]	DIRECTV Group, Inc., Class A	1,231,115
65,100	[1]	Goodyear Tire & Rubber Co.	917,910
23,900		Home Depot, Inc.	691,427
152,500	[1]	Liberty Media Holding Corp.	1,653,100
3,690	[1]	Liberty Media-Starz	170,294
47,050		Time Warner, Inc.	1,371,037
29,450		Walt Disney Co.	949,762
		TOTAL	6,984,645
		Consumer Staples – 6.6%
24,450		CVS Caremark Corp.	787,534
21,735		H.J. Heinz Co.	929,389
12,200		Lorillard, Inc.	978,806
15,400		Procter & Gamble Co.	933,702
25,100		Walgreen Co.	921,672
		TOTAL	4,551,103
		Energy – 17.5%
26,800		Anadarko Petroleum Corp.	1,672,856
26,050		Cabot Oil & Gas Corp., Class A	1,135,519
37,520		Chevron Corp.	2,888,665
17,250		Devon Energy Corp.	1,267,875
32,000		Exxon Mobil Corp.	2,182,080
20,150		Noble Energy, Inc.	1,435,083
32,500		Peabody Energy Corp.	1,469,325
		TOTAL	12,051,403
		Financials – 22.6%
156,250		Bank of America Corp.	2,353,125
34,300		Comerica, Inc.	1,014,251
5,250		Goldman Sachs Group, Inc.	886,410
61,160		J.P. Morgan Chase & Co.	2,548,537
55,350		Marsh & McLennan Cos., Inc.	1,222,128
28,800		MetLife, Inc.	1,018,080
38,900		Morgan Stanley	1,151,440
19,742		Simon Property Group, Inc.	1,575,412
63,110		U.S. Bancorp	1,420,606
36,950		Wells Fargo & Co.	997,281
72,100		XL Capital Ltd., Class A	1,321,593
		TOTAL	15,508,863
		Health Care – 10.7%
32,050		CIGNA Corp.	1,130,403
14,050		Johnson & Johnson	904,961
24,150		Merck & Co., Inc.	882,441
134,275		Pfizer, Inc.	2,442,462
20,400	[1]	Thermo Fisher Scientific, Inc.	972,876
33,900		UnitedHealth Group, Inc.	1,033,272
		TOTAL	7,366,415
Annual Shareholder Report
8

Shares or Principal Amount			Value
		Industrials – 9.1%
105,765		General Electric Co.	1,600,225
27,700		Honeywell International, Inc.	1,085,840
20,750		Raytheon Co.	1,069,040
17,800		SPX Corp.	973,660
33,700	[1]	URS Corp.	1,500,324
		TOTAL	6,229,089
		Information Technology – 9.5%
4,277	[1]	AOL Inc.	99,569
50,600		Corning, Inc.	977,086
68,050	[1]	EMC Corp.	1,188,833
28,700		Hewlett-Packard Co.	1,478,337
71,550		National Semiconductor Corp.	1,099,008
58,350		Nokia Oyj, Class A, ADR	749,798
53,550	[1]	Symantec Corp.	958,009
		TOTAL	6,550,640
		Materials – 3.9%
21,700		Du Pont (E.I.) de Nemours & Co.	730,639
5,900		Rio Tinto PLC, ADR	1,270,801
12,350		United States Steel Corp.	680,732
		TOTAL	2,682,172
		Telecommunication Services – 3.2%
49,220		AT&T, Inc.	1,379,637
23,661		Verizon Communications, Inc.	783,889
		TOTAL	2,163,526
		Utilities – 5.7%
31,800		DPL, Inc.	877,680
31,405		Exelon Corp.	1,534,762
29,500		National Fuel Gas Co.	1,475,000
		TOTAL	3,887,442
		TOTAL COMMON STOCKS (IDENTIFIED COST $59,051,894)	67,975,298
		Repurchase Agreement – 2.3%
$1,597,000		Interest in $5,371,000,000 joint repurchase agreement 0.00001%, dated 12/31/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $5,371,000,006 on 1/4/2010. The securities provided as collateral at the end of the period were U.S. Treasury securities with various maturities to 8/15/2019 and the market value of those underlying securities was $5,478,420,099. (AT COST)	1,597,000
		TOTAL INVESTMENTS — 101.3% (IDENTIFIED COST $60,648,894)[2]	69,572,298
		OTHER ASSETS AND LIABILITIES - NET — (1.3)%[3]	(895,602)
		TOTAL NET ASSETS — 100%	$68,676,696
1	Non-income producing security.
2	The cost of investments for federal tax purposes amounts to $63,222,036.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
  Note: The categories of investments are shown as a percentage of total net assets at December 31, 2009.
  Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
  Level 1 — quoted prices in active markets for identical securities
  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
9

    The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$64,633,106	$ —	$ —	$64,633,106
International	3,342,192	—	—	3,342,192
Repurchase Agreement	—	1,597,000	—	1,597,000
TOTAL SECURITIES	$67,975,298	$1,597,000	$ —	$69,572,298
    The following acronym is used throughout this portfolio:
    ADR — American Depositary Receipt
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  10

  Statement of Assets and Liabilities

  December 31, 2009

Assets:
Total investments in securities, at value (identified cost $60,648,894)		$69,572,298
Cash		856
Income receivable		72,845
Receivable for shares sold		123,420
TOTAL ASSETS		69,769,419
Liabilities:
Payable for investments purchased	$1,033,451
Payable for shares redeemed	5,461
Payable for Directors'/Trustees' fees	583
Payable for distribution services fee (Note 5)	658
Accrued expenses	52,570
TOTAL LIABILITIES		1,092,723
Net assets for 7,577,613 shares outstanding		$68,676,696
Net Assets Consist of:
Paid-in capital		$116,607,004
Net unrealized appreciation of investments		8,923,404
Accumulated net realized loss on investments		(58,052,457)
Undistributed net investment income		1,198,745
TOTAL NET ASSETS		$68,676,696
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
Net asset value per share ($65,589,753 ÷ 7,235,661 shares outstanding), no par value, unlimited shares authorized		$9.06
Service Shares:
Net asset value per share ($3,086,943 ÷ 341,952 shares outstanding), no par value, unlimited shares authorized		$9.03
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  11

  Statement of Operations

  Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes withheld of $398)			$1,782,157
Interest (including income on securities loaned of $1,994)			4,581
TOTAL INCOME			1,786,738
Expenses:
Investment adviser fee (Note 5)		$491,162
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		10,139
Transfer and dividend disbursing agent fees and expenses		30,611
Directors'/Trustees' fees		1,285
Auditing fees		24,500
Legal fees		3,955
Portfolio accounting fees		55,497
Distribution services fee — Service Shares (Note 5)		7,020
Printing and postage		27,054
Insurance premiums		3,897
Miscellaneous		4,530
TOTAL EXPENSES		849,650
Waivers and Expense Reduction:
Waiver of investment adviser fee (Note 5)	$(150,193)
Waiver of administrative personnel and services fee (Note 5)	(34,345)
Fees paid indirectly for directed brokerage arrangements (Note 6)	(77,227)
TOTAL WAIVERS AND EXPENSE REDUCTION		(261,765)
Net expenses			587,885
Net investment income			1,198,853
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(17,742,221)
Net change in unrealized depreciation of investments			24,416,184
Net realized and unrealized gain on investments			6,673,963
Change in net assets resulting from operations			$7,872,816
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  12

  Statement of Changes in Net Assets

Year Ended December 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,198,853	$1,811,242
Net realized loss on investments	(17,742,221)	(40,083,167)
Net change in unrealized appreciation/depreciation of investments	24,416,184	(7,324,661)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	7,872,816	(45,596,586)
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(1,747,401)	(2,191,636)
Service Shares	(62,711)	(74,382)
Distributions from net realized gain on investments
Primary Shares	—	(33,894,546)
Service Shares	—	(1,445,294)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,810,112)	(37,605,858)
Share Transactions:
Proceeds from sale of shares	1,948,874	1,813,988
Net asset value of shares issued to shareholders in payment of distributions declared	1,810,112	37,605,858
Cost of shares redeemed	(17,488,296)	(38,850,734)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(13,729,310)	569,112
Change in net assets	(7,666,606)	(82,633,332)
Net Assets:
Beginning of period	76,343,302	158,976,634
End of period (including undistributed net investment income of $1,198,745 and $1,810,004, respectively)	$68,676,696	$76,343,302
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  13

  Notes to Financial Statements

  December 31, 2009

  1. ORGANIZATION

  Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Clover Value Fund II (formerly, Federated American Leaders Fund II) (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The primary investment objective of the Fund is to seek long-term growth of capital. The Fund's secondary objective is to provide income.

  2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

  Investment Valuation

  In calculating its net asset value (NAV), the Fund generally values investments as follows:

    Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
    Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
    Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
    Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
    Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
    Shares of other mutual funds are valued based upon their reported NAVs.

  If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

  Fair Valuation and Significant Events Procedures

  The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

  The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

    With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
    With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
    Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
    Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

  The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

  Annual Shareholder Report
  14

  Repurchase Agreements

  It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

  With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

  The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

  Investment Income, Gains and Losses, Expenses and Distributions

  Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Premium and Discount Amortization

  All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

  Federal Taxes

  It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

  The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

  When-Issued and Delayed Delivery Transactions

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  Securities Lending

  The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

  As of December 31, 2009, the Fund had no outstanding securities on loan.

  Other

  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Annual Shareholder Report
  15

  3. SHARES OF BENEFICIAL INTEREST

  The following tables summarize share activity:

Year Ended December 31	2009		2008
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	201,204	$1,619,631	139,568	$1,533,370
Shares issued to shareholders in payment of distributions declared	252,150	1,747,401	3,251,008	36,086,182
Shares redeemed	(2,230,565)	(16,883,002)	(3,281,862)	(37,050,208)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(1,777,211)	$(13,515,970)	108,714	$569,344
Year Ended December 31	2009		2008
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	42,208	$329,243	25,926	$280,618
Shares issued to shareholders in payment of distributions declared	9,075	62,711	137,527	1,519,676
Shares redeemed	(77,686)	(605,294)	(171,343)	(1,800,526)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(26,403)	$(213,340)	(7,890)	$(232)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(1,803,614)	$(13,729,310)	100,824	$569,112

  4. FEDERAL TAX INFORMATION

  The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for litigation settlement proceeds.

  For the year ended December 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)
$(50,184)	$50,184

  Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

  The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income[1]	$1,810,112	$7,744,402
Long-term capital gains	$ —	$29,861,456
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

  As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,198,745
Net unrealized appreciation	$6,350,262
Capital loss carryforwards	$(55,479,315)

  The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

  At December 31, 2009, the cost of investments for federal tax purposes was $63,222,036. The net unrealized appreciation of investments for federal tax purposes was $6,350,262. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,177,112 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,826,850.

  At December 31, 2009, the Fund had a capital loss carryforward of $55,479,315 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$40,328,614
2017	$15,150,701
  Annual Shareholder Report
  16

  5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Adviser Fee

  Federated Global Investment Management Corp. is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, the Adviser voluntarily waived $150,193 of its fee.

  Administrative Fee

  Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, FAS waived $34,345 of its fee. The net fee paid to FAS was 0.238% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

  Distribution Services Fee

  The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2009, FSC did not retain any fees paid by the Fund.

  Interfund Transactions

  During the year ended December 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $66,523 and $17,323, respectively.

  General

  Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

  6. EXPENSE Reduction

  The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2009, the Fund's expenses were reduced by $77,227 under these arrangements.

  7. Investment TRANSACTIONS

  Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2009, were as follows:

Purchases	$70,480,152
Sales	$81,462,510

  8. LINE OF CREDIT

  The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the Fund did not utilize the LOC.

  9. INTERFUND LENDING

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the program was not utilized.

  Annual Shareholder Report
  17

  10. Legal Proceedings

  Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”) and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

  11. Subsequent events

  According to a Prospectus/Proxy Statement mailed to Fund shareholders as of the record date, December 11, 2009, a special meeting of the shareholders of the Fund will be held on February 19, 2010, for the purpose of approving or disapproving a proposed Agreement and Plan of Reorganization pursuant to which Federated Capital Appreciation Fund II would acquire the assets of the Fund in complete liquidation and dissolution/termination of the Fund. If the Agreement and Plan of Reorganization is approved at the special meeting of the shareholders of the Fund, the Fund will terminate on or about March 12, 2010.

  Management has evaluated subsequent events through February 22, 2010, the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

  12. FEDERAL TAX INFORMATION (UNAUDITED)

  Of the ordinary income distributions made by the Fund during the year ended December 31, 2009, 100% qualify for the dividend received deduction available to corporate shareholders.

  Annual Shareholder Report
  18

  Report of Independent Registered Public Accounting Firm

  TO THE BOARD OF TRUSTEES OF Federated insurance series AND SHAREHOLDERS OF federated clover value fund ii:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Clover Value Fund II (the “Fund”), a portfolio of Federated Insurance Series as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented prior to January 1, 2006, was audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Clover Value Fund II as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

  Boston, Massachusetts

  February 22, 2010

  Annual Shareholder Report
  19

  Board of Trustees and Trust Officers

  The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

  Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

  INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: November 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
  20

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
  Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: October 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
  Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: November 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
  Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
  Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
  Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
  21

  OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

  22

  Evaluation and Approval of Advisory Contract - May 2009

  Federated Clover Value Fund II (the “Fund”)

  The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

  In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

  During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

  The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

  Annual Shareholder Report
  23

  With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

  The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

  For the periods covered by the report, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

  The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

  Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

  The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

  The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

  It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and Annual Shareholder Report
  24

  other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

  The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

  In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

  The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

  Annual Shareholder Report
  25

  Voting Proxies on Fund Portfolio Securities

  A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

  Quarterly Portfolio Schedule

  The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

  Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

  This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

  Federated Clover Value Fund II
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Cusip 313916405
  Cusip 313916793

  G00843-01 (2/10)

  Federated is a registered mark of Federated Investors, Inc.
  2010 Federated Investors, Inc.

  Federated Equity Income Fund II

  A Portfolio of Federated Insurance Series

  ANNUAL SHAREHOLDER REPORT

  December 31, 2009

  FINANCIAL HIGHLIGHTS
  SHAREHOLDER EXPENSE EXAMPLE
  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  PORTFOLIO OF INVESTMENTS SUMMARY TABLE
  PORTFOLIO OF INVESTMENTS
  STATEMENT OF ASSETS AND LIABILITIES
  STATEMENT OF OPERATIONS
  STATEMENT OF CHANGES IN NET ASSETS
  NOTES TO FINANCIAL STATEMENTS
  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  BOARD OF TRUSTEES AND TRUST OFFICERS
  EVALUATION AND APPROVAL OF ADVISORY CONTRACT
  VOTING PROXIES ON FUND PORTFOLIO SECURITIES
  QUARTERLY PORTFOLIO SCHEDULE

  Financial Highlights

  (For a Share Outstanding Throughout Each Period)

Year Ended December 31
	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$10.89	$16.21	$16.34	$13.57	$13.42
Income From Investment Operations:
Net investment income	0.34[2]	0.40[2]	0.40[2]	0.37[2]	0.31
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	1.19	(5.20)	(0.07)	2.72	0.12
TOTAL FROM INVESTMENT OPERATIONS	1.53	(4.80)	0.33	3.09	0.43
Less Distributions:
Distributions from net investment income	(0.49)	(0.52)	(0.46)	(0.32)	(0.28)
Net Asset Value, End of Period	$11.93	$10.89	$16.21	$16.34	$13.57
Total Return[3]	15.26%	(30.45)%	2.05%	23.13%	3.33%
Ratios to Average Net Assets:
Net expenses	1.17%[4]	1.17%[4]	1.17%[4]	1.14%[4]	1.14%[4]
Net investment income	3.19%	2.89%	2.41%	2.56%	2.09%
Expense waiver/reimbursement[5]	1.09%	0.48%	0.14%	0.09%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$20,236	$21,463	$43,184	$57,998	$62,377
Portfolio turnover	117%	117%	102%	60%	31%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.14%, 1.17%, 1.16%, 1.14% and 1.13% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  1

  Shareholder Expense Example (unaudited)

  As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

  ACTUAL EXPENSES

  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1]
Actual	$1,000	$1,183.50	$6.44
Hypothetical (assuming a 5% returnbefore expenses)	$1,000	$1,019.31	$5.96
1	Expenses are equal to the Fund's annualized net expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
  Annual Shareholder Report
  2

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

  Management's Discussion of Fund Performance (unaudited)

  The Fund's total return, based on net asset value, for the 12-month reporting period ended December 31, 2009, was 15.26%. The Fund underperformed its benchmark, a blended index comprised of 90% Russell 1000® Value Index and 10% Bank of America Merrill Lynch 3-Month T-Bill (the “Benchmark”),1 which returned 17.96% during the same reporting period. The Fund also underperformed the total return of Lipper Variable Underlying Funds Equity Income Average2 which was 23.06% for the 12-month reporting period.

  The Fund's investment strategy focused on income-earning investments, specifically high-quality, dividend-paying stocks, to achieve the Fund's objective to provide above-average income and capital appreciation.

  MARKET OVERVIEW

  During the 12-month reporting period, global equity markets experienced extreme volatility, with markets bottoming in March 2009 and rebounding sharply higher. The financial market crisis intensified in the latter part of 2008 and into 2009, with the stress spilling into the non-financial sectors of the economy, including the consumer sector. By March 2009, the U.S. government had implemented the Troubled Assets Relief Program, as well as a number of other programs to strengthen the capital structure of the financial system. In mid-March, the equity markets began to rebound with the help of the global infusion of monetary and fiscal stimuli. In the United States, the federal government also introduced a number of stimulus plans for the consumer and non-financial sectors of the economy to help spur demand. As economic indicators began to show signs of stabilization, and in some cases improvement, the market maintained its upward trajectory into the latter part of 2009.

  SECTOR AND SECURITY SELECTION

  During the reporting period, the Fund's portfolio manager focused on realization of the Fund's total return and income objectives by purchasing and holding income-producing equity securities with favorable valuation levels. Growth stocks generally outperformed value and dividend stocks during the reporting period, which was a negative influence on the Fund's performance. Strategies with small capitalizations outperformed large capitalizations, also negatively impacting the Fund's performance during the reporting period.

  Sector allocations contributed positively, while stock selection negatively contributed to the overall performance of the Fund. An overweight position (as compared with the Benchmark) in the Information Technology sector and underweight position in the Financials sector enhanced the Fund's performance. Detracting from performance was poor stock selection in Financials, partially offset by positive stock selection in Energy and Industrial sectors.

1	The Benchmark is a blended index composed of the Russell 1000® Value Index and the Bank of America Merrill Lynch 3-Month T-Bill. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Bank of America Merrill Lynch 3-Month T-Bill is an unmanaged index tracking short-term government securities. The indexes are not adjusted to reflect cash flows, sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. It is not possible to invest directly in an index.
2	Lipper figures represent the average total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average.
  Annual Shareholder Report
  3

  GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND II

  The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund II (the “Fund”) from December 31, 1999 to December 31, 2009, compared to the Russell 1000® Value Index (RU1000V),2 the Fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Bank of America Merrill Lynch 3-Month T-bill Index (the “Benchmark”) and the Lipper Variable Underlying Funds Equity Income Average (LFEIA).2,3

Average Annual Total Returns for the Period Ended 12/31/2009
1 Year	15.26%
5 Years	0.81%
10 Years	-0.65%

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The RU1000V and Benchmark have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The RU1000V, Benchmark and the LFEIA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or average.
3	The LFEIA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a fund's performance.
  Annual Shareholder Report
  4

  Portfolio of Investments Summary Table (unaudited)

  At December 31, 2009, the Fund's sector composition1 was as follows:

Sector Composition	Percentage of Total Net Assets[2]
Financials	19.5%
Energy	14.3%
Health Care	10.5%
Industrials	10.5%
Information Technology	10.4%
Consumer Discretionary	7.2%
Consumer Staples	6.7%
Telecommunication Services	6.2%
Materials	3.8%
Utilities	3.2%
Other Securities[3]	1.0%
Cash Equivalents[4]	9.1%
Other Assets and Liabilities — Net[5]	(2.4)%
TOTAL	100.0%
1	Except for Other Securities, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company.
3	Other Securities include corporate bonds.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
  Annual Shareholder Report
  5

  Portfolio of Investments

  December 31, 2009

Shares or Principal Amount			Value
		COMMON STOCKS – 88.5%
		Consumer Discretionary – 7.2%
17,910		Comcast Corp., Class A	301,963
5,075		Cooper Tire & Rubber Co.	101,754
3,340		Corus Entertainment, Inc.	62,792
3,725		Family Dollar Stores, Inc.	103,667
1,415		Genuine Parts Co.	53,713
10,450		Home Depot, Inc.	302,318
5,555		Leggett and Platt, Inc.	113,322
2,235		Meredith Corp.	68,950
1,540		Nike, Inc., Class B	101,748
1,540		Penney (J.C.) Co., Inc.	40,979
5,193		Time Warner, Inc.	151,324
115		Washington Post Co., Class B	50,554
		TOTAL	1,453,084
		Consumer Staples – 6.7%
8,630		Archer-Daniels-Midland Co.	270,205
810		Kimberly-Clark Corp.	51,605
2,834		Mead Johnson Nutrition Co.	123,846
2,265		Molson Coors Brewing Co., Class B	102,287
845		PepsiCo, Inc.	51,376
5,920		Procter & Gamble Co.	358,930
7,535		Wal-Mart Stores, Inc.	402,746
		TOTAL	1,360,995
		Energy – 14.3%
3,840		BP PLC, ADR	222,605
2,105	[1]	Cenovus Energy, Inc.	53,046
6,735		Chevron Corp.	518,528
9,710		ConocoPhillips	495,890
1,985		ENI SpA, ADR	100,461
1,645		EnCana Corp.	53,281
7,405		Exxon Mobil Corp.	504,947
1,280		Occidental Petroleum Corp.	104,128
840		Royal Dutch Shell PLC, Class A, ADR	50,492
1,940	[1]	Santos Ltd., ADR	97,485
2,880		Sasol Ltd., ADR	115,027
1,400		Technip SA, ADR	98,350
2,415		Tenaris SA, ADR	103,000
5,780		Total SA, ADR	370,151
		TOTAL	2,887,391
		Financials – 15.7%
5,873		Ace Ltd.	295,999
3,350		Aflac, Inc.	154,938
2,480		American Express Co.	100,490
3,995		American Financial Group, Inc.	99,675
3,635		Aspen Insurance Holdings Ltd.	92,511
6,500		Assurant, Inc.	191,620
3,380		Axis Capital Holdings Ltd.	96,026
  Annual Shareholder Report
  6

Shares or Principal Amount		Value
2,840	Bank of America Corp.	42,770
6,240	Chubb Corp.	306,883
1,140	Everest Re Group Ltd.	97,675
1,505	Highwoods Properties, Inc.	50,192
5,675	JPMorgan Chase & Co.	236,477
5,780	MetLife, Inc.	204,323
5,845	Morgan Stanley	173,012
1,770	NYSE Euronext	44,781
1,265	PartnerRe Ltd.	94,445
1,390	Public Storage, Inc.	113,216
4,195	Realty Income Corp.	108,692
6,910	The Travelers Cos., Inc.	344,533
3,830	Validus Holdings Ltd.	103,180
6,860	Wells Fargo & Co.	185,151
2,805	XL Capital Ltd., Class A	51,416
	TOTAL	3,188,005
	Health Care – 10.5%
1,000	Abbott Laboratories	53,990
915	Baxter International, Inc.	53,692
2,120	Bayer AG, ADR	169,176
3,840	Bristol-Myers Squibb Co.	96,960
2,830	Eli Lilly & Co.	101,059
9,870	Johnson & Johnson	635,727
1,345	Medtronic, Inc.	59,153
9,205	Merck & Co., Inc.	336,351
14,820	PDL BioPharma, Inc.	101,665
28,685	Pfizer, Inc.	521,780
	TOTAL	2,129,553
	Industrials – 10.5%
2,075	CSX Corp.	100,617
1,390	Cooper Industries PLC	59,270
2,710	Dover Corp.	112,763
2,405	General Dynamics Corp.	163,949
52,830	General Electric Co.	799,318
2,555	Honeywell International, Inc.	100,156
3,975	ITT Corp.	197,716
935	Parker-Hannifin Corp.	50,378
1,245	Ryder System, Inc.	51,257
6,370	Tyco International Ltd.	227,281
825	Union Pacific Corp.	52,717
905	United Parcel Service, Inc.	51,920
2,280	United Technologies Corp.	158,255
	TOTAL	2,125,597
	Information Technology – 10.4%
3,085	Harris Corp.	146,692
4,640	IBM Corp.	607,376
7,755	Intel Corp.	158,202
4,850	Linear Technology Corp.	148,119
5,855	Microchip Technology, Inc.	170,146
  Annual Shareholder Report
  7

Shares or Principal Amount			Value
11,375		Microsoft Corp.	346,824
6,720		National Semiconductor Corp.	103,219
7,090	[1]	Siliconware Precision Industries Co., ADR	49,701
10,050		Texas Instruments, Inc.	261,903
6,475		Xerox Corp.	54,778
2,260		Xilinx, Inc.	56,636
		TOTAL	2,103,596
		Materials – 3.8%
625		Air Products & Chemicals, Inc.	50,663
3,010		Du Pont (E.I.) de Nemours & Co.	101,347
2,575		PPG Industries, Inc.	150,740
1,650		Rio Tinto PLC, ADR	355,393
2,005		Sensient Technologies Corp.	52,732
1,785		Sonoco Products Co.	52,211
		TOTAL	763,086
		Telecommunication Services – 6.2%
21,587		AT&T, Inc.	605,083
6,280		BCE, Inc.	173,391
1,590		CenturyTel, Inc.	57,574
2,095		France Telecom SA, ADR	52,878
14,225		Qwest Communications International, Inc.	59,887
1,635		TELUS Corp.	50,930
11,085		Vodafone Group PLC, ADR	255,953
		TOTAL	1,255,696
		Utilities – 3.2%
7,525		CMS Energy Corp.	117,842
4,135		Exelon Corp.	202,077
1,585		NSTAR	58,328
1,695		PPL Corp.	54,765
6,240		Public Service Enterprises Group, Inc.	207,480
		TOTAL	640,492
		TOTAL COMMON STOCKS (IDENTIFIED COST $16,059,555)	17,907,495
		PREFERRED STOCKS – 3.8%
		Financials – 3.8%
410		Bank of America Corp., Conv. Pfd., Series L, $72.50 Annual Dividend	360,390
220		Wells Fargo & Co., Conv. Pfd., Series L, $75.00 Annual Dividend	201,960
7,425		XL Capital Ltd., Conv. Pfd., $2.69 Annual Dividend	207,306
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $597,204)	769,656
		MUTUAL FUND – 1.0%
30,849	[2]	Federated High Income Bond Fund II, Primary Shares (IDENTIFIED COST $141,938)	205,764
  Annual Shareholder Report
  8

Shares or Principal Amount		Value
	Repurchase Agreement – 9.1%
$1,846,000	Interest in $5,371,000,000 joint repurchase agreement 0.00001%, dated 12/31/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $5,371,000,006 on 1/4/2010. The securities provided as collateral at the end of the period were U.S. Treasury securities with various maturities to 8/15/2019 and the market value of those underlying securities was $5,478,420,099. (AT COST)	1,846,000
	TOTAL INVESTMENTS — 102.4% (IDENTIFIED COST $18,644,697)[3]	20,728,915
	OTHER ASSETS AND LIABILITIES - NET — (2.4)%[4]	(492,424)
	TOTAL NET ASSETS — 100%	$20,236,491
1	Non-income producing security.
2	Affiliated company.
3	The cost of investments for federal tax purposes amounts to $18,732,643.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
    Note: The categories of investments are shown as a percentage of total net assets at December 31, 2009.
    Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
    Level 1 — quoted prices in active markets for identical securities
    Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
    The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$14,968,860	$ —	$ —	$14,968,860
International	3,708,291	—	—	3,708,291
Mutual Fund	205,764	—	—	205,764
Repurchase Agreement	—	1,846,000	—	1,846,000
TOTAL SECURITIES	$18,882,915	$1,846,000	$ —	$20,728,915
    The following acronym is used throughout this portfolio:
    ADR — American Depositary Receipt
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  9

  Statement of Assets and Liabilities

  December 31, 2009

Assets:
Total investments in securities, at value including $205,764 of investments in an affiliated issuer (Note 5) (identified cost $18,644,697)		$20,728,915
Cash		146
Income receivable		51,532
Receivable for investments sold		863,213
Receivable for shares sold		6,487
TOTAL ASSETS		21,650,293
Liabilities:
Payable for investments purchased	$1,358,321
Payable for shares redeemed	11,226
Payable for Directors'/Trustees' fees	288
Accrued expenses	43,967
TOTAL LIABILITIES		1,413,802
Net assets for 1,696,745 shares outstanding		$20,236,491
Net Assets Consist of:
Paid-in capital		$26,881,845
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		2,084,248
Accumulated net realized loss on investments, written options and foreign currency transactions		(9,343,709)
Undistributed net investment income		614,107
TOTAL NET ASSETS		$20,236,491
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$20,236,491 ÷ 1,696,745 shares outstanding, no par value, unlimited shares authorized		$11.93
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  10

  Statement of Operations

  Year Ended December 31, 2009

Investment Income:
Dividends (including $65,139 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $10,247)			$831,926
Interest			1,146
TOTAL INCOME			833,072
Expenses:
Investment adviser fee (Note 5)		$144,407
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		9,381
Transfer and dividend disbursing agent fees and expenses		15,028
Directors'/Trustees' fees		1,080
Auditing fees		24,500
Legal fees		7,570
Portfolio accounting fees		44,947
Printing and postage		23,687
Insurance premiums		3,906
Miscellaneous		4,677
TOTAL EXPENSES		429,183
Waivers, Reimbursements and Expense Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(144,407)
Waiver of administrative personnel and services fee (Note 5)	(24,806)
Reimbursement of other operating expenses (Note 5)	(33,752)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(7,236)
TOTAL WAIVERS, REIMBURSEMENTS AND EXPENSE REDUCTION		(210,201)
Net expenses			218,982
Net investment income			614,090
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized gain of $102,659 on sales of investments in affiliated issuers (Note 5))			(2,658,127)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			4,627,490
Net realized and unrealized gain on investments and foreign currency transactions			1,969,363
Change in net assets resulting from operations			$2,583,453
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  11

  Statement of Changes in Net Assets

Year Ended December 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$614,090	$922,431
Net realized loss on investments, written options and foreign currency transactions	(2,658,127)	(6,231,356)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	4,627,490	(5,624,137)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,583,453	(10,933,062)
Distributions to Shareholders:
Distributions from net investment income	(900,791)	(1,286,230)
Share Transactions:
Proceeds from sale of shares	854,557	693,733
Net asset value of shares issued to shareholders in payment of distributions declared	900,791	1,286,230
Cost of shares redeemed	(4,664,067)	(11,481,785)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,908,719)	(9,501,822)
Change in net assets	(1,226,057)	(21,721,114)
Net Assets:
Beginning of period	21,462,548	43,183,662
End of period (including undistributed net investment income of $614,107 and $900,731, respectively)	$20,236,491	$21,462,548
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  12

  Notes to Financial Statements

  December 31, 2009

  1. ORGANIZATION

  Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide above-average income and capital appreciation.

  2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

  Investment Valuation

  In calculating its net asset value (NAV), the Fund generally values investments as follows:

    Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
    Shares of other mutual funds are valued based upon their reported NAVs.
    Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
    Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
    Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
    Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

  If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

  Fair Valuation and Significant Events Procedures

  The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

  The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

    With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
    With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
    Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
    Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

  The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

  Annual Shareholder Report
  13

  Repurchase Agreements

  It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

  With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

  The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

  Investment Income, Expenses and Distributions

  Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

  Premium and Discount Amortization

  All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

  Federal Taxes

  It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

  The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

  When-Issued and Delayed Delivery Transactions

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  Foreign Currency Translation

  The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Option Contracts

  The Fund may buy or sell put and call options to provide income and protection from extreme reductions in the market value of certain securities. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts Annual Shareholder Report
  14

  paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

  At December 31, 2009, the Fund had no outstanding option contracts.

  Securities Lending

  The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

  As of December 31, 2009, the Fund had no outstanding securities on loan.

  Restricted Securities

  The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

  Additional Disclosure Related to Derivative Instruments

  The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$40

  Other

  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  3. SHARES OF BENEFICIAL INTEREST

  The following table summarizes share activity:

Year Ended December 31	2009	2008
Shares sold	83,093	49,881
Shares issued to shareholders in payment of distributions declared	95,625	86,732
Shares redeemed	(453,490)	(829,096)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(274,772)	(692,483)

  4. FEDERAL TAX INFORMATION

  The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and reclassifications for regulatory settlement proceeds.

  For the year ended December 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(29)	$77	$(48)

  Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

  Annual Shareholder Report
  15

  The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008, was as follows:
	2009	2008
Ordinary income	$900,791	$1,286,230

  As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$614,107
Net unrealized appreciation	$1,996,302
Capital loss carryforwards and deferrals	$(9,255,763)

  The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

  At December 31, 2009, the cost of investments for federal tax purposes was $18,732,643. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $1,996,272. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,446,501 and net unrealized depreciation from investments for those securities having an excess of cost over value of $450,229.

  At December 31, 2009, the Fund had a capital loss carryforward of $9,245,391 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$366,446
2016	$5,900,988
2017	$2,977,957

  As of December 31, 2009, for federal income tax purposes, the Fund had $10,372 in straddle loss deferrals.

  5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Adviser Fee

  Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended December 31, 2009, the Adviser voluntarily waived $141,192 of its fee and voluntarily reimbursed $33,752 of other operating expenses.

  Administrative Fee

  Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, FAS waived $24,806 of its fee. The net fee paid to FAS was 0.650% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

  Distribution Services Fee

  The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2009, the Fund did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

  Annual Shareholder Report
  16

  Interfund Transactions

  During the year ended December 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $124,139 and $43,556, respectively.

  General

  Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

  Transactions with Affiliated Companies

  Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended December 31, 2009, the Adviser reimbursed $3,215. Transactions with the affiliated company during the year ended December 31, 2009 were as follows:

Affiliate	Balance of Shares Held 12/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2009	Value	Dividend Income
Federated High Income Bond Fund II, Primary Shares	78,965	29,364	77,480	30,849	$205,764	$65,139

  6. EXPENSE Reduction

  The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2009, the Fund's expenses were reduced by $7,236 under these arrangements.

  7. Investment TRANSACTIONS

  Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2009, were as follows:

Purchases	$21,766,866
Sales	$25,182,681

  8. LINE OF CREDIT

  The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the Fund did not utilize the LOC.

  9. INTERFUND LENDING

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the program was not utilized.

  10. Legal Proceedings

  Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (NYAG), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

  Annual Shareholder Report
  17

  11. Subsequent events

  According to a Prospectus/Proxy Statement mailed to Fund shareholders as of the record date, December 11, 2009, a special meeting of the shareholders of the Fund will be held on February 19, 2010, for the purpose of approving or disapproving a proposed Agreement and Plan of Reorganization pursuant to which Federated Capital Income Fund II would acquire the assets of the Fund in complete liquidation and dissolution/termination of the Fund. If the Agreement and Plan of Reorganization is approved at the special meeting of the shareholders of the Fund, the Fund will terminate on or about March 12, 2010.

  Management has evaluated subsequent events through February 22, 2010, the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

  12. FEDERAL TAX INFORMATION (UNAUDITED)

  Of the ordinary income distributions made by the Fund during the year ended December 31, 2009, 93.08% qualify for the dividend received deduction available to corporate shareholders.

  Annual Shareholder Report
  18

  Report of Independent Registered Public Accounting Firm

  TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND II:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Equity Income Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented prior to January 1, 2006, was audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Equity Income Fund II as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

  Boston, Massachusetts

  February 22, 2010

  Annual Shareholder Report
  19

  Board of Trustees and Trust Officers

  The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

  Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

  INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
  20

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
  Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
  Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
  Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
  Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
  Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
  21

  OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

  22

  Evaluation and Approval of Advisory Contract — May 2009

  Federated Equity Income Fund II (the “Fund”)

  The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

  In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

  During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

  The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory (and subadvisory) contract(s) included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

  Annual Shareholder Report
  23

  With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

  The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

  For the one-year, three-year and five-year periods covered by the report, the Fund's performance was above the median of the relevant peer group.

  The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

  Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

  The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

  The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

  It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

  The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide Annual Shareholder Report
  24

  appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

  In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

  The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

  Annual Shareholder Report
  25

  Voting Proxies on Fund Portfolio Securities

  A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

  Quarterly Portfolio Schedule

  The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

  Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

  This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

  Federated Equity Income Fund II
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Cusip 313916801

  G00433-09 (2/10)

  Federated is a registered mark of Federated Investors, Inc.
  2010 Federated Investors, Inc.

  Federated Fund for U.S. Government Securities II

  A Portfolio of Federated Insurance Series

  ANNUAL SHAREHOLDER REPORT

  December 31, 2009

  FINANCIAL HIGHLIGHTS
  SHAREHOLDER EXPENSE EXAMPLE
  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  PORTFOLIO OF INVESTMENTS SUMMARY TABLE
  PORTFOLIO OF INVESTMENTS
  STATEMENT OF ASSETS AND LIABILITIES
  STATEMENT OF OPERATIONS
  STATEMENT OF CHANGES IN NET ASSETS
  NOTES TO FINANCIAL STATEMENTS
  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  BOARD OF TRUSTEES AND TRUST OFFICERS
  EVALUATION AND APPROVAL OF ADVISORY CONTRACT
  VOTING PROXIES ON FUND PORTFOLIO SECURITIES
  QUARTERLY PORTFOLIO SCHEDULE

  Financial Highlights

  (For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$11.45	$11.53	$11.34	$11.36	$11.60
Income From Investment Operations:
Net investment income	0.54	0.56	0.54	0.52	0.46
Net realized and unrealized gain (loss) on investments and futures contracts	0.03	(0.08)	0.15	(0.07)	(0.24)
TOTAL FROM INVESTMENT OPERATIONS	0.57	0.48	0.69	0.45	0.22
Less Distributions:
Distributions from net investment income	(0.57)	(0.56)	(0.50)	(0.47)	(0.46)
Net Asset Value, End of Period	$11.45	$11.45	$11.53	$11.34	$11.36
Total Return[2]	5.21%	4.28%	6.29%	4.14%	2.03%
Ratios to Average Net Assets:
Net expenses	0.74%	0.73%	0.74%	0.72%	0.72%
Net investment income	3.64%	4.30%	4.74%	4.54%	4.16%
Expense waiver/reimbursement[3]	0.01%	0.00%[4]	0.00%[4]	0.02%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$342,705	$393,122	$422,254	$407,704	$391,331
Portfolio turnover	165%	163%	226%	217%	142%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions	39%	25%	53%	109%	92%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  1

  Shareholder Expense Example (unaudited)

  As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

  ACTUAL EXPENSES

  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1]
Actual	$1,000	$1,026.90	$3.78
Hypothetical (assuming a 5% returnbefore expenses)	$1,000	$1,021.48	$3.77
1	Expenses are equal to the Fund's annualized net expense ratio of 0.74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of the expenses.
  Annual Shareholder Report
  2

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

  Management's Discussion of Fund Performance (unaudited)

  The Fund's total return for the 12-month reporting period ended December 31, 2009, was 5.21%. The custom benchmark, which consists of a 67%/33% blend of the Barclays Capital Mortgage-Backed Securities Index and Barclays Capital Government Index,1 respectively, returned 3.19%.

  The most significant impacts on performance resulted from: (a) sector allocation; and (b) security selection.

  MARKET OVERVIEW

  During the 12-month reporting period, demand for Treasuries declined as investors were lured by the higher yields of non-Treasury issued, securitized assets. Longer maturity Treasuries posted the largest yield increases while shorter maturities rose to a lesser extent. Specifically, the two-year and ten-year Treasury yields increased 37 and 162 basis points to 1.14% and 3.84%, respectively.

  Massive government stimulus and security purchase programs stabilized distressed asset markets and aided financial market function. Among numerous government programs, the Federal Reserve's (the Fed) agency mortgage-backed securities (MBS) purchase program stands out as producing the largest impact. The Fed's stated commitment was the purchase of $1.25 trillion agency-issued MBS. The Fed also initiated buying programs for $300 billion of Treasuries and $200 billion of agency debt. Not surprisingly, the overwhelming size of these programs propelled the agency debt and agency MBS sectors to strong gains relative to Treasuries.

  Additionally, the Public Private Investment Program (PPIP), a collaborative effort of the Fed, Federal Deposit Insurance Corporation and Treasury Department, was designed to increase liquidity of “legacy assets,” specifically, non-agency MBS, asset-backed securities and commercial MBS. Utilizing both private and public funding, the program acted as a support for these struggling markets, which experienced strong rebounds from record low prices.

  Virtually all securitized asset classes - agency and non-agency MBS, asset-backed securities and commercial MBS - posted strong performance relative to Treasury securities.

  Sector Allocation

  The Fund maintained an overweight to MBS - both agency and non-agency - as well as agency debt for a majority of the year.2 Additionally, commercial MBS were held based on attractive valuations. Given the strong performance of these assets classes relative to U.S. Treasuries, sector allocation made a significant, positive contribution to performance.

  Security Selection

  Within the MBS allocation, the Fund favored conventional MBS issued by Fannie Mae and Freddie Mac relative to Ginnie Mae issues. The portfolio also displayed a preference for higher coupon pass-throughs in lieu of lower coupons, such as 4% and 4.5% securities. Security selection aided performance as Fannie Mae and Freddie Mac outperformed Ginnie MBS and higher coupons posted stronger gains compared to lower cohorts.

  In addition, the Fund utilized dollar-roll transactions in order to increase fund income and potential return. A portion of the dollar-roll proceeds were invested in monthly adjustable agency floaters. Agency floaters rebounded from historically wide yield spreads and posted price gains despite the rise in market interest rates, positively impacting performance.

1	Barclays Capital Mortgage-Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC including GNMA Graduated Payment Mortgages. The Barclays Capital Government Index includes the Treasury and Agency indexes. The Treasury component includes public obligations of the U.S. Treasury that have remaining maturities of more than one year. The Agency component includes both callable and non-callable agency securities. This includes publicly-issued debt of U.S. government agencies, quasi-federal corporation and corporate or foreign debt guaranteed by the U.S. government. Indexes are unmanaged and investments cannot be made in an index.
2	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
  Annual Shareholder Report
  3

  GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

  The graph below illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities II (the “Fund”) from December 31, 1999 to December 31, 2009, compared to the Barclays Capital Mortgage-Backed Securities Index (BCMBS),2 and the Barclays Capital Government Index (BCGI),2 both broad-based market indexes, and a blended index comprised of 67% Barclays Capital Mortgage-Backed Securities Index and 33% Barclays Capital Government Index (Blended Index).2

Average Annual Total Returns for the Period Ended 12/31/2009
1 Year	5.21%
5 Years	4.38%
10 Years	5.46%

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMBS, BCGI and Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BCMBS, BCGI and Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
  Annual Shareholder Report
  4

  Portfolio of Investments Summary Table (unaudited)

  At December 31, 2009, the Fund's portfolio composition1 was as follows:

Type of Investments	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	68.5%
U.S. Government Agency Securities	16.2%
U.S. Treasury Securities	12.1%
Non-Agency Mortgage-Backed Securities	5.6%
FDIC Guaranteed Debt	4.3%
Repurchase Agreements — Cash	2.6%
Repurchase Agreements — Collateral[2]	0.9%
Other Assets and Liabilities — Net[3]	(10.2)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Includes repurchase agreements purchased with cash collateral or proceeds received in securities lending and/or dollar-roll transactions, as well as cash held to cover payments on when-issued and delayed delivery transactions.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
  Annual Shareholder Report
  5

  Portfolio of Investments

  December 31, 2009

Principal Amount			Value
		U.S. Treasury Obligations – 12.1%
$1,700,000		United States Treasury Bonds, 6.125%, 11/15/2027	2,027,383
1,000,000		United States Treasury Bonds, 6.250%, 8/15/2023	1,195,625
370,000		United States Treasury Bonds, 7.500%, 11/15/2024	495,106
3,050,000		United States Treasury Bonds, 7.625%, 2/15/2025	4,125,125
1,100,000		United States Treasury Bonds, 8.000%, 11/15/2021	1,499,266
4,400,000		United States Treasury Notes, 0.875%, 4/30/2011-5/31/2011	4,406,083
3,000,000		United States Treasury Notes, 1.875%, 6/15/2012	3,033,862
6,000,000		United States Treasury Notes, 2.250%, 5/31/2014	5,961,094
13,000,000		United States Treasury Notes, 2.625%, 6/30/2014	13,100,547
3,000,000		United States Treasury Notes, 3.250%, 5/31/2016	3,012,891
2,500,000		United States Treasury Notes, 4.250%, 8/15/2015	2,676,564
		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $40,144,654)	41,533,546
		Government Agencies – 16.2%
7,000,000		Federal Farm Credit System, 5.150%, 12/6/2010	7,296,549
4,000,000		Federal Farm Credit System, 5.375%, 7/18/2011	4,259,716
7,300,000		Federal Farm Credit System, 5.750%, 1/18/2011-12/7/2028	7,694,047
8,500,000		Federal Home Loan Bank System, 1.625%, 1/21/2011-7/27/2011	8,590,937
1,100,000		Federal Home Loan Bank System, 7.125%, 2/15/2030	1,294,709
5,000,000		Federal Home Loan Mortgage Corp., 2.000%, 4/27/2012	5,035,260
1,500,000		Federal Home Loan Mortgage Corp., 5.625%, 11/23/2035	1,474,477
72,000		Federal Home Loan Mortgage Corp., 6.750%, 9/15/2029	86,259
5,000,000		Federal National Mortgage Association, 3.000%, 9/29/2014	4,971,588
2,000,000		Tennessee Valley Authority, 4.650%, 6/15/2035	1,779,790
1,000,000		Tennessee Valley Authority, 5.625%, 1/18/2011	1,051,497
10,700,000		Tennessee Valley Authority, 6.000%, 3/15/2013	11,977,525
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $53,551,564)	55,512,354
		Mortgage-Backed Securities – 58.4%
		Federal Home Loan Mortgage Corp. – 31.2%
22,656,076	[1]	Federal Home Loan Mortgage Corp., 4.500%, 6/1/2019-1/1/2040	22,915,987
24,992,333	[1]	Federal Home Loan Mortgage Corp., 5.000%, 7/1/2019-1/1/2040	25,840,995
41,783,446	[1]	Federal Home Loan Mortgage Corp., 5.500%, 12/1/2020-1/1/2040	43,883,649
10,490,159		Federal Home Loan Mortgage Corp., 6.000%, 1/1/2014-7/1/2037	11,164,600
1,075,444		Federal Home Loan Mortgage Corp., 6.500%, 6/1/2015-5/1/2031	1,160,457
1,558,710		Federal Home Loan Mortgage Corp., 7.000%, 12/1/2029-4/1/2032	1,717,373
136,365		Federal Home Loan Mortgage Corp., 7.500%, 9/1/2030-1/1/2031	150,096
19,865		Federal Home Loan Mortgage Corp., 8.500%, 5/1/2030	22,312
11,495		Federal Home Loan Mortgage Corp., 9.000%, 2/1/2025-5/1/2025	13,046
		TOTAL	106,868,515
		Federal National Mortgage Association – 17.9%
5,643,137	[1]	Federal National Mortgage Association, 4.500%, 12/1/2019-1/1/2025	5,827,252
8,531,093	[1]	Federal National Mortgage Association, 5.000%, 1/1/2025-11/1/2035	8,827,735
22,188,333		Federal National Mortgage Association, 5.500%, 11/1/2021-4/1/2036	23,335,258
20,077,918		Federal National Mortgage Association, 6.000%, 5/1/2014-3/1/2038	21,345,758
919,732		Federal National Mortgage Association, 6.500%, 6/1/2029-11/1/2035	994,421
804,991		Federal National Mortgage Association, 7.000%, 3/1/2015-4/1/2032	886,822
  Annual Shareholder Report
  6

Principal Amount			Value
$102,092		Federal National Mortgage Association, 7.500%, 5/1/2015-8/1/2031	111,828
30,513		Federal National Mortgage Association, 8.000%, 7/1/2030	33,940
		TOTAL	61,363,014
		Government National Mortgage Association – 9.3%
10,000,000	[1]	Government National Mortgage Association, 4.500%, 1/15/2040	10,009,375
2,740,192		Government National Mortgage Association, 5.000%, 7/15/2034	2,840,808
2,456,750		Government National Mortgage Association, 5.500%, 5/20/2035	2,594,270
13,672,120		Government National Mortgage Association, 6.000%, 4/15/2032-7/20/2038	14,542,656
1,494,811		Government National Mortgage Association, 6.500%, 12/15/2023-5/15/2032	1,614,852
74,806		Government National Mortgage Association, 7.500%, 10/15/2026-3/20/2030	82,115
3,372		Government National Mortgage Association, 8.000%, 4/15/2030	3,735
45,618		Government National Mortgage Association, 9.500%, 11/15/2016	51,248
		TOTAL	31,739,059
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $189,772,696)	199,970,588
		Collateralized Mortgage Obligations – 12.7%
3,118,733		Countrywide Home Loans 2007-14, Class A18, 6.000%, 9/25/2037	2,484,203
1,660,064		Credit Suisse Mortgage Capital Certificate 2007-4, Class 4A2, 5.500%, 6/25/2037	1,573,275
1,491,073		Federal Home Loan Mortgage Corp. REMIC 3076 NM, 7.500%, 4/15/2033	1,568,960
5,620,541		Federal Home Loan Mortgage Corp. REMIC 3144 FB, 0.583%, 4/15/2036	5,521,697
2,634,712		Federal Home Loan Mortgage Corp. REMIC 3175 FE, 0.543%, 6/15/2036	2,586,842
3,824,700		Federal Home Loan Mortgage Corp. REMIC 3179 FP, 0.613%, 7/15/2036	3,777,302
1,067,156		Federal Home Loan Mortgage Corp. REMIC 3206 FE, 0.633%, 8/15/2036	1,049,746
3,672,674		Federal Home Loan Mortgage Corp. REMIC 3260 PF, 0.533%, 1/15/2037	3,589,949
682,784		Federal National Mortgage Association REMIC 2005-63 FC, 0.481%, 10/25/2031	667,071
1,215,373		Federal National Mortgage Association REMIC 2006-43 FL, 0.631%, 6/25/2036	1,194,699
3,459,490		Federal National Mortgage Association REMIC 2006-58 FP, 0.531%, 7/25/2036	3,390,882
4,302,777		Federal National Mortgage Association REMIC 2006-81 FB, 0.581%, 9/25/2036	4,222,627
4,655,115		Federal National Mortgage Association REMIC 2006-85 PF, 0.611%, 9/25/2036	4,543,575
1,441,163		Federal National Mortgage Association REMIC 2006-93 FM, 0.611%, 10/25/2036	1,410,441
4,835,727		Federal National Mortgage Association REMIC 397 2, 5.000%, 9/25/2039	1,108,817
1,199,479		First Horizon Alternative Mortgage Securities 2005-FA7, Class 2A1, 5.000%, 9/25/2020	1,060,274
1,859,044		Harborview Mortgage Loan Trust 2006-4, Class 2A1A, 0.433%, 5/19/2047	973,994
2,941,096		Structured Asset Securities Corp. 2005-17, Class 5A1, 5.500%, 10/25/2035	2,245,250
1,576,058		Washington Mutual 2006-AR1, Class 2A1B, 1.614%, 1/25/2046	619,354
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $47,294,490)	43,588,958
		Commercial Mortgage-Backed Securities – 3.0%
3,000,000		Banc of America Commercial Mortgage, Inc. 2007-1, Class A2, 5.381%, 1/15/2049	3,022,802
3,000,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4, Class A3, 5.293%, 12/11/2049	2,852,979
3,560,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD5, Class A4, 5.886%, 11/15/2044	3,086,033
1,250,000		Merrill Lynch Mortgage Trust 2008-C1, Class A2, 5.425%, 2/12/2051	1,234,679
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $10,864,418)	10,196,493
		FDIC Guaranteed Debt – 4.3%
5,000,000		Citibank NA, New York, 1.375%, 8/10/2011	5,023,268
4,600,000		Citibank NA, New York, 1.500%, 7/12/2011	4,629,143
5,000,000		General Electric Capital Corp., 3.000%, 12/9/2011	5,159,419
		TOTAL FDIC GUARANTEED DEBT (IDENTIFIED COST $14,719,685)	14,811,830
  Annual Shareholder Report
  7

Principal Amount			Value
		Repurchase Agreements – 3.5%
$9,035,000		Interest in $5,371,000,000 joint repurchase agreement 0.00001%, dated 12/31/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $5,371,000,006 on 1/4/2010. The securities provided as collateral at the end of the period were U.S Treasury securities with various maturities to 8/15/2019 and the market value of those underlying securities was $5,478,420,099.	9,035,000
3,082,000	[2]	Interest in $4,105,000 joint repurchase agreement 0.11%, dated 12/21/2009 under which Credit Suisse First Boston Corp. will repurchase a security provided as collateral for $4,105,389 on 1/21/2010. The security provided as collateral at the end of the period was a U.S. Government Agency security maturing on 4/20/2029 and the market value of that underlying security was $4,228,853 (segregated pending settlement of dollar-roll transactions).	3,082,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	12,117,000
		TOTAL INVESTMENTS — 110.2% (IDENTIFIED COST $368,464,507)[3]	377,730,769
		OTHER ASSETS AND LIABILITIES - NET — (10.2)%[4]	(35,025,918)
		TOTAL NET ASSETS — 100%	$342,704,851
1	All or a portion of these to be announced securities (TBAs) are subject to dollar-roll transactions.
2	Although the repurchase date is more than seven days after the date of purchase, the Fund has the right to terminate the repurchase agreement at any time with seven-days' notice.
3	The cost of investments for federal tax purposes amounts to $367,226,896.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance is the result of dollar-roll transactions.
    Note: The categories of investments are shown as a percentage of total net assets at December 31, 2009.
    Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
    Level 1 — quoted prices in active markets for identical securities
    Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
    As of December 31, 2009, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
    The following acronym is used throughout this portfolio:
    REMIC — Real Estate Mortgage Investment Conduit
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  8

  Statement of Assets and Liabilities

  December 31, 2009

Assets:
Total investments in securities, at value (identified cost $368,464,507)		$377,730,769
Cash		712
Income receivable		1,840,643
Receivable for shares sold		1,171,847
TOTAL ASSETS		380,743,971
Liabilities:
Payable for investments purchased	$37,986,992
Payable for shares redeemed	5,370
Payable for Directors'/Trustees' fees	727
Accrued expenses	46,031
TOTAL LIABILITIES		38,039,120
Net assets for 29,935,474 shares outstanding		$342,704,851
Net Assets Consist of:
Paid-in capital		$325,530,669
Net unrealized appreciation of investments		9,266,262
Accumulated net realized loss on investments and futures contracts		(7,354,370)
Undistributed net investment income		15,262,290
TOTAL NET ASSETS		$342,704,851
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$342,704,851 ÷ 29,935,474 shares outstanding, no par value, unlimited shares authorized		$11.45
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  9

  Statement of Operations

  Year Ended December 31, 2009

Investment Income:
Interest (including income on securities loaned of $10,627)			$15,973,333
Expenses:
Investment adviser fee (Note 5)		$2,183,389
Administrative personnel and services fee (Note 5)		282,293
Custodian fees		28,372
Transfer and dividend disbursing agent fees and expenses		15,901
Directors'/Trustees' fees		3,927
Auditing fees		20,500
Legal fees		5,808
Portfolio accounting fees		135,928
Printing and postage		57,852
Insurance premiums		4,494
Miscellaneous		2,919
TOTAL EXPENSES		2,741,383
Waivers (Note 5):
Waiver of investment adviser fee	$(25,338)
Waiver of administrative personnel and services fee	(5,367)
TOTAL WAIVERS		(30,705)
Net expenses			2,710,678
Net investment income			13,262,655
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(411,444)
Net realized loss on futures contracts			(63,454)
Net change in unrealized appreciation of investments			5,787,288
Net realized and unrealized gain on investments and futures contracts			5,312,390
Change in net assets resulting from operations			$18,575,045
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  10

  Statement of Changes in Net Assets

Year Ended December 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$13,262,655	$17,441,349
Net realized gain (loss) on investments and futures contracts	(474,898)	5,903,267
Net change in unrealized appreciation/depreciation of investments and futures contracts	5,787,288	(6,709,925)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	18,575,045	16,634,691
Distributions to Shareholders:
Distributions from net investment income	(18,841,259)	(20,059,232)
Share Transactions:
Proceeds from sale of shares	53,870,507	67,973,296
Net asset value of shares issued to shareholders in payment of distributions declared	18,841,259	20,059,232
Cost of shares redeemed	(122,862,515)	(113,740,120)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(50,150,749)	(25,707,592)
Change in net assets	(50,416,963)	(29,132,133)
Net Assets:
Beginning of period	393,121,814	422,253,947
End of period (including undistributed net investment income of $15,262,290 and $18,741,952, respectively)	$342,704,851	$393,121,814
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  11

  Notes to Financial Statements

  December 31, 2009

  1. ORGANIZATION

  Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.

  2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

  Investment Valuation

  In calculating its net asset value (NAV), the Fund generally values investments as follows:

    Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
    Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
    Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
    Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
    Shares of other mutual funds are valued based upon their reported NAVs.

  If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

  Fair Valuation and Significant Events Procedures

  The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

  The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

    With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
    Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
    Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

  The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

  Repurchase Agreements

  It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

  Annual Shareholder Report
  12

  With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

  The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

  Investment Income, Expenses and Distributions

  Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

  Premium and Discount Amortization/ Paydown Gains and Losses

  All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

  Federal Taxes

  It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

  When-Issued and Delayed Delivery Transactions

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

  Futures Contracts

  The Fund purchases and sells financial futures contracts to manage cash flows and duration, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

  At December 31, 2009, the Fund had no outstanding futures contracts.

  Dollar-Roll Transactions

  The Fund may engage in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.

  Securities Lending

  The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

  As of December 31, 2009, the Fund had no outstanding securities on loan.

  Annual Shareholder Report
  13

  Additional Disclosure Related to Derivative Instruments

  The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(63,454)

  Other

  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  3. SHARES OF BENEFICIAL INTEREST

  The following table summarizes share activity:

Year Ended December 31	2009	2008
Shares sold	4,754,113	6,011,816
Shares issued to shareholders in payment of distributions declared	1,711,286	1,797,422
Shares redeemed	(10,867,821)	(10,098,278)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(4,402,422)	(2,289,040)

  4. FEDERAL TAX INFORMATION

  The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for TIPS deflation adjustments and dollar-roll adjustments.

  For the year ended December 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$2,098,942	$(2,098,942)

  Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

  The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income	$18,841,259	$20,059,232

  As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,262,289
Net unrealized appreciation	$10,503,875
Capital loss carryforwards	$(8,591,982)

  The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for dollar-roll transactions.

  At December 31, 2009, the cost of investments for federal tax purposes was $367,226,896. The net unrealized appreciation of investments for federal tax purposes was $10,503,873. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $17,087,654 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,583,781.

  At December 31, 2009, the Fund had a capital loss carryforward of $8,591,982 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2014	$4,543,327
2015	$1,466,786
2017	$2,581,869
  Annual Shareholder Report
  14

  5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Adviser Fee

  Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, the Adviser voluntarily waived $25,338 of its fee.

  Administrative Fee

  Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $5,367 of its fee.

  General

  Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

  6. Investment TRANSACTIONS

  Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2009, were as follows:

Purchases	$16,625,766
Sales	$21,494,938

  7. LINE OF CREDIT

  The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the Fund did not utilize the LOC.

  8. INTERFUND LENDING

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the program was not utilized.

  9. Legal Proceedings

  Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (NYAG), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of Annual Shareholder Report
  15

  which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

  10. Subsequent events

  Management has evaluated subsequent events through February 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

  Annual Shareholder Report
  16

  Report of Independent Registered Public Accounting Firm

  TO THE BOARD OF TRUSTEES OF Federated insurance series AND SHAREHOLDERS OF federated fund for u.s. government securities ii:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Fund for U.S. Government Securities II (the “Fund”), a portfolio of Federated Insurance Series as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented prior to January 1, 2006, was audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Fund for U.S. Government Securities II as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

  Boston, Massachusetts
  February 22, 2010

  Annual Shareholder Report
  17

  Board of Trustees and Trust Officers

  The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

  Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

  INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: November 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
  18

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
  Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: October 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
  Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: November 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
  Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
  Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
  Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
  19

  OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

  20

  Evaluation and Approval of Advisory Contract - May 2009

  Federated Fund for U.S. Government
  Securities II (the “Fund”)

  The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

  In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

  During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

  The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

  Annual Shareholder Report
  21

  With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

  The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

  The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

  The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

  Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

  The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

  Annual Shareholder Report
  22

  The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

  It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

  The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

  In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

  The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

  Annual Shareholder Report
  23

  Voting Proxies on Fund Portfolio Securities

  A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

  Quarterly Portfolio Schedule

  The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

  Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

  This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

  Federated Fund for U.S. Government Securities II
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Cusip 313916207

  G00846-01 (2/10)

  Federated is a registered mark of Federated Investors, Inc.
  2010 Federated Investors, Inc.

  Federated High Income Bond Fund II

  A Portfolio of Federated Insurance Series

  ANNUAL SHAREHOLDER REPORT

  December 31, 2009

  Primary Shares
  Service Shares

  FINANCIAL HIGHLIGHTS
  SHAREHOLDER EXPENSE EXAMPLE
  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  PORTFOLIO OF INVESTMENTS SUMMARY TABLE
  PORTFOLIO OF INVESTMENTS
  STATEMENT OF ASSETS AND LIABILITIES
  STATEMENT OF OPERATIONS
  STATEMENT OF CHANGES IN NET ASSETS
  NOTES TO FINANCIAL STATEMENTS
  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  BOARD OF TRUSTEES AND TRUST OFFICERS
  EVALUATION AND APPROVAL OF ADVISORY CONTRACT
  VOTING PROXIES ON FUND PORTFOLIO SECURITIES
  QUARTERLY PORTFOLIO SCHEDULE

  Financial Highlights - Primary Shares

  (For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$5.03	$7.49	$7.85	$7.74	$8.20
Income From Investment Operations:
Net investment income	0.55[2]	0.58[2]	0.55[2]	0.58[2]	0.57[2]
Net realized and unrealized gain (loss) on investments	1.78	(2.37)	(0.29)	0.20	(0.37)
TOTAL FROM INVESTMENT OPERATIONS	2.33	(1.79)	0.26	0.78	0.20
Less Distributions:
Distributions from net investment income	(0.69)	(0.67)	(0.62)	(0.67)	(0.66)
Net Asset Value, End of Period	$6.67	$5.03	$7.49	$7.85	$7.74
Total Return[3]	52.85%	(25.99)%	3.43%	10.80%	2.66%
Ratios to Average Net Assets:
Net expenses	0.78%	0.79%	0.77%	0.77%	0.75%
Net investment income	9.64%	8.96%	7.29%	7.66%	7.40%
Expense waiver/reimbursement[4]	0.02%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$168,092	$117,303	$196,470	$236,432	$248,538
Portfolio turnover	33%	15%	31%	38%	33%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  1

  Financial Highlights - Service Shares

  (For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$5.01	$7.45	$7.81	$7.70	$8.17
Income From Investment Operations:
Net investment income	0.53[2]	0.56[2]	0.53[2]	0.56[2]	0.55[2]
Net realized and unrealized gain (loss) on investments	1.78	(2.35)	(0.28)	0.20	(0.38)
TOTAL FROM INVESTMENT OPERATIONS	2.31	(1.79)	0.25	0.76	0.17
Less Distributions:
Distributions from net investment income	(0.67)	(0.65)	(0.61)	(0.65)	(0.64)
Net Asset Value, End of Period	$6.65	$5.01	$7.45	$7.81	$7.70
Total Return[3]	52.47%	(26.09)%	3.19%	10.57%	2.27%
Ratios to Average Net Assets:
Net expenses	1.03%	1.04%	1.02%	1.02%	1.00%
Net investment income	9.39%	8.68%	7.04%	7.42%	7.14%
Expense waiver/reimbursement[4]	0.02%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$81,866	$55,262	$89,486	$97,175	$89,627
Portfolio turnover	33%	15%	31%	38%	33%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  2

  Shareholder Expense Example (unaudited)

  As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

  ACTUAL EXPENSES

  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,206.10	$4.28
Service Shares	$1,000	$1,204.70	$5.67
Hypothetical (assuming a 5% returnbefore expenses):
Primary Shares	$1,000	$1,021.32	$3.92
Service Shares	$1,000	$1,020.06	$5.19
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:
Primary Shares	0.77%
Service Shares	1.02%
  Annual Shareholder Report
  3

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

  Management's Discussion of Fund Performance (unaudited)

  The Fund's total return, based on net asset value, for the 12-month reporting period ended December 31, 2009 was 52.85% for the Primary Shares and 52.47% for the Service Shares. The total return of the Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index (BCHY2%ICI),1 a broad-based securities market index, was 58.76%, and the total return of the Lipper Variable Underlying Funds High Current Yield Funds Average2 was 43.48%, during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BCHY2%ICI.

  For purposes of the following, the discussion will focus on the Fund's Primary Shares.

  HIGH-YIELD MARKET OVERVIEW

  The high-yield market staged a spectacular rally during the 12-month period. This rally started from severely depressed levels brought about by global financial deterioration which led to the worst recession in the post-war period. Despite rising default rates and very weak economic growth in the first half of 2009, the high-yield market bottomed in mid-December 2008, then moved aggressively higher, discounting near-term economic weakness and looking forward to rebounding economic growth in the second half of 2009. Unprecedented global fiscal and monetary policy stimuli coupled with worldwide government intervention to stabilize financial institutions was the primary driver of economic recovery and high-yield performance. For the overall period, the BCHY2%ICI returned 58.76% compared to 5.93% for the Barclays Capital U.S. Aggregate Bond Index,3 a measure of high-quality bond performance. Indicative of this substantial outperformance by the BCHY2%ICI was the decline in yield spreads between high-yield bonds and U.S. Treasurys. For example, the spread between the Credit Suisse High Yield Bond Index4 and comparable Treasurys declined from 17.06% on December 31, 2008 to 6.34% on December 31, 2009.

  Within the high-yield market during the reporting period, major industry sectors that substantially outperformed the BCHY2%ICI included Financial Institutions, Services, Technology, Retail, Chemicals and Automotive. Despite substantial absolute returns, the Electric Utility, Food and Beverage, Packaging, Aerospace and Defense, Healthcare and Natural Gas Utility sectors underperformed the BCHY2%ICI. From a ratings quality perspective, the CCC-rated sector of the BCHY2%ICI returned 95.28% outdistancing the BB-rated sector which returned 45.88% and the B-rated sector which returned 44.83%.

1	The BCHY2%ICI is the 2% Issuer Cap component of the Barclay's Capital U.S. Corporate High Yield Index (BCHYI). The BCHYI is an index that covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The index is unmanaged, and unlike the Fund, is not affected by cash flows.
2	Lipper figures represent the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.
3	The Barclay's Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclay's Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index.
4	Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BB to CCC and defaults. Investments cannot be made in an index. The index is unmanaged, and unlike the Fund, is not affected by cash flows
  Annual Shareholder Report
  4

  Fund Performance

  Two main factors led to the Fund's underperformance versus the BCHY2%ICI. First, the Fund was underweight the Financial Institutions sector which returned 105.8% during the period. Financial Institutions has historically been a relatively small sector of the high-yield market. Given the distress in the financial industry in 2008 and 2009, the sector expanded rapidly in size as distressed issuers were downgraded into the high-yield category entering the benchmark at relatively low dollar prices. Many of these Financial Institutions subsequently benefitted from government intervention which caused their bond prices to rise substantially. Second, the Fund, while overweight the strong performing CCC-rated sector, generally had more exposure to lower yielding CCC-rated securities versus the higher yielding distressed sector of the CCC-rated universe which exhibited the strongest performance. This was especially true in the Chemical, Gaming, Energy and Wireline Telecommunications industry sectors. The Fund was also negatively impacted by overweights to more conservative industry sectors such as Aerospace/Defense, Healthcare, Industrial-Other and Food and Beverage. Specific Fund holdings that substantially underperformed the BCHY2%ICI included Eurofresh, a greenhouse tomato producer; Aleris International, an aluminum fabricator; WDAC Subsidiary Corp., a publisher of print and online directories; Fairpoint Communications, a provider of communications services in rural areas; and Panolam Industries, a manufacturer of decorative laminates.

  During the period, the Fund benefitted from strong security selection in the Healthcare, Food and Beverage and Aerospace/Defense sectors which helped to offset overweights in these more defensive underperforming sectors. The Fund also experienced strong security selection in the Services and Media Cable sectors. The Fund benefitted from underweights in the weak performing Electric Utility, Wireline Telecommunications and Energy sectors and an overweight in the strong performing Technology sector. Specific Fund holdings that substantially outperformed the BCHY2%ICI included Pilgrim's Pride Corp., a producer of fresh and prepared chicken products; Univision Television Group, a Spanish language television network; Nuveen Investments; XM Satellite Radio; Open Solutions, a provider of e-business solutions to financial institutions; Freescale Semiconductor, a supplier of microprocessors used in automotive, consumer, networking and wireless applications; and Unisys Corp., a developer of information technology systems.

  Annual Shareholder Report
  5

  GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND II - PRIMARY SHARES

  The graph below illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund II - Primary Shares (the “Fund”) from December 31, 1999 to December 31, 2009, compared to the Lipper Variable Underlying Funds High Current Yield Funds Average (LFHCYFA)2 and the Barclays Capital High Yield 2% Issuer Capped Bond Index (BCHY2%ICI).

Average Annual Total Returns for the Period Ended 12/31/2009
1 Year	52.85%
5 Years	5.88%
10 Years	5.33%

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BCHY2%ICI and the LFHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The LFHCYFA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in a fund's performance.
  Annual Shareholder Report
  6

  GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND II - SERVICE SHARES

  The graph below illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund II - Service Shares (the “Fund”) from April 28, 2000 to December 31, 2009, compared to the Lipper Variable Underlying Funds High Current Yield Funds Average (LFHCYFA)2 and the Barclays Capital High Yield 2% Issuer Capped Bond Index (BCHY2%ICI).

Average Annual Total Returns for the Period Ended 12/31/2009
1 Year	52.47%
5 Years	5.63%
Start of Performance (4/28/2000)	5.65%

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BCHY2%ICI and the LFHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The LFHCYFA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.
  Annual Shareholder Report
  7

  Portfolio of Investments Summary Table (unaudited)

  At December 31, 2009, the Fund's index classification1 was as follows:

Index Classification	Percentage of Total Net Assets
Health Care	10.3%
Media — Non-Cable	9.5%
Gaming	6.6%
Technology	6.5%
Consumer Products	5.7%
Energy	5.3%
Food & Beverage	5.2%
Industrial — Other	4.8%
Retailers	4.7%
Wireless Communications	4.6%
Automotive	3.9%
Other[2]	31.2%
Cash Equivalents[3,4]	0.0%
Other Assets and Liabilities — Net[5]	1.7%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Barclays Capital High Yield 2% Issuer Capped Bond Index (BCHY2%ICI). Individual portfolio securities that are not included in the BCHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.
4	Represents less than 0.1%.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
  Annual Shareholder Report
  8

  Portfolio of Investments

  December 31, 2009

Principal Amount or Shares			Value
		CORPORATE BONDS – 97.9%
		Aerospace / Defense – 2.4%
875,000		Alliant Techsystems, Inc., Sr. Sub. Note, 6.75%, 4/1/2016	870,625
700,000	[1,2]	Altegrity, Inc., Company Guarantee, 10.50%, 11/1/2015	628,250
650,000	[1,2]	Altegrity, Inc., Company Guarantee, 11.75%, 5/1/2016	563,063
400,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Sub. Note, 9.75%, 4/1/2017	250,000
2,050,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	2,073,063
350,000	[1,2]	Sequa Corp., Sr. Note, 11.75%, 12/1/2015	327,250
518,656	[1,2]	Sequa Corp., Sr. PIK Deb., 13.50%, 12/1/2015	482,350
700,000		TransDigm, Inc., Sr. Sub. Note, 7.75%, 7/15/2014	712,250
		TOTAL	5,906,851
		Automotive – 3.9%
450,000	[1,2]	Affinia Group, Inc., Sr. Secd. Note, 10.75%, 8/15/2016	489,938
100,000	[1,2]	American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/2017	102,000
800,000	[3,4]	Cooper-Standard Automotive, Inc., Sr. Sub. Note, 8.375%, 12/15/2014	208,000
1,675,000		Ford Motor Credit Co., Floating Rate Note — Sr. Note, 3.034%, 1/13/2012	1,559,844
1,100,000		Ford Motor Credit Co., Note, 7.25%, 10/25/2011	1,111,345
275,000		Ford Motor Credit Co., Note, 7.50%, 8/1/2012	277,486
400,000		Ford Motor Credit Co., Sr. Note, 8.00%, 6/1/2014	411,092
725,000		Ford Motor Credit Co., Sr. Note, 9.875%, 8/10/2011	759,369
1,375,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.00%, 12/15/2016	1,378,635
250,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.125%, 1/15/2020	246,089
2,400,000	[3,4]	General Motors Corp., Deb., 7.40%, 9/1/2025	612,000
275,000		Navistar International Corp., Sr. Note, 8.25%, 11/1/2021	283,250
250,000	[1,2]	TRW Automotive, Inc., Sr. Note, Series 144A, 8.875%, 12/1/2017	261,250
700,000		Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	709,625
1,375,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	1,333,750
		TOTAL	9,743,673
		Building Materials – 1.2%
50,000	[1,2]	Associated Materials, Inc., Sr. Secd. Note, 9.875%, 11/15/2016	53,000
575,000		Goodman Global Holdings, Inc., Company Guarantee, 13.50%, 2/15/2016	638,969
1,175,000	[1,2]	Goodman Global Holdings, Inc., Sr. Disc. Note, 12.481%, 12/15/2014	672,687
50,000		Interface, Inc., Sr. Secd. Note, 11.375%, 11/1/2013	56,125
296,000		Norcraft Holdings LP, Sr. Disc. Note, 9.75%, 9/1/2012	285,640
575,000	[1,2]	Norcraft Holdings LP, Sr. Secd. Note, Series 144A, 10.50%, 12/15/2015	592,250
251,111		Nortek Holdings, Inc., Sr. Secd. Note, 11.00%, 12/1/2013	263,667
475,000		Ply Gem Industries, Inc., Sr. Secd. Note, 11.75%, 6/15/2013	477,375
		TOTAL	3,039,713
		Chemicals – 3.3%
200,000	[1,2]	Ashland, Inc., Sr. Unsecd. Note, 9.125%, 6/1/2017	220,000
1,225,000	[1,3,4]	Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	1,304,625
325,000	[1,2]	Compass Minerals International, Inc., Sr. Note, Series 144A, 8.00%, 6/1/2019	336,375
1,275,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 9.75%, 11/15/2014	1,255,875
700,000	[1,2]	Huntsman International LLC, Company Guarantee, Series 144A, 5.50%, 6/30/2016	624,750
400,000	[1,2]	Koppers Holdings, Inc., Company Guarantee, Series 144A, 7.875%, 12/1/2019	406,000
664,000		Nalco Co., Sr. Disc. Note, 9.00%, 2/1/2014	680,600
300,000	[1,2]	Nalco Co., Sr. Note, 8.25%, 5/15/2017	320,250
1,200,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	1,242,000
  Annual Shareholder Report
  9

Principal Amount or Shares			Value
475,000		Solutia, Inc., Company Guarantee, 8.75%, 11/1/2017	496,969
450,000	[1,2]	Terra Capital, Inc., Sr. Note, Series 144A, 7.75%, 11/1/2019	483,750
650,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	598,943
225,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	201,326
		TOTAL	8,171,463
		Construction Machinery – 0.4%
825,000		Rental Service Corp., Sr. Note, 9.50%, 12/1/2014	830,156
250,000	[1,2]	Rental Service Corp., Sr. Secd. Note, 10.00%, 7/15/2017	273,125
		TOTAL	1,103,281
		Consumer Products – 5.7%
725,440		AAC Group Holding Corp., Sr. Deb., 16.75%, 10/1/2012	569,470
1,175,000	[1,2]	AAC Group Holding Corp., Sr. Disc. Note, 10.25%, 10/1/2012	1,183,812
675,000	[1,2]	American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	676,688
850,000		Central Garden & Pet Co., Company Guarantee, 9.125%, 2/1/2013	865,938
475,000	[1,2]	Easton Bell Sports Inc., Sr. Secd. Note, Series 144A, 9.75%, 12/1/2016	494,594
875,000		Jarden Corp., Sr. Sub. Note, 7.50%, 5/1/2017	877,187
550,000		Jarden Corp., Sr. Unsecd. Note, 8.00%, 5/1/2016	570,625
1,500,000		Jostens Holding Corp., Discount Bond, 10.25%, 12/1/2013	1,556,250
1,575,000		Jostens IH Corp., Sr. Sub. Note, 7.625%, 10/1/2012	1,590,750
1,100,000		School Specialty, Inc., Conv. Bond, 3.75%, 8/1/2023	1,091,805
425,000	[1,2]	Sealy Mattress Co., Sr. Secd. Note, Series 144A, 10.875%, 4/15/2016	474,938
1,175,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	1,180,875
1,025,000		Spectrum Brands, Inc., Bond, 12.00%, 8/28/2019	1,009,625
2,050,000		Visant Holding Corp., Sr. Note, 8.75%, 12/1/2013	2,116,625
		TOTAL	14,259,182
		Energy – 5.3%
1,050,000		Basic Energy Services, Inc., Company Guarantee, 7.125%, 4/15/2016	879,375
925,000		Chesapeake Energy Corp., Company Guarantee, 6.875%, 11/15/2020	897,250
1,375,000		Chesapeake Energy Corp., Sr. Note, 7.50%, 9/15/2013	1,405,937
475,000		Chesapeake Energy Corp., Sr. Note, 9.50%, 2/15/2015	523,688
200,000		Cie Generale de Geophysique, Company Guarantee, 7.50%, 5/15/2015	199,500
225,000	[1,2]	Cie Generale de Geophysique, Sr. Note, Series 144A, 9.50%, 5/15/2016	241,875
450,000		Cie Generale de Geophysique, Sr. Unsecd. Note, 7.75%, 5/15/2017	448,875
650,000		Complete Production Services, Inc., Sr. Note, 8.00%, 12/15/2016	644,312
1,125,000		Forest Oil Corp., Sr. Note, 7.25%, 6/15/2019	1,116,562
1,200,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 7.75%, 11/1/2015	1,182,000
525,000	[1,2]	Linne Energy LLC, Note, Series 144A, 11.75%, 5/15/2017	591,938
875,000	[1,2]	McJunkin Red Man Corp., Sr. Secd. Note, Series 144A, 9.50%, 12/15/2016	859,687
275,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 6.75%, 5/1/2014	259,875
600,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 7.00%, 5/1/2017	543,000
450,000		Pioneer Natural Resources, Inc., Bond, 6.875%, 5/1/2018	447,489
250,000		Plains Exploration & Production Co., Sr. Note, 7.00%, 3/15/2017	246,875
250,000		Plains Exploration & Production Co., Sr. Note, 7.625%, 6/1/2018	256,875
900,000		Plains Exploration & Production Co., Sr. Note, 7.75%, 6/15/2015	920,250
325,000		Range Resources Corp., Sr. Sub. Note, 7.50%, 5/15/2016	335,563
825,000	[1,2]	Sandridge Energy, Inc., 9.875%, 5/15/2016	872,437
325,000	[1,2]	Sandridge Energy, Inc., Company Guarantee, 8.00%, 6/1/2018	320,938
		TOTAL	13,194,301
  Annual Shareholder Report
  10

Principal Amount or Shares			Value
		Entertainment – 0.8%
800,000	[1,2]	Cinemark, Inc., Company Guarantee, Series 144A, 8.625%, 6/15/2019	836,000
775,000	[1,3,4,5]	Hard Rock Park Operations LLC, Sr. Secd. Note, 7.383%, 4/1/2012	0
325,000		Regal Cinemas, Inc., Company Guarantee, 8.625%, 7/15/2019	339,625
500,000	[1,2]	Universal City Development Partners Ltd., Sr. Note, Series 144A, 8.875%, 11/15/2015	491,875
250,000	[1,2]	Universal City Development Partners Ltd., Sr. Sub. Note, Series 144A, 10.875%, 11/15/2016	251,875
		TOTAL	1,919,375
		Environmental – 0.1%
300,000		Browning-Ferris Industries, Inc., Deb., 9.25%, 5/1/2021	361,313
		Financial Institutions – 3.2%
3,382,000	[1,2]	General Motors Acceptance Corp., 6.875%, 9/15/2011	3,365,090
825,000	[1,2]	General Motors Acceptance Corp., 7.00%, 2/1/2012	820,875
844,000	[1,2]	General Motors Acceptance Corp., 8.00%, 11/1/2031	768,040
925,000		iPayment Holdings, Inc., Sr. Sub. Note, Series WI, 9.75%, 5/15/2014	773,531
675,000		Lender Processing Services, Sr. Note, 8.125%, 7/1/2016	721,406
1,800,000		Nuveen Investments, Company Guarantee, 10.50%, 11/15/2015	1,642,500
		TOTAL	8,091,442
		Food & Beverage – 5.2%
1,575,000		Aramark Corp., Sr. Note, 8.50%, 2/1/2015	1,630,125
500,000		Aramark Services, Inc., Floating Rate Note — Sr. Note, 3.781%, 2/1/2015	460,000
1,225,000		B&G Foods Holdings Corp., Sr. Note, 8.00%, 10/1/2011	1,252,562
59,100		B&G Foods, Inc., Company Guarantee, Sr. Note 12.00%, 10/30/2016	187,642
225,000	[1,2]	Bumble Bee Capital Corp., Sr. Secd. Note, Series 144A, 7.75%, 12/15/2015	226,125
450,000		Constellation Brands, Inc., Sr. Note, 7.25%, 5/15/2017	458,438
1,350,000		Dean Foods Co., Company Guarantee, 7.00%, 6/1/2016	1,329,750
1,175,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	1,208,781
575,000	[1,2]	Michael Foods, Inc., Sr. Unsecd. Note, Series 144A, 9.75%, 10/1/2013	600,156
900,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Note, Series WI, 9.25%, 4/1/2015	918,000
600,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Sub. Note, Series WI, 10.625%, 4/1/2017	627,000
150,000	[1,2]	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Unsecd. Note, 9.25%, 4/1/2015	153,000
1,775,000		Reddy Ice Group, Inc., Sr. Disc. Note, 10.50%, 11/1/2012	1,659,625
525,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	511,875
825,000		Smithfield Foods, Inc., Sr. Note, 7.75%, 7/1/2017	765,187
350,000	[1,2]	Smithfield Foods, Inc., Sr. Unsecd. Note, 10.00%, 7/15/2014	381,500
475,000		Tyson Foods, Inc., Sr. Unsecd. Note, 10.50%, 3/1/2014	545,063
		TOTAL	12,914,829
		Gaming – 6.6%
775,000	[1,2]	American Casino & Entertainment, Sr. Secd. Note, Series 144A, 11.00%, 6/15/2014	656,813
900,000	[1,2]	Ameristar Casinos, Inc., Sr. Unsecd. Note, 9.25%, 6/1/2014	938,250
750,000	[1,2,3,4]	Fontainebleu Las Vegas Holdings LLC/Fontainebleu Las Vegas, Second Mortgage Notes, 11.00%, 6/15/2015	11,250
850,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	851,062
900,000	[1,2]	Great Canadian Gaming Corp., Company Guarantee, 7.25%, 2/15/2015	869,625
725,000	[1,2]	Harrah's Entertainment, Inc., Sr. Secd. Note, 11.25%, 6/1/2017	762,156
300,000	[1,2]	Harrah's Entertainment, Inc., Sr. Secd. Note, Series 144A, 11.25%, 6/1/2017	315,375
1,050,000	[1,3,4]	Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	5,906
1,175,000	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., Sr. Secd. Note, 11.00%, 11/1/2012	769,625
269,692	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., Sub. PIK Note, 15.50%, 11/1/2013	90,684
1,125,000		Jacobs Entertainment, Inc., Sr. Note, 9.75%, 6/15/2014	1,054,687
100,000	[1,2]	MGM Mirage, Inc., 10.375%, 5/15/2014	109,000
1,275,000		MGM Mirage, Inc., Sr. Note, 5.875%, 2/27/2014	1,027,969
  Annual Shareholder Report
  11

Principal Amount or Shares			Value
1,475,000		MGM Mirage, Inc., Sr. Note, 7.50%, 6/1/2016	1,157,875
200,000	[1,2]	MGM Mirage, Inc., Sr. Secd. Note, 11.125%, 11/15/2017	222,500
200,000		MGM Mirage, Inc., Sr. Secd. Note, 13.00%, 11/15/2013	230,500
275,000		MGM Mirage, Inc., Sr. Sub. Note, 8.375%, 2/1/2011	261,938
425,000		Mandalay Resort Group, Sr. Sub. Note, 9.375%, 2/15/2010	425,000
325,000	[1,2]	Peninsula Gaming, LLC, Sr. Secd. Note, Series 144A, 8.375%, 8/15/2015	325,813
800,000	[1,2]	Peninsula Gaming, LLC, Sr. Unsecd. Note, Series 144A, 10.75%, 8/15/2017	808,000
850,000		Penn National Gaming, Inc., Sr. Sub. Note, 6.75%, 3/1/2015	825,562
600,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, 8.00%, 9/15/2013	564,000
875,000	[1,2]	Seminole Tribe of Florida, Bond, Series 144A, 7.804%, 10/1/2020	743,067
1,050,000	[1,2]	Shingle Springs Tribal Gaming, Sr. Note, 9.375%, 6/15/2015	803,250
650,000	[1,2]	Tunica-Biloxi Gaming Authority, Sr. Unsecd. Note, 9.00%, 11/15/2015	589,063
250,000	[1,2]	Wynn Las Vegas LLC, 1st Mtg. Bond, Series 144A, 7.875%, 11/1/2017	254,375
1,325,000		Wynn Las Vegas LLC, 1st Mtg. Note, 6.625%, 12/1/2014	1,286,906
475,000	[1,2]	Yonkers Racing Corp., 11.375%, 7/15/2016	501,125
		TOTAL	16,461,376
		Health Care – 10.3%
650,000		AMR Holding Co./Emcare Holding Co., Sr. Sub. Note, 10.00%, 2/15/2015	685,750
1,100,000		Accellent, Inc., Sr. Sub., 10.50%, 12/1/2013	1,064,250
475,000		Bausch & Lomb, Inc., Sr. Unsecd. Note, 9.875%, 11/1/2015	503,500
675,000		Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	678,375
225,000	[1,2]	Bio Rad Laboratories, Inc., Sr. Sub., Series 144A, 8.00%, 9/15/2016	237,938
2,250,000		Biomet, Inc., Sr. Sub. Note, 11.625%, 10/15/2017	2,497,500
1,175,000		CRC Health Corp., Sr. Sub. Note, 10.75%, 2/1/2016	992,875
600,000	[1,2]	Fresenius Medical Care AG & Co. KGaA, Sr. Unsecd. Note, 9.00%, 7/15/2015	663,000
725,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	637,664
4,265,000		HCA, Inc., Sr. Secd. 2nd Priority Note, 9.625%, 11/15/2016	4,627,525
875,000		HCA, Inc., Sr. Secd. Note, 9.25%, 11/15/2016	941,719
325,000		Inverness Medical Innovations, Inc., Sr. Note, 7.875%, 2/1/2016	320,125
900,000		Inverness Medical Innovations, Inc., Sr. Sub. Note, 9.00%, 5/15/2016	924,750
1,250,000		National Mentor Holdings, Inc., Sr. Sub. Note, 11.25%, 7/1/2014	1,281,250
1,050,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	1,026,375
225,000	[1,2]	Psychiatric Solutions, Inc., Sr. Sub. Note, 7.75%, 7/15/2015	213,188
175,000	[1,2]	Talecris Biotherapeutics Holdings Corp., Sr. Unsecd. Note, 7.75%, 11/15/2016	178,500
1,050,000		United Surgical Partners International, Inc., Company Guarantee, 9.25%, 5/1/2017	1,076,250
250,000		Universal Hospital Services, Inc., Floating Rate Note — Sr. Secured Note, 3.859%, 6/1/2015	211,875
775,000		Universal Hospital Services, Inc., Sr. Secd. Note, 8.50%, 6/1/2015	767,250
1,700,000		VWR Funding, Inc., Company Guarantee, Series WI, PIK, 10.25%, 7/15/2015	1,776,500
475,000		Vanguard Health Holdings II, Company Guarantee, 11.25%, 10/1/2015	502,312
825,000		Vanguard Health Holdings II, Sr. Sub. Note, 9.00%, 10/1/2014	859,031
300,000		Ventas Realty LP, 6.50%, 6/1/2016	291,000
1,075,000		Ventas Realty LP, Sr. Note, 6.75%, 4/1/2017	1,045,437
175,000		Ventas Realty LP, Sr. Note, 7.125%, 6/1/2015	175,875
1,438,000	[1,2]	Viant Holdings, Inc., Company Guarantee, 10.125%, 7/15/2017	1,438,000
		TOTAL	25,617,814
		Industrial — Other – 4.8%
950,000		ALH Finance LLC/ALH Finance Corp., Sr. Sub. Note, 8.50%, 1/15/2013	954,750
550,000		American Tire Distributors, Inc., Sr. Note, 10.75%, 4/1/2013	508,750
450,000	[1,2]	Aquilex Holdings, Sr. Note, Series 144A, 11.125%, 12/15/2016	451,125
  Annual Shareholder Report
  12

Principal Amount or Shares			Value
1,375,000	[1,2]	Baker & Taylor Acquisition Corp., Sr. Secd. Note, 11.50%, 7/1/2013	747,656
475,000		Baldor Electric Co., Sr. Note, 8.625%, 2/15/2017	488,062
500,000	[1,2]	Belden CDT, Inc., Company Guarantee, 9.25%, 6/15/2019	530,625
525,000		Belden CDT, Inc., Sr. Sub. Note, 7.00%, 3/15/2017	513,844
600,000	[1,2]	ESCO Corp., Sr. Note, 8.625%, 12/15/2013	600,000
219,000		Education Management LLC, Sr. Sub. Note, 10.25%, 6/1/2016	235,425
300,000		General Cable Corp., Floating Rate Note — Sr. Note, 2.665%, 4/1/2015	268,125
875,000		General Cable Corp., Sr. Note, 7.125%, 4/1/2017	864,062
325,000		Hawk Corp., Sr. Note, 8.75%, 11/1/2014	326,219
975,000		Interline Brands, Inc., Sr. Sub. Note, 8.125%, 6/15/2014	984,750
300,000	[1,2]	JohnsonDiversay, Inc., Sr. Unsecd. Note, Series 144A, 8.25%, 11/15/2019	305,250
575,000	[1,2]	JohnsonDiversay, Inc., Sub. PIK Deb., Series 144A, 10.50%, 5/15/2020	580,750
1,150,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, 7.75%, 2/1/2015	1,109,750
350,000		Mueller Water Products, Inc., Sr. Sub. Note, Series WI, 7.375%, 6/1/2017	325,500
575,000	[1,2]	Reliance Intermediate Holdings LP, 9.50%, 12/15/2019	601,594
725,000		SPX Corp., Sr. Unsecd. Note, 7.625%, 12/15/2014	750,375
875,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	897,969
		TOTAL	12,044,581
		Lodging – 0.7%
1,300,000		Host Marriott LP, Unsecd. Note, 7.125%, 11/1/2013	1,327,625
200,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.00%, 6/15/2013	200,500
275,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.25%, 6/15/2016	267,094
		TOTAL	1,795,219
		Media — Cable – 1.8%
475,000		Charter Communications Holdings II, 8.75%, 11/15/2013	489,844
953,391		Charter Communications Holdings II, Sr. Note, 13.50%, 11/30/2016	1,127,385
1,050,000		Kabel Deutschland GMBH, Company Guarantee, 10.625%, 7/1/2014	1,102,500
175,000	[1,2]	Videotron Ltee, Company Guarantee, 9.125%, 4/15/2018	193,375
450,000		Videotron Ltee, Sr. Note, 6.375%, 12/15/2015	442,125
1,075,000		Virgin Media, Inc., Company Guarantee, Series 1, 9.50%, 8/15/2016	1,159,656
		TOTAL	4,514,885
		Media — Non-Cable – 9.5%
1,320,743	[1,3,4]	Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	533,250
425,000	[1]	Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	291,656
50,000		Belo (A.H.) Corp., Sr. Note, 8.00%, 11/15/2016	51,625
125,000	[1,2]	Clear Channel Outdoor Holdings, Inc., Sr. Note, Series 144A-A, 9.25%, 12/15/2017	128,125
475,000	[1,2]	Clear Channel Outdoor Holdings, Inc., Sr. Note, Series 144A-B, 9.25%, 12/15/2017	491,625
1,347,000	[3,4]	Dex Media West LLC, Sr. Sub. Note, Series B, 9.875%, 8/15/2013	427,673
1,250,000		Echostar DBS Corp., Sr. Note, 6.625%, 10/1/2014	1,264,062
975,000	[1,2]	FoxCo Acquisitions, LLC, Sr. Note, 13.375%, 7/15/2016	759,281
250,000	[1,2]	Inmarsat Finance PLC, Company Guarantee, Series 144A, 7.375%, 12/1/2017	256,875
2,825,000		Intelsat Jackson Ltd., Sr. Note, 11.25%, 6/15/2016	3,072,187
2,400,000		Intelsat Jackson Ltd., Sr. Unsecd. Note, 0/9.50%, 2/1/2015	2,478,000
775,000		Interpublic Group Cos., Inc., Sr. Unsecd. Note, 10.00%, 7/15/2017	864,125
975,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	940,875
500,000		Lamar Media Corp., Sr. Sub. Note, 7.25%, 1/1/2013	501,250
300,000		Lamar Media Corp., Sr. Unsecd. Note, Series C, 6.625%, 8/15/2015	289,500
1,025,000	[1,2]	MDC Corporation Inc., Company Guarantee, Series 144A, 11.00%, 11/1/2016	1,071,125
1,300,000	[1,2]	Medimedia USA, Inc., Sr. Sub. Note, 11.375%, 11/15/2014	1,098,500
  Annual Shareholder Report
  13

Principal Amount or Shares			Value
1,442,812	[1,2]	Newport Television LLC, Sr. Note, 13.00%, 3/15/2017	643,855
974,068	[1,2]	Nexstar Broadcasting Group, Inc., Company Guarantee, PIK 0.50%/7.00%, 1/15/2014	736,639
350,000		Nexstar Broadcasting Group, Inc., Company Guarantee, 7.00%, 1/15/2014	264,688
375,000		Nielsen Finance LLC/Nielsen Finance Co., Company Guarantee, 0/12.50%, 8/1/2016	344,063
700,000		Nielsen Finance LLC/Nielsen Finance Co., Sr. Note, 11.50%, 5/1/2016	785,750
825,000		Nielsen Finance LLC/Nielsen Finance Co., Sr. Note, 11.625%, 2/1/2014	931,219
450,000	[1,2]	QVC, Inc., Sr. Secd. Note, Series 144A, 7.50%, 10/1/2019	461,250
700,000		Quebecor Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 3/15/2016	701,750
1,100,000	[3,4]	R.H. Donnelly Corp, Sr. Note, 8.875%, 10/15/2017	108,625
1,000,000	[3,4]	R.H. Donnelly Corp, Sr. Note, Series A-3, 8.875%, 1/15/2016	98,750
466,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	493,960
1,375,000	[3,4]	Readers Digest Association, Inc., Company Guarantee, 9.00%, 2/15/2017	22,344
1,625,000		Southern Graphics Systems, Inc., Sr. Sub. Note, Series WI, 12.00%, 12/15/2013	1,651,406
947,250	[1,2]	Univision Television Group, Inc., Sr. Note, 9.75%, 3/15/2015	834,764
125,000	[1,2]	Univision Television Group, Inc., Sr. Secd. Note, 12.00%, 7/1/2014	138,281
1,275,000	[1]	WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	108,375
800,000	[1,2]	XM Satellite Radio, Inc., Sr. Note, 13.00%, 8/1/2013	873,000
100,000	[1,2]	XM Satellite Radio, Inc., Sr. Secd. Note, 11.25%, 6/15/2013	108,000
		TOTAL	23,826,453
		Metals & Mining – 0.7%
750,000	[3,4]	Aleris International, Inc., Company Guarantee, 9.00%, 12/15/2014	5,790
625,000	[3,4]	Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	4,688
300,000		Teck Cominco Ltd., Sr. Secd. Note, 10.75%, 5/15/2019	360,000
850,000		Teck Resources Ltd., Sr. Secd. Note, 10.25%, 5/15/2016	994,500
250,000		Teck Resources Ltd., Sr. Secd. Note, 9.75%, 5/15/2014	289,687
		TOTAL	1,654,665
		Packaging – 2.2%
1,175,000		Berry Plastics Corp., Sr. Secd. Note, 8.875%, 9/15/2014	1,148,562
1,125,000		Crown Americas LLC, Sr. Note, 7.75%, 11/15/2015	1,170,000
275,000	[1,2]	Crown Americas LLC, Sr. Unsecd. Note, 7.625%, 5/15/2017	286,688
575,000	[1,2]	Graham Packaging Co., Sr. Note, Series 144A, 8.25%, 1/1/2017	570,688
125,000		Greif, Inc., Sr. Unsecd. Note, 7.75%, 8/1/2019	128,125
500,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 7.375%, 5/15/2016	518,750
425,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 8.25%, 5/15/2013	438,813
975,000	[1,2]	Reynolds Group, Sr. Secd. Note, Series 144A, 7.75%, 10/15/2016	1,001,812
200,000	[1,2]	Sealed Air Corp., Sr. Note, 7.875%, 6/15/2017	213,333
		TOTAL	5,476,771
		Paper – 2.7%
825,000	[1,2]	Boise Cascade Corp., Sr. Note, Series 144A, 9.00%, 11/1/2017	859,031
225,000	[1,2]	Cascades, Inc., Sr. Note, 7.875%, 1/15/2020	229,500
175,000	[1,2]	Clearwater Paper Corp., Sr. Unsecd. Note, 10.625%, 6/15/2016	196,219
1,100,000	[1,2]	Georgia-Pacific Corp., Company Guarantee, 8.25%, 5/1/2016	1,171,500
125,000		Graphic Packaging International Corp., Company Guarantee, 9.50%, 6/15/2017	133,125
1,775,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	1,841,563
300,000		NewPage Corp., Sr. Secd. Note, 10.00%, 5/1/2012	216,000
275,000	[1,2]	NewPage Corp., Sr. Secd. Note, Series 144A, 11.375%, 12/31/2014	279,125
775,000		NewPage Corp., Sr. Sub. Note, 12.00%, 5/1/2013	396,219
175,000		Rock-Tenn Co., 9.25%, 3/15/2016	190,969
625,000	[1,2]	Rock-Tenn Co., Sr. Note, Series 144A, 9.25%, 3/15/2016	682,031
  Annual Shareholder Report
  14

Principal Amount or Shares			Value
575,000	[1,2]	Sappi Paper Holding AG, Sr. Secd. Note, 12.00%, 8/1/2014	636,501
		TOTAL	6,831,783
		Restaurants – 0.9%
675,000		Dave & Buster's, Inc., Sr. Note, 11.25%, 3/15/2014	703,688
1,025,000		NPC International, Inc., 9.50%, 5/1/2014	1,019,875
700,000	[1,2]	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Sr. Secd. Note, 2.754%, 3/15/2014	580,125
		TOTAL	2,303,688
		Retailers – 4.7%
893,000		Dollar General Corp., Company Guarantee, 11.875%, 7/15/2017	1,035,880
1,425,000		General Nutrition Center, Company Guarantee, 5.1775%, 3/15/2014	1,335,937
725,000	[1,2]	Limited Brands, Inc., Sr. Note, Series 144A, 8.50%, 6/15/2019	792,062
125,000		Macy's Retail Holdings, Inc., 6.90%, 1/15/2032	109,375
225,000		Macy's Retail Holdings, Inc., Company Guarantee, 6.65%, 7/15/2024	205,875
250,000		Macy's Retail Holdings, Inc., Company Guarantee, 6.90%, 4/1/2029	221,250
200,000		Macy's Retail Holdings, Inc., Company Guarantee, 7.00%, 2/15/2028	177,000
1,475,000		NBC Acquisition Corp., Sr. Disc. Note, 11.00%, 3/15/2013	914,500
600,000	[1,2]	Nebraska Book Co., Inc., Sr. Secd. Note, Series 144A, 10.00%, 12/1/2011	610,500
1,150,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	994,750
250,000		Penney (J.C.) Co., Inc., Sr. Unsecd. Note, 7.40%, 4/1/2037	249,375
1,425,000		Sally Beauty Holdings, Inc., 10.50%, 11/15/2016	1,539,000
275,000		The Yankee Candle Co., Inc., Sr. Note, 8.50%, 2/15/2015	274,313
1,575,000		The Yankee Candle Co., Inc., Sr. Sub. Note, 9.75%, 2/15/2017	1,559,250
1,125,000	[1,2]	Toys 'R' Us, Inc., Sr. Unsecd. Note, Series 144A, 10.75%, 7/15/2017	1,237,500
550,000		United Auto Group, Inc., Sr. Sub. Note, 7.75%, 12/15/2016	534,875
		TOTAL	11,791,442
		Services – 2.3%
1,150,000		Ceridian Corp., Sr. Unsecd. Note, 11.25%, 11/15/2015	1,102,562
75,000	[1,2]	Geo Group, Inc., 7.75%, 10/15/2017	77,156
1,400,000		KAR Holdings, Inc., 10.00%, 5/1/2015	1,505,000
1,550,000		West Corp., Company Guarantee, 11.00%, 10/15/2016	1,627,500
1,475,000		West Corp., Sr. Note, 9.50%, 10/15/2014	1,504,500
		TOTAL	5,816,718
		Technology – 6.5%
1,375,000		Activant Solutions, Inc., Sr. Sub. Note, 9.50%, 5/1/2016	1,304,531
325,000	[1,2]	Advanced Micro Devices, Inc., Sr. Unsecd. Note, Series 144A, 8.125%, 12/15/2017	325,406
1,300,000	[1,2]	Compucom System, Inc., Sr. Sub. Note, 12.50%, 10/1/2015	1,327,625
1,000,000		First Data Corp., Company Guarantee, 9.875%, 9/24/2015	937,500
254,908		Freescale Semiconductor, Inc., Company Guarantee, 9.125%, 12/15/2014	226,549
1,175,000		Freescale Semiconductor, Inc., Sr. Note, 8.875%, 12/15/2014	1,083,938
575,000	[1,2]	GXS Worldwide Inc., Sr. Secd. Note, Series 144A, 9.75%, 6/15/2015	567,813
300,000	[1,2]	JDA Software Group, Inc., Sr. Note, 8.00%, 12/15/2014	307,500
175,000	[1,2]	Open Solutions, Inc., Sr. Sub. Note, 9.75%, 2/1/2015	135,406
1,200,000		SERENA Software, Inc., Sr. Sub. Note, 10.375%, 3/15/2016	1,159,500
1,200,000		SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	1,278,000
975,000		Seagate Technology HDD Holdings, Sr. Note, 6.80%, 10/1/2016	948,188
150,000	[1,2]	Seagate Technology HDD Holdings, Sr. Secd. Note, 10.00%, 5/1/2014	166,500
569,000		Smart Modular Technologies, Inc., Sr. Secd. Note, 5.790%, 4/1/2012	514,945
875,000	[1,2]	Stream Global Services, Inc., Sr. Secd. Note, Series 144A, 11.25%, 10/1/2014	889,219
425,000		SunGard Data Systems, Inc., Company Guarantee, 10.625%, 5/15/2015	470,156
  Annual Shareholder Report
  15

Principal Amount or Shares			Value
773,000		SunGard Data Systems, Inc., Sr. Note, Series WI, 9.125%, 8/15/2013	796,190
1,425,000		SunGard Data Systems, Inc., Sr. Sub. Note, Series WI, 10.25%, 8/15/2015	1,524,750
1,000,000	[1,2]	Terremark Worldwide, Inc., Sr. Unsecd. Note, 12.00%, 6/15/2017	1,110,000
450,000		Unisys Corp., Sr. Unsecd. Note, 12.50%, 1/15/2016	468,000
575,000	[1,2]	Viasystems, Inc., Sr. Secd. Note, Series 144A, 12.00%, 1/15/2015	618,844
		TOTAL	16,160,560
		Textile – 0.2%
100,000		Hanesbrands, Inc., 8.00%, 12/15/2016	102,375
500,000		Phillips Van Heusen Corp., Sr. Note, 8.125%, 5/1/2013	512,500
		TOTAL	614,875
		Tobacco – 0.1%
250,000	[1,2]	Alliance One International, Inc., Sr. Unsecd. Note, Series 144A, 10.00%, 7/15/2016	263,750
		Transportation – 1.7%
1,100,000	[1,2]	CEVA Group PLC, Sr. Note, 10.00%, 9/1/2014	1,050,500
75,000	[1,2]	CEVA Group PLC, Sr. Secd. Note, Series 144A, 11.625%, 10/1/2016	77,344
750,000		Hertz Corp., Sr. Note, 8.875%, 1/1/2014	770,625
900,000		Hertz Corp., Sr. Sub. Note, 10.50%, 1/1/2016	965,250
400,000		Kansas City Southern Railway Company, 8.00%, 6/1/2015	416,500
1,000,000		Stena AB, Sr. Note, 7.50%, 11/1/2013	967,500
		TOTAL	4,247,719
		Utility — Electric – 3.1%
1,050,000		Dynegy Holdings, Inc., Sr. Note, 7.75%, 6/1/2019	916,125
1,275,000		Edison Mission Energy, Sr. Note, 7.75%, 6/15/2016	1,090,125
302,603	[1,2]	FPL Energy National Wind, Note, 6.125%, 3/25/2019	287,470
300,000		NRG Energy, Inc., Sr. Note, 7.25%, 2/1/2014	304,500
950,000		NRG Energy, Inc., Sr. Note, 7.375%, 1/15/2017	954,750
1,000,000		NRG Energy, Inc., Sr. Note, 7.375%, 2/1/2016	1,003,750
1,100,000		Sierra Pacific Resources, Sr. Note, Series WI, 6.75%, 8/15/2017	1,077,214
1,825,000		Texas Competitive Electric Holdings Co. LLC, Company Guarantee, Series WI, 10.25%, 11/1/2015	1,487,375
700,000		Texas Competitive Electric Holdings Co. LLC, Company Guarantee, Series WI-B, 10.25%, 11/1/2015	570,500
		TOTAL	7,691,809
		Utility — Natural Gas – 3.0%
1,250,000		AmeriGas Partners LP, Sr. Note, 7.125%, 5/20/2016	1,256,250
1,400,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	1,344,000
1,550,000		Inergy LP, Sr. Note, 6.875%, 12/15/2014	1,538,375
450,000		MarkWest Energy Partners LP, Company Guarantee, 6.875%, 11/1/2014	427,500
825,000		MarkWest Energy Partners LP, Sr. Note, Series B, 8.75%, 4/15/2018	853,875
925,000		Regency Energy Partners LP, Sr. Unsecd. Note, 8.375%, 12/15/2013	962,000
375,000	[1,2]	Regency Energy Partners LP, Sr. Unsecd. Note, 9.375%, 6/1/2016	401,250
750,000		Southern Star Central Corp., Sr. Note, 6.75%, 3/1/2016	727,500
		TOTAL	7,510,750
		Wireless Communications – 4.6%
600,000	[1,2]	Digicel Ltd., Sr. Note, 12.00%, 4/1/2014	669,000
375,000	[1,2]	Digicel Ltd., Sr. Note, 8.875%, 1/15/2015	365,625
976,498	[1,2]	Digicel Ltd., Sr. Note, 9.125%, 1/15/2015	966,733
425,000	[1,2]	Digicel Ltd., Sr. Note, Series 144A, 8.25%, 9/1/2017	416,500
2,100,000		MetroPCS Wireless, Inc., Sr. Note, 9.25%, 11/1/2014	2,136,750
2,250,000		Nextel Communications, Inc., Sr. Note, Series D, 7.375%, 8/1/2015	2,199,375
200,000	[1,2]	SBA Communications, Corp., Company Guarantee, 8.00%, 8/15/2016	210,000
  Annual Shareholder Report
  16

Principal Amount or Shares			Value
200,000	[1,2]	SBA Communications, Corp., Company Guarantee, 8.25%, 8/15/2019	213,000
2,225,000		Sprint Capital Corp., Company Guarantee, 6.90%, 5/1/2019	2,058,125
225,000		Sprint Nextel Corp., Sr. Unsecd. Note, 8.375%, 8/15/2017	230,625
1,300,000		Sprint Nextel Corp., Unsecd. Note, 6.00%, 12/1/2016	1,192,750
650,000	[1,2]	Wind Acquisition Finance SA, Sr. Note, 11.75%, 7/15/2017	713,375
		TOTAL	11,371,858
		TOTAL CORPORATE BONDS (IDENTIFIED COST $252,211,617)	244,702,139
		COMMON STOCKS – 0.2%
		Building Materials – 0.2%
11,237	[3]	Nortek Holdings, Inc.	393,295
		Consumer Products – 0.0%
580	[1,3],5	Sleepmaster LLC	6
		Media — Non-Cable – 0.0%
1,242	[3,5]	SUPERMEDIA, INC.	52,000
		Metals & Mining – 0.0%
23,013	[1,3,5]	Royal Oak Mines, Inc.	517
		Other – 0.0%
71	[1,3,5]	CVC Claims Litigation LLC	0
		TOTAL COMMON STOCKS (IDENTIFIED COST $2,451,148)	445,818
		PREFERRED STOCK – 0.2%
		Finance — Commercial – 0.2%
868	[1,2]	General Motors Acceptance Corp. Inc., Pfd., Series 144A, Annual Divided 7.00% (IDENTIFIED COST $273,345)	572,175
		WARRANT – 0.0%
		Media — Non-Cable – 0.0%
850	[3]	Sirius XM Radio Inc., Warrants (IDENTIFIED COST $146,665)	527
		Repurchase Agreement – 0.0%
$35,000		Interest in $5,371,000,000 joint repurchase agreement 0.00001%, dated 12/31/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $5,371,000,006 on 1/4/2010. The securities provided as collateral at the end of the period were U.S. Treasury securities with various maturities to 8/15/2019 and the market value of those underlying securities was $5,478,420,099. (AT COST)	35,000
		TOTAL INVESTMENTS — 98.3% (IDENTIFIED COST $255,117,775)[6]	245,755,659
		OTHER ASSETS AND LIABILITIES - NET — 1.7%[7]	4,202,648
		TOTAL NET ASSETS — 100%	$249,958,307
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2009, these restricted securities amounted to $71,035,749, which represented 28.4% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2009, these liquid restricted securities amounted to $68,791,414, which represented 27.5% of total net assets.
3	Non-income producing security.
4	Issuer in default.
5	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
6	The cost of investments for federal tax purposes amounts to $257,549,342.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
    Note: The categories of investments are shown as a percentage of total net assets at December 31, 2009.
  Annual Shareholder Report
  17

    Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
    Level 1 — quoted prices in active markets for identical securities
    Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
    The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$ —	$244,702,139	$ —	$244,702,139
Equity Securities:
Domestic	—	965,470	52,006	1,017,476
International	—	—	517	517
Warrant	—	527	—	527
Repurchase Agreement	—	35,000	—	35,000
TOTAL SECURITIES	$ —	$245,703,136	$52,523	$245,755,659
    Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Investments in Corporate Bond Securities	Investment in Equity-Domestic Securities	Investment in Equity- International Securities
Balance as of January 1, 2009	$3,169,037	$419,810	$451
Change in unrealized appreciation (depreciation)	2,173,147	(1,414,400)	66
Net purchases (sales)	(51,411)	1,467,650	—
Realized gain (loss)	(2,170,931)	(1,250)	—
Transfer in and/or out of Level 3	(3,119,842)	(419,804)	—
Balance as of December 31, 2009	$ —	$52,006	$517
The total change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2009.	$(5,102)	$(1,415,649)	$66
    The following acronym is used throughout this portfolio:
    PIK — Payment in Kind
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  18

  Statement of Assets and Liabilities

  December 31, 2009

Assets:
Total investments in securities, at value (identified cost $255,117,775)		$245,755,659
Cash		824
Income receivable		4,575,147
Receivable for investments sold		1,533,781
Receivable for shares sold		85,895
TOTAL ASSETS		251,951,306
Liabilities:
Payable for investments purchased	$1,467,649
Payable for shares redeemed	469,643
Payable for Directors'/Trustees' fees	806
Payable for distribution services fee (Note 5)	17,263
Accrued expenses	37,638
TOTAL LIABILITIES		1,992,999
Net assets for 37,499,461 shares outstanding		$249,958,307
Net Assets Consist of:
Paid-in capital		$298,180,284
Net unrealized depreciation of investments		(9,362,116)
Accumulated net realized loss on investments		(59,261,418)
Undistributed net investment income		20,401,557
TOTAL NET ASSETS		$249,958,307
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
Net asset value per share ($168,092,431 ÷ 25,187,023 shares outstanding), no par value, unlimited shares authorized		$6.67
Service Shares:
Net asset value per share ($81,865,876 ÷ 12,312,438 shares outstanding), no par value, unlimited shares authorized		$6.65
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  19

  Statement of Operations

  Year Ended December 31, 2009

Investment Income:
Interest			$22,040,258
Dividends			75,612
TOTAL INCOME			22,115,870
Expenses:
Investment adviser fee (Note 5)		$1,272,884
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		11,706
Transfer and dividend disbursing agent fees and expenses		31,449
Directors'/Trustees' fees		2,421
Auditing fees		26,250
Legal fees		9,427
Portfolio accounting fees		89,558
Distribution services fee — Service Shares (Note 5)		170,085
Printing and postage		55,071
Insurance premiums		4,083
Miscellaneous		3,333
TOTAL EXPENSES		1,866,267
Waivers (Note 5):
Waiver of investment adviser fee	$(4,514)
Waiver of administrative personnel and services fee	(28,364)
TOTAL WAIVERS		(32,878)
Net expenses			1,833,389
Net investment income			20,282,481
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(12,481,070)
Net change in unrealized depreciation of investments			80,639,303
Net realized and unrealized gain on investments			68,158,233
Change in net assets resulting from operations			$88,440,714
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  20

  Statement of Changes in Net Assets

Year Ended December 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$20,282,481	$20,986,442
Net realized loss on investments	(12,481,070)	(3,568,914)
Net change in unrealized appreciation/depreciation of investments	80,639,303	(79,366,084)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	88,440,714	(61,948,556)
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(15,070,076)	(16,534,260)
Service Shares	(6,422,903)	(7,318,866)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(21,492,979)	(23,853,126)
Share Transactions:
Proceeds from sale of shares	85,453,515	55,327,760
Net asset value of shares issued to shareholders in payment of distributions declared	20,423,110	23,018,008
Cost of shares redeemed	(95,430,728)	(105,935,688)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	10,445,897	(27,589,920)
Change in net assets	77,393,632	(113,391,602)
Net Assets:
Beginning of period	172,564,675	285,956,277
End of period (including undistributed net investment income of $20,401,557 and $21,456,484, respectively)	$249,958,307	$172,564,675
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  21

  Notes to Financial Statements

  December 31, 2009

  1. ORGANIZATION

  Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to seek high current income.

  2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

  Investment Valuation

  In calculating its net asset value (NAV), the Fund generally values investments as follows:

    Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
    Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
    Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
    Shares of other mutual funds are valued based upon their reported NAVs.
    Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
    Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

  If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

  Fair Valuation and Significant Events Procedures

  The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

  The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

    With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
    With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
    Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
    Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

  The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

  Annual Shareholder Report
  22

  Repurchase Agreements

  It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

  With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

  The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

  Investment Income, Gains and Losses, Expenses and Distributions

  Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Premium and Discount Amortization

  All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

  Federal Taxes

  It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

  When-Issued and Delayed Delivery Transactions

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  Restricted Securities

  The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

  Annual Shareholder Report
  23

  Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held at December 31, 2009, is as follows:
Security	Acquisition Date	Acquisition Cost	Market Value
Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	3/21/2005 — 2/15/2008	$1,290,233	$533,250
Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	2/6/2004	425,000	291,656
CVC Claim Litigation LLC	3/26/1997 — 6/18/1997	590,616	0
Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	4/19/2006 — 5/1/2008	1,196,729	1,304,625
Hard Rock Park Operations LLC, Sr. Secd. Note, 7.383%, 4/1/2012	3/23/2006	737,477	0
Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	11/5/2004 — 4/24/2007	1,032,156	5,906
Royal Oak Mines, Inc.	7/31/1998 — 2/24/1999	2,557	517
Sleepmaster LLC	12/23/2004	0	6
WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	11/30/2004 — 1/3/2006	1,273,750	108,375

  Other

  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  3. SHARES OF BENEFICIAL INTEREST

  The following tables summarize share activity:

Year Ended December 31	2009		2008
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	8,043,612	$43,920,111	5,069,119	$31,360,063
Shares issued to shareholders in payment of distributions declared	3,083,746	14,000,206	2,389,519	15,699,142
Shares redeemed	(9,256,261)	(52,345,869)	(10,373,867)	(67,056,886)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	1,871,097	$5,574,448	(2,915,229)	$(19,997,681)
Year Ended December 31	2009		2008
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	7,570,287	$41,533,404	3,875,586	$23,967,697
Shares issued to shareholders in payment of distributions declared	1,417,860	6,422,904	1,117,384	7,318,866
Shares redeemed	(7,710,408)	(43,084,859)	(5,963,550)	(38,878,802)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	1,277,739	$4,871,449	(970,580)	$(7,592,239)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	3,148,836	$10,445,897	(3,885,809)	$(27,589,920)

  4. FEDERAL TAX INFORMATION

  The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for defaulted bonds, discount accretion/premium amortization on debt securities and expiration of capital loss carryforwards.

  For the year ended December 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(27,754,606)	$155,571	$27,599,035

  Net investment income (loss) net realized gains (losses), and net assets were not affected by this reclassification.

  The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income	$21,492,979	$23,853,126
  Annual Shareholder Report
  24

  As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$20,426,470
Net unrealized depreciation	$(11,793,683)
Capital loss carryforwards	$(56,854,764)

  The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, partnership adjustments, defaulted bonds and discount accretion/premium amortization on debt securities.

  At December 31, 2009, the cost of investments for federal tax purposes was $257,549,342. The net unrealized depreciation of investments for federal tax purposes was $11,793,683. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $12,340,322 and net unrealized depreciation from investments for those securities having an excess of cost over value of $24,134,005.

  At December 31, 2009, the Fund had a capital loss carryforward of $56,854,764 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$32,328,794
2011	$5,944,935
2013	$50,909
2014	$948,345
2016	$4,402,143
2017	$13,179,638

  Capital loss carryforwards of $27,754,606 expired during the year ended December 31, 2009.

  5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Adviser Fee

  Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, the Adviser voluntarily waived $4,514 of its fee.

  Administrative Fee

  Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $28,364 of its fee.

  Distribution Services Fee

  The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2009, FSC did not retain any fees paid by the Fund.

  Interfund Transactions

  During the year ended December 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $645,469 and $152,438, respectively.

  Annual Shareholder Report
  25

  General

  Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

  6. Investment TRANSACTIONS

  Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2009, were as follows:

Purchases	$87,344,885
Sales	$67,340,753

  7. LINE OF CREDIT

  The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the Fund did not utilize the LOC.

  8. INTERFUND LENDING

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the program was not utilized.

  9. Legal Proceedings

  Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (NYAG) and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

  10. Subsequent events

  Management has evaluated subsequent events through February 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

  Annual Shareholder Report
  26

  Report of Independent Registered Public Accounting Firm

  TO THE BOARD OF TRUSTEES OF FEDERATED insurance series AND SHAREHOLDERS OF FEDERATED high income bond fund ii:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated High Income Bond Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented prior January 1, 2006, was audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated High Income Bond Fund II as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

  Boston, Massachusetts
  February 22, 2010

  Annual Shareholder Report
  27

  Board of Trustees and Trust Officers

  The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

  Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

  INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: November 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
  28

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
  Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: October 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
  Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: November 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
  Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
  Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
  Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
  29

  OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

  30

  Evaluation and Approval of Advisory Contract - May 2009

  Federated High Income Bond Fund II (the “Fund”)

  The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

  In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

  During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

  The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

  Annual Shareholder Report
  31

  With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

  The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

  The Fund's performance fell below the median of the relevant peer group for the one- year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

  The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

  Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

  The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

  The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

  It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and Annual Shareholder Report
  32

  other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

  The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

  In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

  The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

  Annual Shareholder Report
  33

  Voting Proxies on Fund Portfolio Securities

  A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

  Quarterly Portfolio Schedule

  The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

  Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

  This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

  Federated High Income Bond Fund II
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Cusip 313916306
  Cusip 313916843

  G00844-01 (2/10)

  Federated is a registered mark of Federated Investors, Inc.
  2010 Federated Investors, Inc.

  Federated International Equity Fund II

  A Portfolio of Federated Insurance Series

  ANNUAL SHAREHOLDER REPORT

  December 31, 2009

  FINANCIAL HIGHLIGHTS
  SHAREHOLDER EXPENSE EXAMPLE
  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  PORTFOLIO OF INVESTMENTS SUMMARY TABLES
  PORTFOLIO OF INVESTMENTS
  STATEMENT OF ASSETS AND LIABILITIES
  STATEMENT OF OPERATIONS
  STATEMENT OF CHANGES IN NET ASSETS
  NOTES TO FINANCIAL STATEMENTS
  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  BOARD OF TRUSTEES AND TRUST OFFICERS
  EVALUATION AND APPROVAL OF ADVISORY CONTRACT
  VOTING PROXIES ON FUND PORTFOLIO SECURITIES
  QUARTERLY PORTFOLIO SCHEDULE

  Financial Highlights

  (For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$10.10	$18.71	$17.11	$14.42	$13.22
Income From Investment Operations:
Net investment income	0.05	0.07[2]	0.13	0.00[3]	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.94	(8.59)	1.50	2.72	1.13
TOTAL FROM INVESTMENT OPERATIONS	3.99	(8.52)	1.63	2.72	1.20
Less Distributions:
Distributions from net investment income	(0.33)	(0.09)	(0.03)	(0.03)	—
Net Asset Value, End of Period	$13.76	$10.10	$18.71	$17.11	$14.42
Total Return[4]	41.25%	(45.72)%	9.55%	18.89%	9.08%
Ratios to Average Net Assets:
Net expenses	1.69%	1.57%	1.44%	1.49%	1.58%
Net investment income	0.50%	0.44%	0.71%	0.23%	0.50%
Expense waiver/reimbursement[5]	1.79%	0.23%	0.03%	0.03%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,629	$12,584	$76,550	$70,213	$58,700
Portfolio turnover	130%	212%	125%	83%	125%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  1

  Shareholder Expense Example (unaudited)

  As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

  ACTUAL EXPENSES

  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1]
Actual	$1,000	$1,272.90	$9.68
Hypothetical (assuming a 5% returnbefore expenses)	$1,000	$1,016.69	$8.59
1	Expenses are equal to the Fund's annualized net expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
  Annual Shareholder Report
  2

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

  Management's Discussion of Fund Performance (unaudited)

  The Fund's total return, based on net asset value, for the 12-month reporting period ended December 31, 2009, was 41.25%. The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index1 (MSCI EAFE GI), a broad-based, market index, returned 29.36% for the same period.

  Market Overview

  Economic difficulties in the first quarter of the 12-month reporting period gave way as economic “green shoots” began to sprout later in the period. This led to stronger-than-expected second and third quarter earnings as firms benefited from improved outlooks and cost-cutting measures, which were put in place during the second half of 2008 and the beginning of 2009. Additionally, government stimulus programs and accommodative global interest rate policies by the U.S, Japan, China and the European Union provided a positive impetus for economic activity. As a result, at the end of December, most equity markets ended on their yearly highs.

  International equity markets, as measured by the MSCI EAFE GI, climbed 29.36%. On a regional basis, emerging markets were the strongest performer. The MSCI Emerging Markets Index2 climbed 78.51% during the reporting period. Europe was the second best performing region and Japan was the laggard. MSCI Europe3 gained 35.83% and MSCI Japan4 added 6.25%.

  Fund Performance

  The key drivers of the Fund's outperformance compared to the MSCI EAFE GI were its strong stock selection in Financials, Information Technology and Energy. From a regional perspective, the Fund benefited from its large underweight in Japan and exposure to Brazil.5

  In Financials, the Fund benefitted from its exposure to Hong Kong and Singapore. In Hong Kong, property developer Sun Hung Kai Properties and stock exchange operator Hong Kong Exchanges were top performers and were exited during the reporting period. In Singapore, United Overseas Bank and property developer City Development climbed higher on an improving economic outlook in South East Asia. In Information Technology, mobile phone manufacturers Research in Motion and HTC Corp, both of which were sold during the year, gained on new product launches. In energy, Canadian exploration and production companies, such as Nexen Inc and Talisman Energy (sold), along with Portuguese Galp Energia climbed on higher crude prices.

  From a country perspective, the Fund benefitted from its large relative underweight in Japan, which underperformed emerging markets, Europe and North America. Additionally, the Fund's exposure to Brazil, which was one of the best performing emerging markets in 2009, added to relative performance. Itau Unibanco Holdings and Petroleo Brasileiro SA were the Fund's top performers in Brazil.

1	MSCI EAFE GI is an unmanaged, market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. The index is unmanaged and investments cannot be made directly in an index.
2	The MSCI Emerging Markets Index is a free float-adjusted, market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.
3	The MSCI Europe Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed markets in Europe. As of June 2007, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
4	Country Indices - To construct a country index, every listed security in the market is identified. Securities are free float adjusted, classified in accordance with the Global Industry Classification Standard (GICS®) and screened by size, liquidity and minimum free float.
5	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
  Annual Shareholder Report
  3

  GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL EQUITY FUND II

  The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Equity Fund II (the “Fund”) from December 31, 1999 to December 31, 2009, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (MSCI-EAFE GI).2

Average Annual Total Returns for the Period Ended 12/31/2009
1 Year	41.25%
5 Years	1.72%
10 Years	-3.63%

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE GI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI-EAFE GI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

  Annual Shareholder Report

  4

  Portfolio of Investments Summary Tables (unaudited)

  At December 31, 2009, the Fund's portfolio composition1 was as follows:

Country	Percentage of Total Net Assets
Switzerland	18.7%
United Kingdom	18.4%
Germany	14.4%
Canada	8.5%
France	6.5%
Netherlands	6.3%
Norway	4.9%
Luxembourg	4.2%
Singapore	3.7%
Japan	3.5%
Hong Kong	2.1%
Sweden	1.5%
Ireland	1.4%
Denmark	1.1%
Jersey Channel Isle	1.1%
Portugal	1.1%
Mexico	1.0%
Bermuda	0.8%
Brazil	0.5%
Cash Equivalents[2]	0.5%
Other Assets and Liabilities — Net[3]	(0.2)%
TOTAL	100.0%

  At December 31, 2009, the Fund's sector classification4 was as follows:

Sector Classification	Percentage of Total Net Assets
Financials	19.3%
Materials	18.7%
Consumer Staples	13.2%
Industrials	12.8%
Health Care	12.0%
Consumer Discretionary	9.5%
Energy	9.1%
Information Technology	3.9%
Telecommunication Services	1.2%
Cash Equivalents[2]	0.5%
Other Assets and Liabilities — Net[3]	(0.2)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
  Annual Shareholder Report
  5

  Portfolio of Investments

  December 31, 2009

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS – 98.3%

		Retailing – 0.8%
4,600		Signet Jewelers Ltd.	$122,912

		Diversified Financials – 0.5%
9,500	[1]	CETIP SA	77,757

		Energy – 3.5%
14,800		Nexen, Inc.	356,893
4,300	[1]	Suncor Energy, Inc.	152,988
		TOTAL	509,881
		Insurance – 1.8%
9,300		Sun Life Financial Services of Canada	268,992
		Materials – 3.2%
4,300		Potash Corp. of Saskatchewan, Inc.	466,550
		TOTAL CANADA	1,245,423

		Food, Beverage & Tobacco – 1.1%
2,150		Carlsberg A/S, Class B	158,663

		Banks – 0.7%
1,340		BNP Paribas SA	105,744
		Capital Goods – 1.4%
2,990	[1]	Alstom	207,741
		Consumer Services – 1.6%
4,370		Accor SA	237,395
		Food, Beverage & Tobacco – 0.8%
1,377		Pernod-Ricard	118,195
		Insurance – 2.0%
12,100		AXA	286,168
		TOTAL FRANCE	955,243

		Automobiles & Components – 3.1%
8,480		Daimler AG	453,061
		Capital Goods – 1.4%
2,210		Siemens AG	202,708
		Consumer Products – 1.4%
3,820		Adidas AG	206,248
		Materials – 2.3%
9,060		ThyssenKrupp AG	341,217
		Pharmaceuticals, Biotechnology & Life Sciences – 3.4%
6,180		Bayer AG	493,937
		Software & Services – 1.4%
4,240		SAP AG	199,975
		TOTAL GERMANY, FEDERAL REPUBLIC OF	1,897,146
  Annual Shareholder Report
  6

Shares or Principal Amount			Value in U.S. Dollars

		Banks – 2.1%
29,200		Dah Sing Financial Group	$161,001
16,000		Wing Hang Bank Ltd.	148,674
		TOTAL HONG KONG	309,675

		Machinery – 1.4%
5,800		Ingersoll-Rand Plc, Class A	207,292

		Food, Beverage & Tobacco – 3.5%
152		Japan Tobacco, Inc.	512,872

		Media – 1.1%
17,200		WPP PLC	167,956

		Materials – 3.0%
9,700	[1]	ArcelorMittal	439,943
		Telecommunication Services – 1.2%
2,400	[1]	Millicom International Cellular SA	177,048
		TOTAL LUXEMBOURG	616,991

		Materials – 1.0%
12,000		Cemex SA de C.V., ADR	141,840

		Capital Goods – 1.5%
7,100		Philips Electronics NV	210,231
		Diversified Financials – 2.3%
35,200		ING Groep NV	340,285
		Materials – 1.2%
2,660		Akzo Nobel NV	175,328
		Semiconductors & Semiconductor Equipment – 1.3%
5,650	[1]	ASM Lithography Holding NV	192,173
		TOTAL NETHERLANDS	918,017

		Materials – 4.9%
25,600		Norsk Hydro ASA	212,809
11,000		Yara International ASA	498,076
		TOTAL NORWAY	710,885

		Energy – 1.1%
8,921		Galp Energia SGPS SA	153,572

		Banks – 2.3%
17,000		DBS Group Holdings Ltd.	184,839
11,000		United Overseas Bank Ltd.	153,082
		TOTAL	337,921
		Real Estate – 1.4%
25,000		City Developments Ltd.	203,933
		TOTAL SINGAPORE	541,854
  Annual Shareholder Report
  7

Shares or Principal Amount			Value in U.S. Dollars

		Capital Goods – 1.5%
24,900		Volvo AB, Class B	$212,141

		Capital Goods – 3.5%
26,750		ABB Ltd.	511,604
		Commercial & Professional Services – 1.0%
2,700		Adecco SA	149,064
		Consumer Products – 1.4%
800		Swatch Group AG, Class B	201,360
		Diversified Financials – 3.5%
4,605		Credit Suisse Group AG	226,801
8,320	[1]	Julius Baer Group Ltd.	290,581
		TOTAL	517,382
		Food, Beverage & Tobacco – 2.0%
6,125		Nestle SA	297,569
		Health Care Equipment & Services – 1.1%
4,800	[1]	Nobel Biocare Holding AG	160,646
		Materials – 1.8%
327		Givaudan SA	260,243
		Pharmaceuticals, Biotechnology & Life Sciences – 4.4%
3,050	[1]	Actelion Ltd.	162,897
2,775		Roche Holding AG	472,073
		TOTAL	634,970
		TOTAL SWITZERLAND	2,732,838

		Banks – 2.6%
21,900		Barclays PLC	96,506
24,640		HSBC Holdings PLC	281,200
		TOTAL	377,706
		Capital Goods – 1.2%
25,700		Cookson Group PLC	172,974
		Energy – 4.6%
16,250	[1]	Dana Petroleum PLC	306,156
7,342		Tullow Oil PLC	153,109
24,780	[1]	Wellstream Holdings PLC	211,218
		TOTAL	670,483
		Food, Beverage & Tobacco – 5.7%
16,100		Diageo PLC	280,774
17,620		Imperial Tobacco Group PLC	555,298
		TOTAL	836,072
		Health Care Equipment & Services – 1.8%
26,100		Smith & Nephew PLC	267,998
		Materials – 1.3%
11,200		Xstrata PLC	197,274
		Software & Services – 1.2%
7,100	[1]	Autonomy Corp. PLC	173,112
		TOTAL UNITED KINGDOM	2,695,619
		TOTAL COMMON STOCKS (IDENTIFIED COST $12,349,326)	14,378,696
  Annual Shareholder Report
  8

Shares or Principal Amount		Value in U.S. Dollars
	PREFERRED STOCKS – 1.4%

	Health Care Equipment & Services – 1.4%
2,880	Fresenius SE, Pfd., €0.71 Annual Dividend (IDENTIFIED COST $156,098)	$205,825
	Repurchase Agreement – 0.5%
$70,000	Interest in $5,371,000,000 joint repurchase agreement 0.00001%, dated 12/31/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $5,371,000,006 on 1/4/2010. The securities provided as collateral at the end of the period were U.S Treasury securities with various maturities to 8/15/2019 and the market value of those underlying securities was $5,478,420,099. (AT COST)	70,000
	TOTAL INVESTMENTS — 100.2% (IDENTIFIED COST $12,575,424)[2]	14,654,521
	OTHER ASSETS AND LIABILITIES - NET — (0.2)%[3]	(25,600)
	TOTAL NET ASSETS — 100%	$14,628,921
    At December 31, 2009, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation/ Depreciation
Contracts Purchased:
1/4/2010	16,270 Euro Currency	$23,358	$(33)
1/4/2010	26,870 Euro Currency	$38,575	$(55)
1/4/2010	39,261 Swiss Franc	$37,802	$152
Contracts Sold:
1/4/2010	95,923 Swiss Franc	$92,358	$(371)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$(307)
    Net Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities — Net”.
    Note: The categories of investments are shown as a percentage of total net assets at December 31, 2009.
    Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
    Level 1 — quoted prices in active markets for identical securities
    Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
  Annual Shareholder Report
  9

      The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
International	$1,972,272	$12,612,249	$ —	$14,584,521
Repurchase Agreement	—	70,000	—	70,000
TOTAL SECURITIES	$1,972,272	$12,682,249	$ —	$14,654,521
OTHER FINANCIAL INSTRUMENTS*	$(307)	$ —	$ —	$(307)
*	Other financial instruments include foreign exchange contracts.
      The following acronym is used throughout this portfolio:
      ADR — American Depositary Receipt
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    10

    Statement of Assets and Liabilities

    December 31, 2009

Assets:
Total investments in securities, at value (identified cost $12,575,424)		$14,654,521
Cash		76
Cash denominated in foreign currencies (identified cost $2,847)		2,873
Income receivable		55,730
Receivable for investments sold		92,728
Receivable for shares sold		11,117
Receivable for foreign exchange contracts		152
TOTAL ASSETS		14,817,197
Liabilities:
Payable for investments purchased	$99,798
Payable for shares redeemed	31,118
Payable for foreign exchange contracts	459
Payable for custodian fees	11,154
Payable for Directors'/Trustees' fees	439
Payable for auditing fees	27,250
Payable for portfolio accounting fees	10,223
Accrued expenses	7,835
TOTAL LIABILITIES		188,276
Net assets for 1,063,180 shares outstanding		$14,628,921
Net Assets Consist of:
Paid-in capital		$27,311,236
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		2,085,368
Accumulated net realized loss on investments and foreign currency transactions		(14,794,706)
Undistributed net investment income		27,023
TOTAL NET ASSETS		$14,628,921
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$14,628,921 ÷ 1,063,180 shares outstanding, no par value, unlimited shares authorized		$13.76
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    11

    Statement of Operations

    Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes withheld of $30,211)			$276,995
Interest (including income on securities loaned of $4,870)			4,461
TOTAL INCOME			281,456
Expenses:
Investment adviser fee (Note 5)		$128,367
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		45,004
Transfer and dividend disbursing agent fees and expenses		15,735
Directors'/Trustees' fees		1,180
Auditing fees		27,250
Legal fees		6,010
Portfolio accounting fees		49,228
Printing and postage		15,188
Insurance premiums		4,335
Miscellaneous		5,160
TOTAL EXPENSES		447,457
Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	$(128,367)
Waiver of administrative personnel and services fee	(24,871)
Reimbursement of other operating expenses	(76,651)
TOTAL WAIVERS AND REIMBURSEMENT		(229,889)
Net expenses			217,568
Net investment income			63,888
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(1,397,515)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			5,797,134
Net realized and unrealized gain on investments and foreign currency transactions			4,399,619
Change in net assets resulting from operations			$4,463,507
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    12

    Statement of Changes in Net Assets

Year Ended December 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$63,888	$199,298
Net realized loss on investments and foreign currency transactions	(1,397,515)	(9,624,749)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	5,797,134	(10,102,976)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,463,507	(19,528,427)
Distributions to Shareholders:
Distributions from net investment income	(379,905)	(374,131)
Share Transactions:
Proceeds from sale of shares	1,185,262	5,164,805
Net asset value of shares issued to shareholders in payment of distributions declared	379,905	374,131
Cost of shares redeemed	(3,603,757)	(49,602,674)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,038,590)	(44,063,738)
Change in net assets	2,045,012	(63,966,296)
Net Assets:
Beginning of period	12,583,909	76,550,205
End of period (including undistributed net investment income of $27,023 and $379,801, respectively)	$14,628,921	$12,583,909
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    13

    Notes to Financial Statements

    December 31, 2009

    1. ORGANIZATION

    Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to obtain a total return on its assets.

    2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

    Investment Valuation

    In calculating its net asset value (NAV), the Fund generally values investments as follows:

      Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
      Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
      Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
      Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
      Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
      Shares of other mutual funds are valued based upon their reported NAVs.

    If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

    Fair Valuation and Significant Events Procedures

    The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

    The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

      With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
      With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
      Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
      Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

    The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

    Annual Shareholder Report
    14

    Repurchase Agreements

    It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

    With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

    The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

    Investment Income, Expenses and Distributions

    Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

    Premium and Discount Amortization

    All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

    Federal Taxes

    It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

    The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

    When-Issued and Delayed Delivery Transactions

    The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

    Securities Lending

    The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

    As of December 31, 2009, the Fund had no outstanding securities on loan.

    Foreign Exchange Contracts

    The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

    Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

    Annual Shareholder Report
    15

    Foreign Currency Translation

    The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

    Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Receivable for foreign exchange contracts	$152	Payable for foreign exchange contracts	$459

    The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(17,276)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(207)

    Other

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

    3. SHARES OF BENEFICIAL INTEREST

    The following table summarizes share activity:

Year Ended December 31	2009	2008
Shares sold	102,895	308,452
Shares issued to shareholders in payment of distributions declared	42,542	22,403
Shares redeemed	(328,688)	(3,176,889)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(183,251)	(2,846,034)

    4. FEDERAL TAX INFORMATION

    The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.

    Annual Shareholder Report
    16

    For the year ended December 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(36,761)	$36,761

    Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

    The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income	$379,905	$374,131

    As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$27,023
Net unrealized appreciation	$2,044,031
Capital loss carryforwards	$(14,753,369)

    The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

    At December 31, 2009, the cost of investments for federal tax purposes was $12,616,762. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation (depreciation) resulting from changes in foreign currency exchange rates and outstanding foreign currency commitments was $2,037,759. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,337,527 and net unrealized depreciation from investments for those securities having an excess of cost over value of $299,768.

    At December 31, 2009, the Fund had a capital loss carryforward of $14,753,369 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$3,581,556
2016	$9,641,428
2017	$1,530,385

    5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Adviser Fee

    Federated Global Investment Management Corp. is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended December 31, 2009, the Adviser voluntarily waived its entire fee of $128,367 and voluntarily reimbursed $76,651 of other operating expenses.

    Administrative Fee

    Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

    The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, FAS waived $24,871 of its fee. The net fee paid to FAS was 0.975% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

    Annual Shareholder Report
    17

    Interfund Transactions

    During the year ended December 31, 2009, the Fund engaged in purchase transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase transactions complied with Rule 17a-7 under the Act and amounted to $59,534.

    General

    Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

    6. Investment TRANSACTIONS

    Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2009, were as follows:

Purchases	$16,225,009
Sales	$18,260,017

    7. CONCENTRATION OF RISK

    The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

    8. LINE OF CREDIT

    The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.00% over the higher of the Federal Funds Rate or the London Interbank Offered Rate (LIBOR). As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the Fund did not utilize the LOC.

    9. INTERFUND LENDING

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the program was not utilized.

    10. Legal Proceedings

    Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”) and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”) and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

    11. Subsequent events

    On August 14, 2009, the Trustees of Federated Insurance Series approved a Plan of Liquidation for the Fund pursuant to which the Fund is scheduled to be liquidated on or about March 12, 2010.

    Management has evaluated subsequent events through February 22, 2010, the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

    Annual Shareholder Report
    18

    Report of Independent Registered Public Accounting Firm

    TO THE BOARD OF TRUSTEES OF Federated insurance series AND SHAREHOLDERS OF Federated international equity fund ii:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated International Equity Fund II (the “Fund”), a portfolio of Federated Insurance Series as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented prior to January 1, 2006, was audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Equity Fund II as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

    Boston, Massachusetts
    February 22, 2010

    Annual Shareholder Report
    19

    Board of Trustees and Trust Officers

    The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

    Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

    INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
    Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
    Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
    20

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
    Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
    Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
    Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
    Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
    Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
    21

    OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

    22

    Evaluation and Approval of Advisory Contract - May 2009

    Federated International Equity Fund II (the “Fund”)

    The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

    In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

    During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

    The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

    Annual Shareholder Report
    23

    With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

    The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

    For the periods covered by the report, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

    The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

    Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

    The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

    The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

    It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the Annual Shareholder Report
    24

    relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

    The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

    In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

    The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

    Annual Shareholder Report
    25

    Voting Proxies on Fund Portfolio Securities

    A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

    Quarterly Portfolio Schedule

    The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

    Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

    This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

    Federated International Equity Fund II
    Federated Investors Funds
    4000 Ericsson Drive
    Warrendale, PA 15086-7561

    Contact us at FederatedInvestors.com
    or call 1-800-341-7400.

    Federated Securities Corp., Distributor

    Cusip 313916603

    G01077-01 (2/10)

    Federated is a registered mark of Federated Investors, Inc.
    2010 Federated Investors, Inc.

    Federated Kaufmann Fund II

    A Portfolio of Federated Insurance Series

    ANNUAL SHAREHOLDER REPORT

    December 31, 2009

    Primary Shares
    Service Shares

    FINANCIAL HIGHLIGHTS
    SHAREHOLDER EXPENSE EXAMPLE
    MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
    PORTFOLIO OF INVESTMENTS SUMMARY TABLE
    PORTFOLIO OF INVESTMENTS
    STATEMENT OF ASSETS AND LIABILITIES
    STATEMENT OF OPERATIONS
    STATEMENT OF CHANGES IN NET ASSETS
    NOTES TO FINANCIAL STATEMENTS
    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    BOARD OF TRUSTEES AND TRUST OFFICERS
    EVALUATION AND APPROVAL OF ADVISORY CONTRACT
    VOTING PROXIES ON FUND PORTFOLIO SECURITIES
    QUARTERLY PORTFOLIO SCHEDULE

    Financial Highlights - Primary Shares

    (For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$9.80	$18.82	$16.46	$14.52	$13.07
Income From Investment Operations:
Net investment income (loss)	(0.00)[2,3]	(0.02)[2]	(0.03)[2]	(0.06)[2]	(0.07)[2]
Net realized and unrealized gain (loss) on investments, short sales, futures contracts, written options and foreign currency transactions	2.89	(7.27)	3.34	2.21	1.54
TOTAL FROM INVESTMENT OPERATIONS	2.89	(7.29)	3.31	2.15	1.47
Less Distributions:
Distributions from net investment income	—	(0.05)	—	—	—
Distributions from net realized gain on investments, written options and foreign currency transactions	—	(1.68)	(0.95)	(0.21)	(0.02)
TOTAL DISTRIBUTIONS	—	(1.73)	(0.95)	(0.21)	(0.02)
Net Asset Value, End of Period	$12.69	$9.80	$18.82	$16.46	$14.52
Total Return[4]	29.49%	(41.79)%	21.04%	14.88%	11.24%
Ratios to Average Net Assets:
Net expenses	1.53%[5]	1.53%[5]	1.53%[5]	1.50%	1.50%
Net investment income (loss)	(0.00)%[6]	(0.14)%	(0.15)%	(0.40)%	(0.52)%
Expense waiver/reimbursement[7]	0.31%	0.39%	0.32%	0.48%	0.51%
Supplemental Data:
Net assets, end of period (000 omitted)	$65,698	$37,588	$61,696	$34,937	$40,202
Portfolio turnover	100%	71%	67%	58%	67%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.53%, 1.53% and 1.53% for the years ended December 31, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
6	Represents less than 0.01%.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report

    Financial Highlights - Service Shares

    (For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$9.69	$18.61	$16.34	$14.45	$13.05
Income From Investment Operations:
Net investment income (loss)	(0.03)[2]	(0.05)[2]	(0.07)[2]	(0.10)[2]	(0.10)[2]
Net realized and unrealized gain (loss) on investments, short sales, futures contracts, written options and foreign currency transactions	2.85	(7.19)	3.29	2.20	1.52
TOTAL FROM INVESTMENT OPERATIONS	2.82	(7.24)	3.22	2.10	1.42
Less Distributions:
Distributions from net realized gain on investments, written options and foreign currency transactions	—	(1.68)	(0.95)	(0.21)	(0.02)
Net Asset Value, End of Period	$12.51	$9.69	$18.61	$16.34	$14.45
Total Return[3]	29.10%	(41.91)%	20.63%	14.60%	10.88%
Ratios to Average Net Assets:
Net expenses	1.78%[4]	1.78%[4]	1.78%[4]	1.75%	1.75%
Net investment income (loss)	(0.27)%	(0.37)%	(0.40)%	(0.64)%	(0.77)%
Expense waiver/reimbursement[5]	0.31%	0.39%	0.32%	0.48%	0.51%
Supplemental Data:
Net assets, end of period (000 omitted)	$94,374	$62,180	$77,516	$66,714	$53,792
Portfolio turnover	100%	71%	67%	58%	67%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.78%, 1.78% and 1.78% for the years ended December 31, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report

    Shareholder Expense Example (unaudited)

    As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

    ACTUAL EXPENSES

    The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,197.20	$8.47
Service Shares	$1,000	$1,196.00	$9.85
Hypothetical (assuming a 5% returnbefore expenses):
Primary Shares	$1,000	$1,017.49	$7.78
Service Shares	$1,000	$1,016.23	$9.05
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:
Primary Shares	1.53%
Service Shares	1.78%
    Annual Shareholder Report

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

    Management's Discussion of Fund Performance

    The Federated Kaufmann Fund II's Primary Shares and Institutional Service Shares produced total returns of 29.49% and 29.10%, respectively, based on net asset value for the 12-month reporting period ended December 31, 2009. The Fund's benchmark, the Russell Midcap® Growth Index1 had a total return of 46.29% and the Lipper Variable Underlying Funds Mid-Cap Growth Average2 had a total return of 43.51% for the same period. The Fund's total return for the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell Midcap® Growth Index.

    MARKET OVERVIEW

    The stock market as a whole posted significant positive returns during the reporting period. The global financial crisis continued throughout the period but in March, the Standard & Poor's 500 Index3 bottomed and began a 63% plus rally to the end of the reporting period. Mid-cap stocks performed best during the period followed by large-cap stocks and then small-cap stocks. In terms of style, growth stocks outperformed value stocks across large-, mid- and small-cap stock groupings.

    The period began with economies across the world continuing to slow as credit contracted. In response to the credit crisis, the Federal Reserve maintained the discount rate at the lowest level for entire period while many other countries continued to cut their discount rates. The middle of the period was marked by a light at the end of a tunnel with positive economic data on productivity, corporate profits and trade appearing. The end of the period saw an unprecedented upswing in global growth that was much stronger than the two previous post-recession periods with positive economic data on industrial production, increases in consumer net worth and income and increases in retail sales. The period ended with 10% unemployment and a bottoming of the U.S. real estate market.

    The strongest sectors in the Russell Mid-Cap® Growth Index during the period were Energy (+69%), Information Technology (+68%), Materials (+57%) and Consumer Discretionary (+49%). The weakest sectors were Utilities (+23%), Industrials (+29%), Telecom Services (+30%) and Consumer Staples (+31%).

    FUND PERFORMANCE

    The Fund underperformed its respective peers and benchmark. The Fund's performance was driven by bottom-up stock selection and sector weightings. Six out of the top 10 contributing companies across multiple sectors each returned over 100% during the reporting period. Specifically Hypermarcas (+302%), Lee & Man Paper Manufacturing (+435%), Ford Motor Company (+102%), Goldman Sachs (+103%), Nine Dragons Paper (+467%) and Endologix (+340%) all contributed strongly to performance. In addition, Dresser-Rand Group (+83%), Warner Chilcott (+96%), Mastercard (+80%) and Chimera Investment Corp. (+26%) were among our top 10 contributing companies.

    Six of the 10 laggard companies declined more than 20%. Specifically, General Electric (-37%), Osi Pharmaceuticals (-21%), AMR Corp. (-79%), Progenics Pharmaceutical (-57%), Isis Pharmaceutical (-22%) and Merck & Co. (-22%) all detracted from performance. Additional laggards included Wells Fargo (-6%), Bank America Corp. (+13%), Alkermes (-12%) and Loews Corp. (-13%). While it is interesting to know how specific stocks performed during the period the success of these holdings won't be known until they are sold, typically over longer periods.

    The higher than average level of cash during the year significantly hurt performance. In addition, the sector exposures that result from our bottom-up investment process may provide some additional insight into the relative performance of the Fund. The Fund's underweight in the Information Technology and overweight in the Financials sectors hurt performance and the Fund's overweight in the Consumer Staples sector relative to the benchmark helped performance.

1	The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Investments cannot be made directly in an index.
2	Lipper figures represent the average of the total returns reported by all funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges. Investments cannot be made directly in an average.
3	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.
    Annual Shareholder Report

    GROWTH OF $10,000 INVESTED IN FEDERATED KAUFMANN FUND II - PRIMARY SHARES

    The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund II (Primary Shares) (the “Fund”) from April 30, 2002 (start of performance) to December 31, 2009, compared to the Russell Midcap Growth Index (RMGI)2 and the Lipper Variable Underlying Funds Mid-Cap Growth Average (LMCGA).3

Average Annual Total Returns for the Period Ended 12/31/2009
1 Year	29.49%
5 Years	3.12%
Start of Performance (4/30/2002)	5.64%

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and LMCGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The RMGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The LMCGA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance.
    Annual Shareholder Report

    GROWTH OF $10,000 INVESTED IN FEDERATED KAUFMANN FUND II - SERVICE SHARES

    The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund II (Service Shares) (the “Fund”) from May 1, 2003 (start of performance) to December 31, 2009, compared to the Russell Midcap Growth Index (RMGI)2 and Lipper Variable Underlying Funds Mid-Cap Growth Average (LMCGA).3

Average Annual Total Returns for the Period Ended 12/31/2009
1 Year	29.10%
5 Years	2.83%
Start of Performance (5/1/2003)	8.97%

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and LMCGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The RMGI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The LMCGA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance.
    Annual Shareholder Report

    Portfolio of Investments Summary Table (unaudited)

    At December 31, 2009, the Fund's sector composition1 was as follows:

Sector Composition	Percentage of Total Net Assets
Health Care	25.0%
Financials	18.5%
Information Technology	15.3%
Industrials	14.2%
Materials	8.7%
Consumer Discretionary	6.4%
Consumer Staples	3.3%
Energy	1.8%
Telecommunication Services	1.7%
Utilities	0.9%
Securities Lending Collateral[2]	5.2%
Cash Equivalents[3]	6.0%
Other Assets and Liabilities — Net[4]	(7.0)%
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
    Annual Shareholder Report

    Portfolio of Investments

    December 31, 2009

Shares or Principal Amount			Value
		COMMON STOCKS – 93.5%
		Consumer Discretionary – 6.0%
29,578	[1]	ATA, Inc., ADR	130,143
5,775	[1,3,4]	B2W Companhia Global Do Varejo, GDR	317,105
64,921		Bharat Forge Ltd.	378,788
3,400		BorgWarner, Inc.	112,948
58,073	[1]	Cia Hering	977,484
38,200		Cyrela Brazil Realty SA Empreendimentos e Participacoes	529,437
16,093	[1]	Dolan Media Co.	164,310
345,000	[1,2]	Ford Motor Co.	3,450,000
9,740	[1]	Imax Corp.	129,542
12,900	[1]	Lincoln Educational Services	279,543
1,260		Marriott International, Inc., Class A	34,335
48,825		National CineMedia, Inc.	809,030
2,200	[1]	New Oriental Education & Technology Group, Inc., ADR	166,342
48,800	[1]	New World Department Store China	44,389
81,150		Parkson Retail Group Ltd.	142,150
11,100	[1]	Penn National Gaming, Inc.	301,698
11,675		Regis Corp.	181,780
140,262	[1]	Restoque Comercio e Confeccoes de Roupas SA	520,754
16,400	[1]	SEB — Sistema Educacional Brasileiro SA	211,707
408,400	[1]	Sands China Ltd.	498,292
117,475	[1]	Wynn Macau Ltd.	143,325
		TOTAL	9,523,102
		Consumer Staples – 3.3%
5,016		Anheuser-Busch InBev NV	259,147
128,700	[1]	Hypermarcas SA	2,954,029
6,570		Kellogg Co.	349,524
36,700		Philip Morris International, Inc.	1,768,573
		TOTAL	5,331,273
		Energy – 1.8%
57,000	[1]	Atlas Acquisition Holdings Corp.	579,405
68,900	[1]	Dresser-Rand Group, Inc.	2,177,929
4,918	[1]	Oil India Ltd.	130,481
		TOTAL	2,887,815
		Financials – 17.0%
21,600		American Express Co.	875,232
567		Axis Capital Holdings Ltd.	16,109
35,817	[1]	BR Malls Participacoes	437,103
43,027		Bank of New York Mellon Corp.	1,203,465
188,250	[1]	Brasil Brokers Participacoes	692,740
513,300	[1]	CETIP SA	4,201,335
1,135,100		Chimera Investment Corp.	4,404,188
50,000	[1]	China Pacific Insurance (Group) Co., Ltd.	199,267
11,300		Goldman Sachs Group, Inc.	1,907,892
3,070	[1]	Government Properties Income Trust	70,549
7,580		Greenhill & Co., Inc.	608,219
28,996		Housing Development Finance Corp. Ltd.	1,671,160
    Annual Shareholder Report

Shares or Principal Amount			Value
74,700		JPMorgan Chase & Co.	3,112,749
26,395	[1]	LPS Brasil Cons De Imoveis	366,032
45,900		Morgan Stanley	1,358,640
21,875	[1]	Multiplan Empreendimentos Imobiliarios SA	406,914
14,025		New York Community Bancorp, Inc.	203,503
627,256		PT Bank Central Asia	322,483
42,903		Power Finance Corp.	238,873
42,555		Rural Electrification Corp. Ltd.	222,532
29,900		State Street Corp.	1,301,846
65,000	[1]	Two Harbors Investment Co.	637,000
78,900		Wells Fargo & Co.	2,129,511
21,600		Willis Group Holdings Ltd.	569,808
		TOTAL	27,157,150
		Health Care – 24.7%
16,165	[1]	AGA Medical Holdings, Inc.	238,757
5,593	[1]	Alexza Pharmaceuticals, Inc.	13,423
266,925	[1]	Alkermes, Inc.	2,511,764
22,850		Allergan, Inc.	1,439,779
170,143	[1,2]	Arena Pharmaceuticals, Inc.	604,008
26,125	[1]	Athenahealth, Inc.	1,181,895
72,200	[1]	Auxilium Pharmaceutical, Inc.	2,164,556
9,700		Baxter International, Inc.	569,196
52,132	[1]	BioMarin Pharmaceutical, Inc.	980,603
10,769	[1]	Cepheid, Inc.	134,397
5,076	[1]	Chindex International, Inc.	71,724
40,600	[1,2]	Conceptus, Inc.	761,656
49,676	[1,5]	Corcept Therapeutics, Inc.	122,203
151,400	[1]	Cubist Pharmaceuticals, Inc.	2,872,058
12,123	[1]	Cypress Biosciences, Inc.	69,829
112,600	[1]	Dexcom, Inc.	909,808
35,652		Dishman Pharmaceuticals & Chemicals Ltd.	180,289
12,890	[1]	Durect Corp.	31,838
209,881	[1]	Dyax Corp.	711,497
13,200	[1]	Emergency Medical Services Corp., Class A	714,780
215,800	[1]	Endologix, Inc.	1,139,424
61,699	[1]	Epigenomics AG	311,621
20,700	[1]	Express Scripts, Inc., Class A	1,789,515
33,400	[1]	Fleury SA	352,801
770	[1]	Genoptix, Inc.	27,358
12,180		Hikma Pharmaceuticals PLC	99,721
20,600	[1]	Human Genome Sciences, Inc.	630,360
45,300	[1,2]	Illumina, Inc.	1,388,445
63,500	[1]	Insulet Corp.	906,780
127,100	[1]	Isis Pharmaceuticals, Inc.	1,410,810
1,910	[1]	LifeWatch AG	34,359
39,127	[1]	Masimo Corp.	1,190,243
17,300		Merck & Co., Inc.	632,142
21,738	[1]	Momenta Pharmaceuticals, Inc.	274,116
38,500	[1]	Mylan Laboratories, Inc.	709,555
    Annual Shareholder Report

Shares or Principal Amount			Value
11,450	[1]	Nektar Therapeutics	106,714
42,699	[1]	Neurocrine Biosciences, Inc.	116,141
1,150	[1]	NuVasive, Inc.	36,777
24,894	[1]	OSI Pharmaceuticals, Inc.	772,461
34,101	[1]	Orexigen Therapeutics, Inc.	253,711
72,400	[1]	Orthovita, Inc.	254,124
59,554	[1,2]	Pharmacyclics, Inc.	187,000
43,353		Piramal Healthcare Ltd.	343,621
87,800	[1]	Progenics Pharmaceuticals, Inc.	389,832
67,700	[1]	Protalix Biotherapeutics, Inc.	448,174
8,800	[1]	Regeneron Pharmaceuticals, Inc.	212,784
64,358	[1]	Repligen Corp.	264,511
21,750	[1]	Savient Pharmaceuticals, Inc.	296,018
62,400	[1]	Seattle Genetics, Inc.	633,984
4,400	[1]	Sinopharm Medicine Holding Co., Ltd.	15,481
43,150	[1]	Spectrum Pharmaceuticals, Inc.	191,586
106,064	[1]	Talecris Biotherapeutics Holdings Corp.	2,362,045
80,019	[1]	Threshold Pharmaceuticals, Inc.	144,034
140,873	[1]	Vical, Inc.	463,472
30,326	[1]	Vivus, Inc.	278,696
159,000	[1]	Warner Chilcott PLC	4,526,730
		TOTAL	39,479,206
		Industrials – 14.2%
11,200		3M Co.	925,904
24,845		Bharat Heavy Electricals Ltd.	1,275,784
2,300		C.H. Robinson Worldwide, Inc.	135,079
30,755		CLARCOR, Inc.	997,692
13,600		CSX Corp.	659,464
8,700	[1]	Copart, Inc.	318,681
10,661	[1]	CoStar Group, Inc.	445,310
26,622		Crompton Greaves Ltd.	243,739
2,300		Cummins, Inc.	105,478
8,050		Danaher Corp.	605,360
45,900		Expeditors International Washington, Inc.	1,594,107
25,200		FedEx Corp.	2,102,940
2,200	[1,2]	First Solar, Inc.	297,880
24,736	[1]	GeoEye, Inc.	689,640
10,537	[1]	IESI-BFC Ltd.	168,803
8,500	[1]	IHS, Inc., Class A	465,885
12,900	[1]	Iron Mountain, Inc.	293,604
252,300	[1]	Jet Blue Airways Corp.	1,375,035
5,601		Joy Global, Inc.	288,956
39,900	[1]	KAR Auction Services Inc.	550,221
73,092		Max India Ltd.	346,559
11,100		Norfolk Southern Corp.	581,862
8,200		Precision Castparts Corp.	904,870
48,500	[1]	RailAmerica, Inc.	591,700
14,750		Rockwell Collins	816,560
66,500	[1]	Ryanair Holdings PLC, ADR	1,783,530
    Annual Shareholder Report

Shares or Principal Amount			Value
13,600		Union Pacific Corp.	869,040
17,500		United Technologies Corp.	1,214,675
71,200	[1]	Verisk Analytics, Inc.	2,155,936
		TOTAL	22,804,294
		Information Technology – 15.3%
46,300	[1]	Advanced Micro Devices, Inc.	448,184
21,099	[1]	Affiliated Computer Services, Inc., Class A	1,259,399
23,000	[1]	Akamai Technologies, Inc.	582,590
1,210	[1]	Amdocs Ltd.	34,521
9,893	[1]	BMC Software, Inc.	396,709
20,100	[1]	Blackboard, Inc.	912,339
68,700	[1]	Brocade Communications Systems, Inc.	524,181
17,000	[1]	Check Point Software Technologies Ltd.	575,960
99,600		CIELO SA	868,075
64,900	[1]	Comverse Technology, Inc.	613,305
1,329	[1]	Google Inc.	823,954
11,900		Hewlett-Packard Co.	612,969
52,000		Hon Hai Precision Industry Co. Ltd.	244,619
1,100,000		Inotera Memories, Inc.	918,357
302,900	[1]	Inspur International Ltd.	42,906
12,000		Lender Processing Services	487,920
19,995	[1]	ManTech International Corp., Class A	965,359
10,300	[2]	Mastercard, Inc.	2,636,594
34,700	[2]	Microchip Technology, Inc.	1,008,382
183,700	[1]	Micron Technology, Inc.	1,939,872
43,095	[1]	Microsemi Corp.	764,936
23,100		Microsoft Corp.	704,319
890	[1]	NCI, Inc.	24,609
45,300	[1]	NCR Corp.	504,189
47,010	[1]	NIC, Inc.	429,671
34,900	[1]	NVIDIA Corp.	651,932
1,520		Nintendo Corp. Ltd.	360,341
134,800	[1]	ON Semiconductor Corp.	1,187,588
9,200		Qualcomm, Inc.	425,592
23,100	[1,2]	RADWARE Ltd.	349,272
79,950	[1]	Redecard SA	1,317,400
11,091	[1]	Rubicon Technology, Inc.	225,258
51,800	[1]	TNS, Inc.	1,330,742
48,154	[1]	Telecity Group PLC	296,539
		TOTAL	24,468,583
		Materials – 8.7%
19,500		Barrick Gold Corp.	767,910
43,200		Dow Chemical Co.	1,193,616
15,100		Ecolab, Inc.	673,158
745,350	[1]	Huabao International Holdings Ltd.	804,651
8,038	[1,2]	Intrepid Potash, Inc.	234,468
10,150	[1]	Kraton Performance Polymers, Inc.	137,634
3,031,220	[1]	Lee & Man Paper Manufacturing Ltd.	2,070,090
20,660		Monsanto Co.	1,688,955
    Annual Shareholder Report

Shares or Principal Amount			Value
14,640	[1]	Mosaic Co./The	874,447
24,050		Newmont Mining Corp.	1,137,806
740,500		Nine Dragons Paper Holdings Ltd.	1,180,969
9,650		Potash Corp. of Saskatchewan, Inc.	1,047,025
5,400		Praxair, Inc.	433,674
44,957	[1]	STR Holdings, Inc.	706,275
19,600		Sociedad Quimica Y Minera de Chile, ADR	736,372
275,050	[1]	Yingde Gases Group Co.	281,468
		TOTAL	13,968,518
		Telecommunication Services – 1.6%
17,200	[1]	Cbeyond Communications, Inc.	270,900
22,800	[1]	Neutral Tandem, Inc.	518,700
31,700		NTELOS Holdings Corp.	564,894
73,500	[1]	TW Telecom, Inc.	1,259,790
		TOTAL	2,614,284
		Utilities – 0.9%
2,772	[1]	BF Utilities Ltd.	75,766
25,025		ITC Holdings Corp.	1,303,552
		TOTAL	1,379,318
		TOTAL COMMON STOCKS (IDENTIFIED COST $119,026,758)	149,613,543
		WARRANTS – 0.1%
		Health Care – 0.1%
5,034	[1]	Alexza Pharmaceuticals, Inc., Warrants	10,381
1,900	[1]	Clinical Data, Inc., Warrants	11
17,387	[1,5]	Corcept Therapeutics, Inc., Warrants	30,906
7,909	[1]	Cyclacel Pharmaceuticals, Inc., Warrants	1,149
4,658	[1]	Favrille, Inc., Warrants	0
12,443	[1]	Favrille, Inc., Warrants	0
288	[1]	IntelliPharmaCeutics International, Inc., Warrants	34
2,350	[1]	Pharmacopeia, Inc., Warrants	81
18,000	[1]	Spectrum Pharmaceuticals, Inc., Warrants	8,532
32,007	[1]	Threshold Pharmaceuticals, Inc., Warrants	47,019
20,158	[1]	Vical, Inc., Warrants	24,510
		TOTAL WARRANTS (IDENTIFIED COST $11,493)	122,623
		CORPORATE BONDS – 0.8%
		Consumer Discretionary – 0.3%
$81,000		Brown Shoe Co., Inc., Company Guarantee, 8.75%, 5/1/2012	82,924
258,000		Regis Corp., Conv. Bond, 5.00%, 7/15/2014	321,661
		TOTAL	404,585
		Financials – 0.2%
152,000	[3,4]	Alexandria Real Estate Equities, Inc., Conv. Bond, 8.00%, 4/15/2029	262,063
		Health Care – 0.2%
330,000		Insulet Corp., Conv. Bond, 5.375%, 6/15/2013	321,090
75,000	[3,4]	Isis Pharmaceuticals, Inc., Conv. Bond, Series 144A, 2.625%, 2/15/2027	76,155
		TOTAL	397,245
		Information Technology – 0.0%
265,000	[3,4]	BearingPoint, Inc., Conv. Bond, 5.00%, 4/15/2025	35,444
    Annual Shareholder Report

Shares or Principal Amount			Value
		Telecommunication Services – 0.1%
141,000	[3,4]	SBA Communications, Corp., Conv. Bond, 4.00%, 10/1/2014	186,931
		TOTAL CORPORATE BONDS (IDENTIFIED COST $1,375,691)	1,286,268
		PREFERRED STOCKS – 1.4%
		Consumer Discretionary – 0.1%
172	[3,4]	Lodgenet Entertainment, Conv. Pfd., Series B, $29.17 Annual Dividend	255,219
		Financials – 1.3%
135,200	[1]	Bank of America Corp., Pfd.	2,017,184
		Health Care – 0.0%
68,112		Bellus Health, Inc., Conv. Pfd., Series A	11,238
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $2,222,576)	2,283,641
		Repurchase Agreements – 11.2%
$9,697,000		Interest in $5,371,000,000 joint repurchase agreement 0.00001%, dated 12/31/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $5,371,000,006 on 1/4/2010. The securities provided as collateral at the end of the period were U.S. Treasury securities with various maturities to 8/15/2019 and the market value of those underlying securities was $5,478,420,099.	9,697,000
8,277,000		Interest in $5,371,000,000 joint repurchase agreement 0.00001%, dated 12/31/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $5,371,000,006 on 1/4/2010. The securities provided as collateral at the end of the period were U.S. Treasury securities with various maturities to 8/15/2019 and the market value of those underlying securities was $5,478,420,099 (purchased with proceeds from securities lending collateral).	8,277,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	17,974,000
		TOTAL INVESTMENTS — 107.0% (IDENTIFIED COST $140,610,518)[6]	171,280,075
		OTHER ASSETS AND LIABILITIES - NET — (7.0)%[7]	(11,208,641)
		TOTAL NET ASSETS — 100%	$160,071,434
      At December 31, 2009, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Depreciation
Contracts Purchased:
1/5/2010	208,131 Brazilian Real	$119,609	$(62)
1/5/2010	4,248 Brazilian Real	$2,441	$(1)
UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$(63)
      Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities — Net”.
      Note: The categories of investments are shown as a percentage of total net assets at December 31, 2009.
      Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
      Level 1 — quoted prices in active markets for identical securities
      Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
      Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
    Annual Shareholder Report

      The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
      The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$113,276,751	$ —	$122,203	$113,398,954
International	17,314,737	21,183,493	—	38,498,230
Debt Securities:
Corporate Bonds	—	1,286,268	—	1,286,268
Warrants	—	91,717	30,906	122,623
Repurchase Agreements	—	17,974,000	—	17,974,000
TOTAL SECURITIES	$130,591,488	$40,535,478	$153,109	$171,280,075
OTHER FINANCIAL INSTRUMENTS*	$(63)	$ —	$ —	$(63)
*	Other financial instruments include foreign exchange contracts.
      Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Investments in Domestic Equity Securities	Investments in Warrants
Balance as of January 1, 2009	$ —	$ —
Change in unrealized appreciation/depreciation	53,341	28,731
Net purchases (sales)	68,862	2,175
Balance as of December 31, 2009	$122,203	$30,906
The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to investments still held at December 31, 2009.	$53,341	$28,731
      The following acronyms are used throughout this portfolio:
ADR	— American Depositary Receipt
GDR	— Global Depository Receipt
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report

    Statement of Assets and Liabilities

    December 31, 2009

Assets:
Investments in securities	$153,306,075
Investments in repurchase agreements	17,974,000
Total investments in securities, at value including $7,842,090 of securities loaned (identified cost $140,610,518)		$171,280,075
Cash		198
Cash denominated in foreign currencies (identified cost $1,053)		1,056
Income receivable		316,388
Receivable for investments sold		1,052,017
Receivable for shares sold		59,241
TOTAL ASSETS		172,708,975
Liabilities:
Payable for investments purchased	808,822
Payable for shares redeemed	3,387,929
Payable for foreign exchange contracts	63
Payable for collateral due to broker for securities lending	8,277,000
Payable for capital gains taxes withheld	78,286
Payable for distribution services fee (Note 5)	19,510
Accrued expenses	65,931
TOTAL LIABILITIES		12,637,541
Net assets for 12,720,942 shares outstanding		$160,071,434
Net Assets Consist of:
Paid-in capital		$150,402,106
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		30,669,251
Accumulated net realized loss on investments, short sales, futures contracts, written options and foreign currency transactions		(20,850,131)
Accumulated net invesment income (loss)		(149,792)
TOTAL NET ASSETS		$160,071,434
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
($65,697,608 ÷ 5,178,637 shares outstanding), no par value, unlimited shares authorized		$12.69
Service Shares:
($94,373,826 ÷ 7,542,305 shares outstanding), no par value, unlimited shares authorized		$12.51
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report

    Statement of Operations

    Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes withheld of $12,877)			$1,471,160
Interest (including income on securities loaned of $9,205)			317,568
TOTAL INCOME			1,788,728
Expenses:
Investment adviser fee (Note 5)		$1,674,172
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		123,793
Transfer and dividend disbursing agent fees and expenses		29,985
Directors'/Trustees' fees		1,259
Auditing fees		27,250
Legal fees		4,015
Portfolio accounting fees		71,182
Distribution services fee — Service Shares (Note 5)		185,834
Printing and postage		31,523
Insurance premiums		4,093
Miscellaneous		4,841
TOTAL EXPENSES		2,347,947
Waivers and Expense Reduction:
Waiver of investment adviser fee (Note 5)	$(325,000)
Waiver of administrative personnel and services fee (Note 5)	(33,825)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(1,491)
TOTAL WAIVERS AND EXPENSE REDUCTION		(360,316)
Net expenses			1,987,631
Net investment income (loss)			(198,903)
Realized and Unrealized Gain (Loss) on Investments, Short Sales, Futures Contracts, Written Options and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign taxes withheld of $78,286)			(10,090,838)
Net realized loss on short sales			(120,217)
Net realized gain on futures contracts			237,357
Net realized gain on written options			163,720
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			40,702,911
Net realized and unrealized gain on investments, short sales, futures contracts, written options and foreign currency transactions			30,892,933
Change in net assets resulting from operations			$30,694,030
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report

    Statement of Changes in Net Assets

Year Ended December 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(198,903)	$(295,686)
Net realized loss on investments, short sales, futures contracts, written options and foreign currency transactions	(9,809,978)	(9,639,657)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	40,702,911	(44,687,321)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	30,694,030	(54,622,664)
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	—	(156,564)
Distributions from net realized gain on investments, written options and foreign currency transactions
Primary Shares	—	(5,504,969)
Service Shares	—	(6,405,738)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	—	(12,067,271)
Share Transactions:
Proceeds from sale of shares	58,299,654	51,112,359
Net asset value of shares issued to shareholders in payment of distributions declared	—	8,008,729
Cost of shares redeemed	(28,690,020)	(31,875,965)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	29,609,634	27,245,123
Change in net assets	60,303,664	(39,444,812)
Net Assets:
Beginning of period	99,767,770	139,212,582
End of period (including accumulated net investment income (loss) of $(149,792) and $(82,625), respectively)	$160,071,434	$99,767,770
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report

    Notes to Financial Statements

    December 31, 2009

    1. ORGANIZATION

    Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.

    2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

    Investment Valuation

    In calculating its net asset value (NAV), the Fund generally values investments as follows:

      Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
      Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
      Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
      Shares of other mutual funds are valued based upon their reported NAVs.
      Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
      Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

    If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

    Fair Valuation and Significant Events Procedures

    The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

    The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

      With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
      With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
      Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
      Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

    The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

    Annual Shareholder Report

    Repurchase Agreements

    It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

    With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

    The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

    Investment Income, Gains and Losses, Expenses and Distributions

    Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

    Premium and Discount Amortization

    All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

    Federal Taxes

    It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

    The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

    When-Issued and Delayed Delivery Transactions

    The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

    Futures Contracts

    The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

    At December 31, 2009, the Fund had no outstanding futures contracts.

    Foreign Exchange Contracts

    The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

    Annual Shareholder Report

    Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

    Foreign Currency Translation

    The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

    Short Sales

    The Fund may sell a security short in an effort to take advantage of an anticipated decline in the price of the security. In a short sale, the Fund sells a security it does not own, and must borrow the security in order to deliver it at completion of the sale. The Fund then has an obligation to replace the borrowed security. If the Fund can buy the security back at a lower price than it sold it for, a gain is realized. If the Fund has to buy the security back at a higher price, a loss is realized. For the year ended December 31, 2009, the Fund had a net realized loss on short sales of $120,217.

    Option Contracts

    The Fund may buy or sell put and call options to maintain flexibility, produce income or hedge. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

    The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at December 31, 2008	—	$ —
Contracts written	9,800,020	249,220
Contracts bought back	9,800,020	249,220
Outstanding at December 31, 2009	—	$ —

    Securities Lending

    The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

    As of December 31, 2009, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$7,842,090	$8,277,000

    Restricted Securities

    The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

    Annual Shareholder Report

    Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	—	—	Payable for foreign exchange contracts	$63

    The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Option Contracts	Futures	Forward Currency Contracts	Total
Equity contracts	$262,660	$237,357	$ —	$500,017
Foreign exchange contracts	—	—	(1,185)	(1,185)
Total	$262,660	$237,357	$(1,185)	$498,832
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Option Contracts	Forward Currency Contracts	Total
Equity contracts	$(152,288)	$ —	$(152,288)
Foreign exchange contracts	—	(68)	(68)
Total	$(152,288)	$(68)	$(152,356)

    Other

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

    3. SHARES OF BENEFICIAL INTEREST

    The following tables summarize share activity:

Year Ended December 31	2009		2008
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	3,100,834	$36,875,967	1,592,737	$20,137,141
Shares issued to shareholders in payment of distributions declared	—	—	109,494	1,602,990
Shares redeemed	(1,757,893)	(18,980,940)	(1,143,921)	(15,287,285)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	1,342,941	$17,895,027	558,310	$6,452,846
Year Ended December 31	2009		2008
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	2,024,452	$21,423,687	2,984,867	$30,975,218
Shares issued to shareholders in payment of distributions declared	—	—	441,775	6,405,739
Shares redeemed	(899,717)	(9,709,080)	(1,173,513)	(16,588,680)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	1,124,735	$11,714,607	2,253,129	$20,792,277
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	2,467,676	$29,609,634	2,811,439	$27,245,123

    4. FEDERAL TAX INFORMATION

    The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, defaulted securities and discount accretion/premium amortization on debt securities.

    Annual Shareholder Report

    For the year ended December 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$159	$131,736	$(131,895)

    Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

    The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income[1]	$ —	$3,861,061
Long-term capital gains	$ —	$8,206,210
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

    As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$60,279
Net unrealized appreciation	$28,752,531
Capital loss carryforwards	$(19,143,482)

    The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, defaulted interest and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

    At December 31, 2009, the cost of investments for federal tax purposes was $142,448,952. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency commitments was $28,831,123. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $31,547,429 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,716,306.

    At December 31, 2009, the Fund had a capital loss carryforward of $19,143,482 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$9,495,012
2017	$9,648,470

    5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Adviser Fee

    Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.425% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, the Adviser voluntarily waived $325,000 of its fee.

    Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2009, the Sub-Adviser earned a fee of $1,380,457.

    Administrative Fee

    Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
    Annual Shareholder Report

    The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, the net fee paid to FAS was 0.133% of average daily net assets of the Fund. FAS waived $33,825 of its fee.

    Distribution Services Fee

    The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

    FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2009, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2009, the Fund's Primary Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

    Interfund Transactions

    During the year ended December 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $310,919 and $277,203, respectively.

    General

    Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

    6. EXPENSE Reduction

    The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2009, the Fund's expenses were reduced by $1,491 under these arrangements.

    7. Investment TRANSACTIONS

    Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2009, were as follows:

Purchases	$145,374,386
Sales	$103,712,214

    8. CONCENTRATION OF RISK

    The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

    Annual Shareholder Report

    At December 31, 2009, the diversification of countries was as follows:
Country	Percentage of Net Assets
United States	71.7%
Brazil	8.8%
Ireland	3.9%
India	3.2%
Cayman Islands	2.1%
Canada	1.3%
Bermuda	0.9%
Hong Kong	0.8%
China	0.7%
Taiwan	0.7%
Israel	0.6%
United Kingdom	0.3%
Belgium	0.2%
Germany	0.2%
Indonesia	0.2%
Japan	0.2%
Switzerland	0.0%[1]
1	Represents less than 0.1%.

    9. LINE OF CREDIT

    The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the Fund did not utilize the LOC.

    10. INTERFUND LENDING

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the program was not utilized.

    11. Legal Proceedings

    Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”) and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”) and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds

    12. Subsequent events

    Management has evaluated subsequent events through February 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

    Annual Shareholder Report

    Report of Independent Registered Public Accounting Firm

    TO THE BOARD OF TRUSTEES OF Federated insurance series AND SHAREHOLDERS OF federated kaufmann fund ii:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Kaufmann Fund II (the “Fund”), a portfolio of Federated Insurance Series as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented prior to January 1, 2006, was audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Kaufmann Fund II as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

    Boston, Massachusetts

    February 22, 2010

    Annual Shareholder Report

    Board of Trustees and Trust Officers

    The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

    Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

    INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
    Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: November 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
    Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
    Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: October 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
    Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: November 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
    Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
    Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
    Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

    OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

    Evaluation and Approval of Advisory Contract - May 2009

    Federated Kaufmann Fund II (the “Fund”)

    The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2009. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

    In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

    During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

    The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

    Annual Shareholder Report

    With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

    The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

    For the one-year, three-year and five-year periods covered by the report, the Fund's performance was above the median of the relevant peer group.

    The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

    Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

    The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

    The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

    It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

    Annual Shareholder Report

    The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

    In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

    The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

    Annual Shareholder Report

    Notes

    Notes

    Notes

    Notes

    Notes

    Voting Proxies on Fund Portfolio Securities

    A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

    Quarterly Portfolio Schedule

    The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

    Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

    This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

    Federated Kaufmann Fund II
    Federated Investors Funds
    4000 Ericsson Drive
    Warrendale, PA 15086-7561

    Contact us at FederatedInvestors.com
    or call 1-800-341-7400.

    Federated Securities Corp., Distributor

    Cusip 313916827
    Cusip 313916777

    28136 (2/10)

    Federated is a registered mark of Federated Investors, Inc.
    2010 Federated Investors, Inc.

    Federated Market Opportunity Fund II

    A Portfolio of Federated Insurance Series

    ANNUAL SHAREHOLDER REPORT

    December 31, 2009

    Service Shares

    FINANCIAL HIGHLIGHTS
    SHAREHOLDER EXPENSE EXAMPLE
    MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
    PORTFOLIO OF INVESTMENTS SUMMARY TABLE
    PORTFOLIO OF INVESTMENTS
    STATEMENT OF ASSETS AND LIABILITIES
    STATEMENT OF OPERATIONS
    STATEMENT OF CHANGES IN NET ASSETS
    NOTES TO FINANCIAL STATEMENTS
    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    BOARD OF TRUSTEES AND TRUST OFFICERS
    EVALUATION AND APPROVAL OF ADVISORY CONTRACT
    VOTING PROXIES ON FUND PORTFOLIO SECURITIES
    QUARTERLY PORTFOLIO SCHEDULE

    Financial Highlights

    (For a Share Outstanding Throughout Each Period)

	Year Ended December 31,			Period Ended 12/21/2006[1]
	2009	2008	2007
Net Asset Value, Beginning of Period	$10.00	$10.25	$10.52	$10.00
Income From Investment Operations:
Net investment income (loss)[2]	(0.04)	0.08	0.32	0.26
Net realized and unrealized gain (loss) on investments, short sales, written options and foreign currency transactions	0.19	(0.16)	(0.48)	0.26
TOTAL FROM INVESTMENT OPERATIONS	0.15	(0.08)	(0.16)	0.52
Less Distributions:
Distributions from net investment income	(0.15)	(0.17)	(0.11)	—
Distributions from net realized gain on investments, written options and foreign currency transactions	(0.15)	—	—	—
TOTAL DISTRIBUTIONS	(0.30)	(0.17)	(0.11)	—
Net Asset Value, End of Period	$9.85	$10.00	$10.25	$10.52
Total Return[3]	1.28%	(0.86)%	(1.48)%	5.20%
Ratios to Average Net Assets:
Net expenses	1.35%	1.35%[4]	1.35%[4]	1.35%[5]
Net investment income (loss)	(0.36)%	0.82%	3.10%	3.38%[5]
Expense waiver/reimbursement[6]	1.31%	1.41%	5.06%	9.89%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$12,096	$15,453	$4,362	$4,698
Portfolio turnover	174%	208%	154%	15%
1	Reflects operations for the period from March 31, 2006 (date of initial investment) to December 31, 2006.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.35% and 1.35% for the years ended December 31, 2008 and 2007, respectively, after taking into account these expense reductions.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    1

    Shareholder Expense Example (unaudited)

    As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

    ACTUAL EXPENSES

    The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1]
Actual	$1,000	$946.20	$6.62
Hypothetical (assuming a 5% returnbefore expenses)	$1,000	$1,018.40	$6.87
1	Expenses are equal to the Fund's annualized net expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
    Annual Shareholder Report
    2

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

    Management's Discussion of Fund Performance (unaudited)

    The Fund's total return, based on net asset value, for the 12-month reporting period ended December 31, 2009, was 1.28%. The total return for the Fund's market benchmark of 70% Russell 3000® Value Index/30% Merrill Lynch 91-Day Treasury Bill Index1 was 14.39% for the reporting period. The Fund's total return reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of the index.

    Market Overview

    The reporting period was a tale of two markets. It started with global economies falling further into recession. Equity markets hit record high levels of volatility and suffered significant losses. In response, governments around the world coordinated efforts on interest rate cuts and implemented a variety of capital- and financial-guarantee programs aimed at restoring the functioning of credit markets. The Federal Reserve Board, for example, lowered the federal funds target rate to a historic low, a range between 0% and 0.25%. The stock market bottomed in early March.

    The second part of the year featured an extraordinarily strong rally in stock prices. The Standard & Poor's 500 Index (S&P 500 Index)2 rallied 69% from the early March low to its high late in the year. The S&P 500 Index ended the entire reporting period with a return of 26.46%.

    Fund Performance

    After the initial equity market collapse, valuations on stocks appeared much more compelling, and the Fund's managers substantially increased the Fund's equity holdings. This increased exposure to the stock market generated solid gains for the portfolio.

    As the sharp rebound in stock prices advanced later in the fiscal year, the Fund's managers reduced the Fund's net exposure to the stock market and eventually took a net short position around the middle of the fiscal year, in anticipation of a decline in stock prices.3 The rationale for the strategy shift was that the history of stock market bubbles, and of stock market valuations in general, supported a highly risk-averse strategy. With economic and financial conditions still precarious in Fund management's assessment, there was substantial fundamental support for this strategy. Since stock prices continued to rise sharply into the end of the fiscal year, however, this negative (short) position relative to stock prices resulted in losses to the portfolio.

    Among the Fund's equity sector returns, virtually all had positive returns for the fiscal year. Energy stocks were the strongest performing sector for the Fund. Energy stocks rebounded sharply as the price of oil rebounded off of its lows. Materials and gold stocks4 also were especially strong, as they rebounded significantly from their lows after the commodity bubble popped in the fall of 2008. Currency forward contracts also added to the Fund's returns, while put options5 and U.S. Treasuries resulted in losses.

1	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The Merrill Lynch 91 Day Treasury Bill Index measures the return on U.S. Treasury Bills maturing in 90 days. Indexes are unmanaged and it is not possible to invest directly in an index.
2	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.
3	The Fund may make short sales of securities, which involves unlimited risk, including the possibility that losses may exceed the original amount invested.
4	Investments in gold and precious metals may be subject to additional risks.
5	Investments in put options may be subject to additional risks.
    Annual Shareholder Report
    3

    GROWTH OF A $10,000 INVESTED IN FEDERATED MARKET OPPORTUNITY FUND II

    The graph below illustrates the hypothetical investment of $10,0001 in the Federated Market Opportunity Fund II (the “Fund”) from March 31, 2006 (start of performance) to December 31, 2009, compared to the Russell 3000 Value Index (R3000V)2 and the blended benchmark, consisting of 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%R3000V/30%ML91DTB).2

Average Annual Total Return for the Period Ended 12/31/2009
1 Year	1.28%
Start of Performance (3/31/2006)	1.07%

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The R3000V and the 70%R3000V/30%ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The R3000V measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The ML91DTB measures the return on U.S. Treasury Bills maturing in 90 days. The R3000V and the 70%R3000V/30%ML91DTB are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged, and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
    Annual Shareholder Report
    4

    Portfolio of Investments Summary Table (unaudited)

    At December 31, 2009, the Fund's portfolio composition1 was as follows:

Security Type	Percentage of Total Net Assets
International Equity	21.9%
U.S. Equity	16.0%
Put Options	3.4%
U.S. Fixed-Income Securities	3.4%
Other Securities[2]	8.4%
Derivative Contracts[3]	(0.4)%
Cash Equivalents[4]	48.3%
Other Assets and Liabilities — Net[5]	(1.0)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Other Securities types include an exchange-traded fund and a closed-end fund.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
    Annual Shareholder Report
    5

    Portfolio of Investments

    December 31, 2009

Principal Amount or Shares			Value
		COMMON STOCKS – 37.9%
		Consumer Discretionary – 2.0%
5,600		Greek Organization of Football Prognostics	122,596
2,500		Sankyo Co. Ltd.	124,536
		TOTAL	247,132
		Consumer Staples – 5.9%
3,300		Archer-Daniels-Midland Co.	103,323
4,100	[1]	BJ's Wholesale Club, Inc.	134,111
2,100		Bunge Ltd.	134,043
2,600		Familymart Co.	76,626
2,700		Lawson, Inc.	118,948
7,200		Seven & I Holdings Co. Ltd.	146,139
		TOTAL	713,190
		Energy – 8.8%
3,200		Baker Hughes, Inc.	129,536
3,400		ENSCO International, Inc., ADR	135,796
7,200		Enerplus Resources Fund	165,312
2,400		Noble Corp.	97,680
5,300		Patterson-UTI Energy, Inc.	81,355
7,600		Rowan Cos., Inc.	172,064
2,600		Tidewater, Inc.	124,670
3,800	[1]	Unit Corp.	161,500
		TOTAL	1,067,913
		Health Care – 10.1%
2,400	[1]	Biogen Idec, Inc.	128,400
5,000		Bristol-Myers Squibb Co.	126,250
2,800	[1]	Cephalon, Inc.	174,748
2,900	[1]	Genzyme Corp.	142,129
3,400	[1]	Gilead Sciences, Inc.	147,152
7,300		Pharmaceutical Product Development, Inc.	171,112
8,000		Takeda Pharmaceutical Co. Ltd.	328,445
		TOTAL	1,218,236
		Industrials – 0.7%
1,900		Secom Co. Ltd.	89,870
		Information Technology – 2.0%
1,000		Nintendo Corp. Ltd.	237,066
		Materials – 5.5%
4,800		Barrick Gold Corp.	189,024
1,900		Goldcorp, Inc., Class A	74,746
12,500		Kinross Gold Corp.	230,000
3,200	[1]	Pan American Silver Corp.	76,192
8,100		Yamana Gold, Inc.	92,178
		TOTAL	662,140
		Telecommunication Services – 2.9%
252		NTT DoCoMo, Inc.	351,041
		TOTAL COMMON STOCKS (IDENTIFIED COST $4,061,156)	4,586,588
    Annual Shareholder Report
    6

Principal Amount or Shares			Value
		Purchased Put Options – 3.4%
563	[1]	Consumer Discretionary Select Sector SPDR Fund, Strike Price $30, Expiration Date 1/16/2010	30,965
150	[1]	Consumer Discretionary Select Sector SPDR Fund, Strike Price $34, Expiration Date 3/20/2010	65,250
96	[1]	iShares MSCI Emerging Market, Strike Price $47, Expiration Date 3/20/2010	57,600
107	[1]	iShares Russell 2000 Index Fund, Strike Price $66, Expiration Date 1/16/2010	36,915
44	[1]	Midcap SPDR Trust Series 1, Strike Price $135, Expiration Date 1/16/2010	17,380
40	[1]	Midcap SPDR Trust Series 1, Strike Price $146, Expiration Date 3/20/2010	61,400
311	[1]	Powershares QQQ NASDAQ 100 Shares, Strike Price $45, Expiration Date 1/16/2010	12,129
120	[1]	Powershares QQQ NASDAQ 100 Shares, Strike Price $51, Expiration Date 3/20/2010	63,660
50	[1]	S&P Depositary Receipts Trust, Strike Price $124, Expiration Date 3/20/2010	65,125
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $883,516)	410,424
		U.S. Treasury – 3.4%
		U.S. Treasury Bond – 3.4%
$500,000		United States Treasury Bond, 3.50%, 2/15/2039 (IDENTIFIED COST $467,813)	410,234
		Closed-End Fund – 3.4%
29,500	[1]	Central Fund of Canada Ltd. (IDENTIFIED COST $335,419)	406,510
		EXCHANGE-TRADED FUND – 5.0%
23,000	[1]	PowerShares DB Agriculture Fund (IDENTIFIED COST $580,254)	608,120
		Repurchase Agreements – 48.3%
3,000,000		Interest in $5,371,000,000 joint repurchase agreement 0.00001%, dated 12/31/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $5,371,000,006 on 1/4/2010. The securities provided as collateral at the end of the period were U.S. Treasury securities with various maturities to 8/15/2019 and the market value of those underlying securities was $5,478,420,099.	3,000,000
2,845,000		Interest in $1,500,000,000 joint repurchase agreement 0.01%, dated 12/31/2009 under which Citigroup Global Markets, Inc. will repurchase securities provided as collateral for $1,500,001,667 on 1/4/2010. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 8/1/2048 and the market value of those underlying securities was $1,530,001,700.	2,845,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	5,845,000
		TOTAL INVESTMENTS — 101.4% (IDENTIFIED COST $12,173,158)[2]	12,266,876
		OTHER ASSETS AND LIABILITIES - NET — (1.4)%[3]	(170,883)
		TOTAL NET ASSETS — 100%	$12,095,993
    Annual Shareholder Report
    7

      At December 31, 2009, the Fund had the following outstanding foreign exchange contracts as follows:
Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
4/5/2010	1,002,968 Canadian Dollar	$960,909	$(1,930)
4/6/2010	219,000 Canadian Dollar	1,189,608 Norwegian Krone	$1,763
4/6/2010	1,191,513 Norwegian Krone	219,000 Canadian Dollar	$(1,356)
4/8/2010	288,473 Singapore Dollar	210,802 Swiss Franc	$432
Contracts Sold:
1/4/2010	176,907 Japanese Yen	$1,927	$28
3/8/2010	560,000 Australian Dollar	$511,823	$11,997
3/8/2010	715,000 New Zealand Dollar	$515,873	$(1,015)
4/5/2010	1,002,968 Canadian Dollar	$930,224	$(28,755)
4/5/2010	1,193,015 Canadian Dollar	$1,107,063	$(33,629)
4/6/2010	219,000 Canadian Dollar	1,191,513 Norwegian Krone	$(3,112)
4/6/2010	1,189,608 Norwegian Krone	219,000 Canadian Dollar	$3,033
4/8/2010	210,802 Swiss Franc	288,473 Singapore Dollar	$816
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$(51,728)
      Net Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities — Net.”
      Note: The categories of investments are shown as a percentage of total net assets at December 31, 2009.
      Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
      Level 1 — quoted prices in active markets for identical securities
      Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
      Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
      The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
      The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$1,930,393	$ —	$ —	$1,930,393
International	1,060,928	1,595,267	—	2,656,195
Purchase Put Options	410,424	—	—	410,424
Debt Securities:
U.S. Treasury	—	410,234	—	410,234
Closed-End Fund	406,510	—	—	406,510
Exchange-Traded Fund	608,120	—	—	608,120
Repurchase Agreements	—	5,845,000	—	5,845,000
TOTAL SECURITIES	$4,416,375	$7,850,501	$ —	$12,266,876
OTHER FINANCIAL INSTRUMENTS*	$28	$(51,756)	$ —	$(51,728)
*	Other financial instruments include foreign exchange contracts.
      The following acronym is used throughout this portfolio:
      ADR — American Depositary Receipt
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    8

    Statement of Assets and Liabilities

    December 31, 2009

Assets:
Investments in repurchase agreements	$5,845,000
Investments in securities	6,421,876
Total investments in securities, at value (identified cost $12,173,158)		$12,266,876
Cash		130
Income receivable		9,334
Receivable for foreign exchange contracts		18,069
TOTAL ASSETS		12,294,409
Liabilities:
Payable for investments purchased	$56,720
Payable for shares redeemed	16,694
Payable for foreign exchange contracts	69,797
Bank overdraft denominated in foreign currencies (identified cost $7,050)	7,026
Payable for Directors'/Trustees' fees	239
Payable for auditing fees	27,250
Payable for portfolio accounting fees	10,653
Payable for distribution services fee (Note 5)	2,661
Accrued expenses	7,376
TOTAL LIABILITIES		198,416
Net assets for 1,228,238 shares outstanding		$12,095,993
Net Assets Consist of:
Paid-in capital		$14,193,902
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		42,009
Accumulated net realized loss on investments, short sales, written options and foreign currency transactions		(2,446,813)
Undistributed net investment income		306,895
TOTAL NET ASSETS		$12,095,993
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($12,095,993 ÷ 1,228,238 shares outstanding), no par value, unlimited shares authorized		$9.85
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    9

    Statement of Operations

    Year Ended December 31, 2009

Investment Income:
Interest			$49,063
Dividends (net of foreign taxes withheld of $9,127)			117,441
TOTAL INCOME			166,504
Expenses:
Investment adviser fee (Note 5)		$125,365
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		12,466
Transfer and dividend disbursing agent fees and expenses		15,303
Directors'/Trustees' fees		1,201
Auditing fees		27,250
Legal fees		5,095
Portfolio accounting fees		50,081
Distribution services fee (Note 5)		41,789
Printing and postage		12,421
Insurance premiums		4,087
Miscellaneous		800
TOTAL EXPENSES		445,858
Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	$(125,365)
Waiver of administrative personnel and services fee	(24,832)
Reimbursement of other operating expenses	(69,184)
TOTAL WAIVERS AND REIMBURSEMENT		(219,381)
Net expenses			226,477
Net investment income (loss)			(59,973)
Realized and Unrealized Gain (Loss) on Investments, Short Sales and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(1,997,189)
Net realized loss on short sales			(29,782)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			2,284,829
Net realized and unrealized gain on investments, short sales and foreign currency transactions			257,858
Change in net assets resulting from operations			$197,885
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    10

    Statement of Changes in Net Assets

Year Ended December 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(59,973)	$136,687
Net realized gain (loss) on investments, short sales, written options and foreign currency transactions	(2,026,971)	586,829
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	2,284,829	(2,190,848)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	197,885	(1,467,332)
Distributions to Shareholders:
Distributions from net investment income	(271,443)	(207,348)
Distributions from net realized gain on investments, written options and foreign currency transactions	(275,503)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(546,946)	(207,348)
Share Transactions:
Proceeds from sale of shares	13,005,694	33,692,920
Net asset value of shares issued to shareholders in payment of distributions declared	546,946	207,348
Cost of shares redeemed	(16,560,235)	(21,135,409)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,007,595)	12,764,859
Change in net assets	(3,356,656)	11,090,179
Net Assets:
Beginning of period	15,452,649	4,362,470
End of period (including undistributed net investment income of $306,895 and $255,373, respectively)	$12,095,993	$15,452,649
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    11

    Notes to Financial Statements

    December 31, 2009

    1. ORGANIZATION

    Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Market Opportunity Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide moderate capital appreciation and high current income.

    2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

    Investment Valuation

    In calculating its net asset value (NAV), the Fund generally values investments as follows:

      Equity securities (including shares of exchange-traded funds) listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
      Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
      Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
      Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
      Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
      Shares of other mutual funds are valued based upon their reported NAVs.

    If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

    Fair Valuation and Significant Events Procedures

    The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

    The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

      With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
      With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
      Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
      Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

    The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

    Annual Shareholder Report
    12

    Repurchase Agreements

    It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

    With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

    The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

    Investment Income, Expenses and Distributions

    Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value

    Premium and Discount Amortization

    All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

    Federal Taxes

    It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

    The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

    When-Issued and Delayed Delivery Transactions

    The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

    Foreign Exchange Contracts

    The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

    Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

    Foreign Currency Translation

    The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

    Annual Shareholder Report
    13

    Short Sales

    The Fund may sell a security short in an effort to take advantage of an anticipated decline in the price of the security. In a short sale, the Fund sells a security it does not own, and must borrow the security in order to replace the borrowed security. If the Fund can buy the security back at a lower price than it sold it for, a gain is realized. If the Fund has to buy the security back at a higher price, a loss is realized. For the year ended December 31, 2009, the Fund had a net realized loss on short sales of $29,782.

    Option Contracts

    The Fund may buy or sell put and call options to hedge and asset allocation purposes. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

    Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments ASC Topic 815
Foreign exchange contracts	Receivable for foreign exchange contracts	$18,069	Payable for foreign exchange contracts	$69,797
Equity contracts	Total investments in securities, at value	$410,424		$ —
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$428,493		$69,797

    The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Forward Currency Contracts	Options Purchased	Total
Foreign exchange contracts	$(1,171)	$ —	$(1,171)
Equity contracts	$ —	$(3,418,512)	$(3,418,512)
Total	$(1,171)	$(3,418,512)	$(3,419,683)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Forward Currency Contracts	Options Purchased	Total
Foreign exchange contracts	$(67,662)	$ —	$(67,662)
Equity contracts	$ —	$(472,942)	$(472,942)
Total	$(67,662)	$(472,942)	$(540,604)

    Other

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

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    14

    3. SHARES OF BENEFICIAL INTEREST

    The following table summarizes share activity:

Year Ended December 31	2009	2008
Shares sold	1,272,573	3,249,775
Shares issued to shareholders in payment of distributions declared	52,743	19,842
Shares redeemed	(1,642,525)	(2,149,699)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(317,209)	1,119,918

    4. FEDERAL TAX INFORMATION

    The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions and discount accretion/premium amortization on debt securities.

    For the year ended December 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$382,938	$(382,938)

    Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

    The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income[1]	$546,946	$207,348
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

    As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$324,983
Net unrealized depreciation	$(5,963)
Capital loss carryforwards	$(2,416,929)

    The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

    At December 31, 2009, the cost of investments for federal tax purposes was $12,274,132. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency commitments was $7,256. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $650,590 and net unrealized depreciation from investments for those securities having an excess of cost over value of $657,846.

    At December 31, 2009, the Fund had a capital loss carryforward of $2,416,929 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2017.

    5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Adviser Fee

    Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended December 31, 2009, the Adviser voluntarily waived $125,365 of its fee and voluntarily reimbursed $69,184 of other operating expenses.

    Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2009, the Sub-Adviser earned a fee of $9,097.

    Annual Shareholder Report
    15

    Administrative Fee

    Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

    The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, FAS waived $24,832 of its fee. The net fee paid to FAS was 0.749% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

    Distribution Services Fee

    The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2009, FSC did not retain any fees paid by the Fund.

    Interfund Transactions

    During the year ended December 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $17,385 and $23,342, respectively.

    General

    Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

    6. Investment TRANSACTIONS

    Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended December 31, 2009, were as follows:

Purchases	$15,796,754
Sales	$25,146,863

    7. LINE OF CREDIT

    The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the Fund did not utilize the LOC.

    8. INTERFUND LENDING

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the program was not utilized.

    9. Legal Proceedings

    Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (NYAG), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as Annual Shareholder Report
    16

    defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

    10. Subsequent events

    On August 14, 2009, the Trustees of Federal Insurance Series approved a Plan of Liquidation for the Fund pursuant to which the Fund is scheduled to be liquidated on or about March 12, 2010.

    Management has evaluated subsequent events through February 22, 2010, the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

    11. FEDERAL TAX INFORMATION (UNAUDITED)

    Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2009, 7.45% qualify for the dividend received deduction available to corporate shareholders.

    Annual Shareholder Report
    17

    Report of Independent Registered Public Accounting Firm

    TO THE BOARD OF TRUSTEES OF Federated insurance series AND SHAREHOLDERS OF FEDERATED market opportunity fund ii:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Market Opportunity Fund II (the “Fund”), a portfolio of Federated Insurance Series as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Market Opportunity Fund II as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

    Boston, Massachusetts
    February 22, 2010

    Annual Shareholder Report
    18

    Board of Trustees and Trust Officers

    The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

    Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

    INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
    Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
    Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
    Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
    Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
    Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
    Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
    Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
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    OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

    21

    Evaluation and Approval of Advisory Contract - May 2009

    Federated Market Opportunity Fund II (the “Fund”)

    The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2009. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

    In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

    During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

    The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

    Annual Shareholder Report
    22

    With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

    The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

    The Fund's performance was above the median of the relevant peer group for the one-year period covered by the report.

    The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

    Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

    The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

    The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

    It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

    The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees Annual Shareholder Report
    23

    paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

    In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

    The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

    Annual Shareholder Report
    24

    Voting Proxies on Fund Portfolio Securities

    A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

    Quarterly Portfolio Schedule

    The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

    Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

    This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

    Federated Market Opportunity Fund II
    Federated Investors Funds
    4000 Ericsson Drive
    Warrendale, PA 15086-7561

    Contact us at FederatedInvestors.com
    or call 1-800-341-7400.

    Federated Securities Corp., Distributor

    Cusip 313916769

    36187 (2/10)

    Federated is a registered mark of Federated Investors, Inc.
    2010 Federated Investors, Inc.

    Federated Mid Cap Growth Strategies Fund II

    A Portfolio of Federated Insurance Series

    ANNUAL SHAREHOLDER REPORT

    December 31, 2009

    FINANCIAL HIGHLIGHTS
    SHAREHOLDER EXPENSE EXAMPLE
    MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
    PORTFOLIO OF INVESTMENTS SUMMARY TABLE
    PORTFOLIO OF INVESTMENTS
    STATEMENT OF ASSETS AND LIABILITIES
    STATEMENT OF OPERATIONS
    STATEMENT OF CHANGES IN NET ASSETS
    NOTES TO FINANCIAL STATEMENTS
    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    BOARD OF TRUSTEES AND TRUST OFFICERS
    EVALUATION AND APPROVAL OF ADVISORY CONTRACT
    VOTING PROXIES ON FUND PORTFOLIO SECURITIES
    QUARTERLY PORTFOLIO SCHEDULE

    Financial Highlights

    (For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$12.74	$30.26	$25.64	$23.69	$21.02
Income From Investment Operations:
Net investment income (loss)	(0.02)[2]	(0.07)[2]	(0.18)[2]	(0.14)[2]	—
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.92	(10.47)	4.80	2.09	2.67
TOTAL FROM INVESTMENT OPERATIONS	3.90	(10.54)	4.62	1.95	2.67
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	—	(6.98)	—	—	—
Net Asset Value, End of Period	$16.64	$12.74	$30.26	$25.64	$23.69
Total Return[3]	30.61%	(43.49)%	18.02%	8.23%	12.70%
Ratios to Average Net Assets:
Net expenses	1.28%[4]	1.28%[4]	1.28%[4]	1.27%[4]	1.22%[4]
Net investment loss	(0.17)%	(0.34)%	(0.64)%	(0.56)%	(0.49)%
Expense waiver/reimbursement[5]	1.25%	0.54%	0.11%	0.04%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$17,573	$16,922	$40,258	$46,134	$56,879
Portfolio turnover	196%	216%	119%	116%	132%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.24%, 1.27%, 1.28%, 1.26% and 1.20% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment loss ratios shown above.
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    1

    Shareholder Expense Example (unaudited)

    As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

    ACTUAL EXPENSES

    The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1]
Actual	$1,000	$1,181.00	$7.04
Hypothetical (assuming a 5% returnbefore expenses)	$1,000	$1,018.75	$6.51
1	Expenses are equal to the Fund's annualized net expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
    Annual Shareholder Report
    2

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

    Management's Discussion of Fund Performance (Unaudited)

    The Fund's total return, based on net asset value, for the fiscal year ended December 31, 2009 was 30.61%. The total return of the Russell Midcap Growth® Index1 (RMGI) was 46.29% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the RMGI.

    MARKET OVERVIEW

    Midcap growth stocks performed strongly for the reporting period relative to value stocks and the aggregate market. The RMGI exceeded that of the Russell Midcap Value® Index2 which had a total return of 34.21% and the Standard & Poor's 500 Index3 which had a total return of 26.46%.

    The most significant issues during the reporting period were the sharp declines in worldwide economic activity followed by unprecedented global economic stimulus.

    FUND PERFORMANCE

    The Fund's performance, compared to the RMGI, benefited from its stock selection and overweight position in the Materials sector relative the Materials holdings in the RMGI. Individual stocks contributing to the Fund's performance cut across a variety of sectors and included Lubrizol Corp. (averaged 1.84% of net assets), a lubricant additive company, which gained 106% during the reporting period; Cognizant Technology (averaged 1.45% of net assets), a provider of custom information technology services, which gained 151% during the reporting period; and Precision Castparts (averaged 1.69% of net assets), a manufacturer of complex metal components, which rose 86%.

    The fund's relative underperformance compared to he RMGI resulted primarily from its stock selection in the Health Care sector. Specific fund holdings that detracted from Fund performance included Cephalon (averaged 1.35% of net assets), a manufacturer of biopharmaceuticals; Shire Pharmaceuticals. (averaged 0.44% of net assets); and Penn Virginia Corp.(averaged 0.57% of net assets), which engages in the exploration for and the production of oil and natural gas.

1	Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Stocks in the Russell Midcap® Growth Index are also members of the Russell 1000® Growth Index. Investments cannot be made directly in an index.
2	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Stocks in the Russell Midcap® Value Index are also members of the Russell 1000 Value index. Investments cannot be made directly in an index.
3	S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.
    Annual Shareholder Report
    3

    GROWTH OF $10,000 INVESTED IN FEDERATED MID CAP GROWTH STRATEGIES FUND II

    The graph below illustrates the hypothetical investment of $10,0001 in the Federated Mid Cap Growth Strategies Fund II (the “Fund”) from December 31, 1999 to December 31, 2009 compared to the Russell MidCap Growth Index (RMGI).2

Average Annual Total Returns for the Period Ended 12/31/2009
1 Year	30.61%
5 Years	1.22%
10 Years	-2.37%

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The RMGI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
    Annual Shareholder Report
    4

    Portfolio of Investments Summary Table (unaudited)

    At December 31, 2009, the Fund's sector composition1 was as follows:

Sector Composition	Percentage of Total Net Assets
Information Technology	25.7%
Consumer Discretionary	17.8%
Health Care	13.2%
Industrials	13.0%
Materials	7.8%
Energy	6.4%
Financials	5.9%
Consumer Staples	3.7%
Telecommunication Services	1.3%
Utilities	0.4%
Other Securities[2]	2.6%
Cash Equivalents[3]	0.8%
Other Assets and Liabilities — Net[4]	1.4%
TOTAL	100.0%
1	Except for Other Securities, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.
2	Other Securities include exchange-traded mutual funds.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
    Annual Shareholder Report
    5

    Portfolio of Investments

    December 31, 2009

Shares or Principal Amount			Value
		COMMON STOCKS – 95.2%
		Consumer Discretionary – 17.8%
8,200	[1]	Bed Bath & Beyond, Inc.	316,766
5,000		BorgWarner, Inc.	166,100
9,600		CBS Corp. (New), Class B	134,880
11,600	[1]	Coach, Inc.	423,748
3,200		Darden Restaurants, Inc.	112,224
2,500		Dollar General Corp.	56,075
5,800	[1]	Gymboree Corp.	252,242
5,900	[1]	Kohl's Corp.	318,187
4,200	[1]	Lamar Advertising Co.	130,578
2,700		Magna International, Inc., Class A	136,566
4,100		Nordstrom, Inc.	154,078
2,500		Penney (J.C.) Co., Inc.	66,525
200	[1]	Priceline.com, Inc.	43,700
3,208		Scripps Networks Interactive	133,132
3,600		Starwood Hotels & Resorts Worldwide, Inc.	131,652
9,000		TJX Cos., Inc.	328,950
2,100		Tiffany & Co.	90,300
13,566		Wendy's / Arby's Group, Inc.	63,624
1,800		Yum! Brands, Inc.	62,946
		TOTAL	3,122,273
		Consumer Staples – 3.7%
11,500		Avon Products, Inc.	362,250
2,700		Clorox Co.	164,700
3,000		H.J. Heinz Co.	128,280
		TOTAL	655,230
		Energy – 6.4%
19,500	[1]	Advantage Oil & Gas Ltd.	127,140
4,804	[1]	Alpha Natural Resources, Inc.	208,398
3,000	[1]	Atlas Energy, Inc.	90,510
2,500	[1]	Cameron International Corp.	104,500
3,000	[1]	Concho Resources, Inc.	134,700
4,694	[1]	Petrohawk Energy Corp.	112,609
3,100		Smith International, Inc.	84,227
2,000	[1]	Southwestern Energy Co.	96,400
2,400	[1]	Whiting Petroleum Corp.	171,480
		TOTAL	1,129,964
		Financials – 5.9%
6,400		Annaly Capital Management, Inc.	111,040
1,000		Greenhill & Co., Inc.	80,240
1,200	[1]	InterContinentalExchange, Inc.	134,760
12,635		Invesco Ltd.	296,796
4,900		Lazard Ltd., Class A	186,053
4,100		T. Rowe Price Group, Inc.	218,325
		TOTAL	1,027,214
		Health Care – 13.2%
1,000		Bard (C.R.), Inc.	77,900
    Annual Shareholder Report
    6

Shares or Principal Amount			Value
2,300	[1]	Cephalon, Inc.	143,543
3,800	[1]	Community Health Systems, Inc.	135,280
1,600	[1]	Edwards Lifesciences Corp.	138,960
2,400	[1]	Forest Laboratories, Inc., Class A	77,064
1,500	[1]	Gilead Sciences, Inc.	64,920
18,900	[1]	Health Management Association, Class A	137,403
3,900	[1]	Human Genome Sciences, Inc.	119,340
2,231		Life Technologies, Inc.	116,525
3,100	[1]	Medco Health Solutions, Inc.	198,121
1,808		Medivation, Inc.	68,071
12,500	[1]	Momenta Pharmaceuticals, Inc.	157,625
500	[1]	OSI Pharmaceuticals, Inc.	15,515
7,200	[1]	Regeneron Pharmaceuticals, Inc.	174,096
10,600	[1]	Seattle Genetics, Inc.	107,696
3,000	[1]	St. Jude Medical, Inc.	110,340
4,900	[1]	Talecris Biotherapeutics Holdings Corp.	109,123
1,900		UnitedHealth Group, Inc.	57,912
4,600	[1]	Vertex Pharmaceuticals, Inc.	197,110
1,000	[1]	Wellpoint, Inc.	58,290
3,200	[1]	Xenoport, Inc.	59,392
		TOTAL	2,324,226
		Industrials – 13.0%
6,600		AMETEK, Inc.	252,384
3,000		C.H. Robinson Worldwide, Inc.	176,190
3,258		Con-way, Inc.	113,737
4,700	[1]	Continental Airlines, Inc., Class B	84,224
5,100		Expeditors International Washington, Inc.	177,123
1,400		Flowserve Corp.	132,342
3,800		Fluor Corp.	171,152
5,900	[1]	Foster Wheeler AG	173,696
3,500	[1]	Genesee & Wyoming, Inc., Class A	114,240
1,900		Harsco Corp.	61,237
4,200		Kennametal, Inc.	108,864
3,000		Precision Castparts Corp.	331,050
5,000		Roper Industries, Inc.	261,850
2,400		SPX Corp.	131,280
		TOTAL	2,289,369
		Information Technology – 25.7%
9,500	[1]	Activision Blizzard, Inc.	105,545
5,200	[1]	Agilent Technologies, Inc.	161,564
14,100		Altera Corp.	319,083
5,500	[1]	Amdocs Ltd.	156,915
6,600		Analog Devices, Inc.	208,428
2,100	[1]	Ansys, Inc.	91,266
900	[1]	Apple, Inc.	189,774
2,600	[1]	BMC Software, Inc.	104,260
14,100	[1]	Broadcom Corp.	443,445
4,600	[1]	Citrix Systems, Inc.	191,406
5,700	[1]	Cognizant Technology Solutions Corp.	258,210
    Annual Shareholder Report
    7

Shares or Principal Amount			Value
7,000	[1]	FLIR Systems, Inc.	229,040
4,400	[1]	Gartner Group, Inc., Class A	79,376
2,300		Global Payments, Inc.	123,878
12,600	[1]	Juniper Networks, Inc.	336,042
6,300		Linear Technology Corp.	192,402
11,600	[1]	Marvell Technology Group Ltd.	240,700
4,300	[1]	McAfee, Inc.	174,451
14,800	[1]	NVIDIA Corp.	276,464
3,100	[1]	NetApp, Inc.	106,609
6,000		Seagate Technology Holdings	109,140
2,300	[1]	Tech Data Corp.	107,318
6,500		Western Union Co.	122,525
7,600		Xilinx, Inc.	190,456
		TOTAL	4,518,297
		Materials – 7.8%
5,330		Cliffs Natural Resources, Inc.	245,660
6,800	[1]	Crown Holdings, Inc.	173,944
4,900		Lubrizol Corp.	357,455
3,300		Newmont Mining Corp.	156,123
8,800	[1]	Thompson Creek Metals Co., Inc.	103,136
2,300		United States Steel Corp.	126,776
6,900		Vale SA, ADR	200,307
		TOTAL	1,363,401
		Telecommunication Services – 1.3%
5,900	[1]	Crown Castle International Corp.	230,336
		Utilities – 0.4%
2,600		Atmos Energy Corp.	76,440
		TOTAL COMMON STOCKS (IDENTIFIED COST $13,523,466)	16,736,750
		EXCHANGE-TRADED MUTUAL FUNDS – 2.6%
		Diversified Financials – 2.6%
5,443		iShares MSCI Emerging Market Fund	225,885
4,668		iShares S&P Latin American 40 Index Fund	223,177
		TOTAL EXCHANGE-TRADED MUTUAL FUNDS (IDENTIFIED COST $337,781)	449,062
		Repurchase Agreement – 0.8%
$138,000		Interest in $5,371,000,000 joint repurchase agreement 0.00001%, dated 12/31/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $5,371,000,006 on 1/4/2010. The securities provided as collateral at the end of the period were U.S Treasury securities with various maturities to 8/15/2019 and the market value of those underlying securities was $5,478,420,099. (AT COST)	138,000
		TOTAL INVESTMENTS — 98.6% (IDENTIFIED COST $13,999,247)[2]	17,323,812
		OTHER ASSETS AND LIABILITIES - NET — 1.4%[3]	249,596
		TOTAL NET ASSETS — 100%	$17,573,408
1	Non-income producing security.
2	The cost of investments for federal tax purposes amounts to $14,512,299.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
      Note: The categories of investments are shown as a percentage of total net assets at December 31, 2009.
    Annual Shareholder Report
    8

      Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
      Level 1 — quoted prices in active markets for identical securities
      Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
      Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
      The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
      The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$15,163,216	$ —	$ —	$15,163,216
International	1,573,534	—	—	1,573,534
Exchange-Traded Mutual Funds	449,062	—	—	449,062
Repurchase Agreement	—	138,000	—	138,000
TOTAL SECURITIES	$17,185,812	$138,000	$ —	$17,323,812
      The following acronym is used throughout this portfolio:
      ADR — American Depositary Receipt
      See Notes which are an integral part of the Financial Statements.
    Annual Shareholder Report
    9

    Statement of Assets and Liabilities

    December 31, 2009

Assets:
Total investments in securities, at value (identified cost $13,999,247)		$17,323,812
Cash		232
Income receivable		9,779
Receivable for investments sold		1,503,963
Receivable for shares sold		13,039
TOTAL ASSETS		18,850,825
Liabilities:
Payable for investments purchased	$1,250,009
Payable for shares redeemed	8,381
Payable for Directors'/Trustees' fees	309
Accrued expenses	18,718
TOTAL LIABILITIES		1,277,417
Net assets for 1,055,959 shares outstanding		$17,573,408
Net Assets Consist of:
Paid-in capital		$21,194,924
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		3,324,565
Accumulated net realized loss on investments and foreign currency transactions		(6,946,081)
TOTAL NET ASSETS		$17,573,408
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$17,573,408 ÷ 1,055,959 shares outstanding, no par value, unlimited shares authorized		$16.64
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    10

    Statement of Operations

    Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes withheld of $561)			$174,797
Interest (including income on securities loaned of $1,618)			2,202
TOTAL INCOME			176,999
Expenses:
Investment adviser fee (Note 5)		$124,282
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		16,333
Transfer and dividend disbursing agent fees and expenses		15,399
Directors'/Trustees' fees		1,111
Auditing fees		24,501
Legal fees		4,811
Portfolio accounting fees		51,767
Printing and postage		15,832
Insurance premiums		3,976
Miscellaneous		5,097
TOTAL EXPENSES		413,109
Waivers, Reimbursement and Reduction:
Waiver of investment adviser fee (Note 5)	$(124,282)
Waiver of administrative personnel and services fee (Note 5)	(24,833)
Reimbursement of other operating expenses (Note 5)	(51,074)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(7,584)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		(207,773)
Net expenses			205,336
Net investment income (loss)			(28,337)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(1,040,532)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			5,471,128
Net realized and unrealized gain on investments and foreign currency transactions			4,430,596
Change in net assets resulting from operations			$4,402,259
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    11

    Statement of Changes in Net Assets

Year Ended December 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(28,337)	$(100,068)
Net realized loss on investments and foreign currency transactions	(1,040,532)	(5,822,469)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	5,471,128	(8,470,551)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,402,259	(14,393,088)
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions	—	(8,545,251)
Share Transactions:
Proceeds from sale of shares	909,602	1,101,106
Net asset value of shares issued to shareholders in payment of distributions declared	—	8,545,251
Cost of shares redeemed	(4,660,649)	(10,043,871)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,751,047)	(397,514)
Change in net assets	651,212	(23,335,853)
Net Assets:
Beginning of period	16,922,196	40,258,049
End of period	$17,573,408	$16,922,196
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    12

    Notes to Financial Statements

    December 31, 2009

    1. ORGANIZATION

    Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Mid Cap Growth Strategies Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.

    2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

    Investment Valuation

    In calculating its net asset value (NAV), the Fund generally values investments as follows:

      Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
      Shares of other mutual funds are valued based upon their reported NAVs.
      Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
      Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
      Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
      Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

    If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

    Fair Valuation and Significant Events Procedures

    The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

    The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

      With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
      With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
      Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
      Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

    The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

    Annual Shareholder Report
    13

    Repurchase Agreements

    It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

    With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

    The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

    Investment Income, Expenses and Distributions

    Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

    Premium and Discount Amortization

    All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

    Federal Taxes

    It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

    The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

    When-Issued and Delayed Delivery Transactions

    The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

    Foreign Exchange Contracts

    The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

    At December 31, 2009, the Fund had no outstanding foreign exchange contracts.

    Foreign Currency Translation

    The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

    Annual Shareholder Report
    14

    Securities Lending

    The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

    As of December 31, 2009, the Fund had no outstanding securities on loan.

    Other

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

    3. SHARES OF BENEFICIAL INTEREST

    The following table summarizes share activity:

Year Ended December 31	2009	2008
Shares sold	64,475	55,630
Shares issued to shareholders in payment of distributions declared	—	419,090
Shares redeemed	(337,075)	(476,683)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(272,600)	(1,963)

    4. FEDERAL TAX INFORMATION

    The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions and net operating loss.

    For the year ended December 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(30,813)	$28,337	$2,476

    Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

    The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income[1]	$ —	$1,481,773
Long-term capital gains	$ —	$7,063,478
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

    As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$2,811,513
Capital loss carryforwards	$(6,433,029)

    The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

    At December 31, 2009, the cost of investments for federal tax purposes was $14,512,299. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $2,811,513. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,905,569 and net unrealized depreciation from investments for those securities having an excess of cost over value of $94,056.

    At December 31, 2009, the Fund had a capital loss carryforward of $6,433,029 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$3,689,437
2017	$2,743,592
    Annual Shareholder Report
    15

    5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Adviser Fee

    Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended December 31, 2009, the Adviser voluntarily waived its entire fee of $124,282 and voluntarily reimbursed $51,074 of other operating expenses.

    Administrative Fee

    Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

    The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, FAS waived $24,833 of its fee. The net fee paid to FAS was 0.755% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

    Interfund Transactions

    During the year ended December 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $53,290 and $182,772, respectively.

    General

    Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

    6. EXPENSE Reduction

    The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2009, the Fund's expenses were reduced by $7,584 under these arrangements.

    7. Investment TRANSACTIONS

    Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2009, were as follows:

Purchases	$31,615,790
Sales	$35,617,321

    8. LINE OF CREDIT

    The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the Fund did not utilize the LOC.

    9. INTERFUND LENDING

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the program was not utilized.

    Annual Shareholder Report
    16

    10. Legal Proceedings

    Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

    11. Subsequent events

    According to a Prospectus/Proxy Statement mailed to Fund shareholders as of the record date, December 11, 2009, a special meeting of the shareholders of the Fund will be held on February 19, 2010, for the purpose of approving or disapproving a proposed Agreement and Plan of Reorganization pursuant to which Federated Kaufmann Fund II would acquire the assets of the Fund in complete liquidation and dissolution/termination of the Fund. If the Agreement and Plan of Reorganization is approved at the special meeting of the shareholders of the Fund, the Fund will terminate on or about March 12, 2010.

    Management has evaluated subsequent events through February 22, 2010, the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

    Annual Shareholder Report
    17

    Report of Independent Registered Public Accounting Firm

    TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED MID CAP GROWTH STRATEGIES FUND II:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Mid Cap Growth Strategies Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented prior to January 1, 2006, was audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Mid Cap Growth Strategies Fund II as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

    Boston, Massachusetts

    February 22, 2010

    Annual Shareholder Report
    18

    Board of Trustees and Trust Officers

    The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

    Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

    INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
    Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: November 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
    Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
    19

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
    Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: October 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
    Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: November 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
    Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
    Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
    Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
    20

    OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

    21

    Evaluation and Approval of Advisory Contract - May 2009

    Federated Mid Cap Growth Strategies Fund II (the “Fund”)

    The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

    In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

    During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

    The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

    Annual Shareholder Report
    22

    With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

    The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

    For the one-year, three-year and five-year periods covered by the report, the Fund's performance was above the median of the relevant peer group.

    The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

    Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

    The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

    The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

    It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

    The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide Annual Shareholder Report
    23

    appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

    In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

    The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

    Annual Shareholder Report
    24

    Notes

    25

    Notes
    26

    Notes
    27

    Notes
    28

    Voting Proxies on Fund Portfolio Securities

    A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

    Quarterly Portfolio Schedule

    The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

    Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

    This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

    Federated Mid Cap Growth Strategies Fund II
    Federated Investors Funds
    4000 Ericsson Drive
    Warrendale, PA 15086-7561

    Contact us at FederatedInvestors.com
    or call 1-800-341-7400.

    Federated Securities Corp., Distributor

    Cusip 313916702

    G00433-07 (2/10)

    Federated is a registered mark of Federated Investors, Inc.
    2010 Federated Investors, Inc.

    Federated Prime Money Fund II

    A Portfolio of Federated Insurance Series

    ANNUAL SHAREHOLDER REPORT

    December 31, 2009

    FINANCIAL HIGHLIGHTS
    SHAREHOLDER EXPENSE EXAMPLE
    PORTFOLIO OF INVESTMENTS SUMMARY TABLES
    PORTFOLIO OF INVESTMENTS
    STATEMENT OF ASSETS AND LIABILITIES
    STATEMENT OF OPERATIONS
    STATEMENT OF CHANGES IN NET ASSETS
    NOTES TO FINANCIAL STATEMENTS
    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    BOARD OF TRUSTEES AND TRUST OFFICERS
    EVALUATION AND APPROVAL OF ADVISORY CONTRACT
    VOTING PROXIES ON FUND PORTFOLIO SECURITIES
    QUARTERLY PORTFOLIO SCHEDULE

    Financial Highlights

    (For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.005	0.025	0.047	0.044	0.027
Net realized gain on investments	0.000[2]	0.000[2]	0.000[2]	0.000[2]	0.000[2]
TOTAL FROM INVESTMENT OPERATIONS	0.005	0.025	0.047	0.044	0.027
Less Distributions:
Distributions from net investment income	(0.005)	(0.025)	(0.047)	(0.044)	(0.027)
Distributions from net realized gain on investments	(0.000)[2]	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[3]	0.45%	2.54%	4.78%	4.52%	2.70%
Ratios to Average Net Assets:
Net expenses	0.65%	0.67%	0.65%	0.65%	0.65%
Net investment income	0.48%	2.51%	4.68%	4.45%	2.65%
Expense waiver/reimbursement[4]	0.17%	0.11%	0.17%	0.25%	0.21%
Supplemental Data:
Net assets, end of period (000 omitted)	$80,265	$106,829	$95,699	$74,623	$73,929
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Represents less than $0.001.
3	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    1

    Shareholder Expense Example (unaudited)

    As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

    ACTUAL EXPENSES

    The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1]
Actual	$1,000	$1,000.40	$3.13
Hypothetical (assuming a 5% returnbefore expenses)	$1,000	$1,022.08	$3.16
1	Expenses are equal to the Fund's annualized net expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
    Annual Shareholder Report
    2

    Portfolio of Investments Summary Tables (unaudited)

    At December 31, 2009, the Fund's portfolio composition1 was as follows:

Security Type	Percentage of Total Net Assets
Commercial Paper and Notes	52.2%
Bank Instruments	28.8%
Variable Rate Demand Instruments	12.6%
Repurchase Agreement	6.0%
Other Assets and Liabilities — Net[2]	0.4%
TOTAL	100.0%

    At December 31, 2009, the Fund's effective maturity3 schedule was as follows:

Securities With an Effective Maturity of:	Percentage of Total Net Assets
1-7 Days	24.5%[4]
8-30 Days	23.5%
31-90 Days	32.6%
91-180 Days	16.0%
181 Days or more	3.0%
Other Assets and Liabilities — Net[2]	0.4%
TOTAL	100.0%
1	Commercial Paper and Notes include any fixed-rate security that is not a bank instrument. A variable rate instrument is any security which has an interest rate that resets periodically. See the Fund's Prospectus for descriptions of commercial paper, repurchase agreements and bank instruments.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
3	Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market mutual funds.
4	Overnight securities comprised 6.3% of the Fund's portfolio.
    Annual Shareholder Report
    3

    Portfolio of Investments

    December 31, 2009

Principal Amount			Value
		Asset-Backed Securities – 2.3%
		Finance — Automotive – 2.3%
$843,138		CarMax Auto Owner Trust 2009-2, Class A1, 0.279%, 11/15/2010	843,138
115,100		Honda Auto Receivables Owner Trust 2009-2, Class A1, 1.318%, 5/17/2010	115,100
591,338		Hyundai Auto Receivables Trust 2009-A, Class A1, 0.357%, 9/15/2010	591,338
285,243	[1]	NIF-T 2009-1, Class A1, 2.566%, 4/6/2010	285,243
		TOTAL ASSET-BACKED SECURITIES	1,834,819
		Certificates of Deposit – 28.8%
		Finance — Banking – 28.8%
3,400,000		BNP Paribas SA, 0.220% — 0.340%, 3/3/2010 — 5/5/2010	3,400,000
1,500,000		Banco Bilbao Vizcaya Argentaria SA, 0.275%, 3/2/2010	1,500,013
4,000,000		Barclays Bank PLC, 0.800%, 1/19/2010	4,000,000
1,700,000		Bayerische Landesbank, 0.401%, 1/12/2010	1,700,005
3,000,000		Branch Banking & Trust Co., 0.650%, 1/4/2010	3,000,000
3,500,000		Calyon, Paris, 0.280% — 0.450%, 2/1/2010 — 2/22/2010	3,500,000
2,000,000		Canadian Imperial Bank of Commerce, 0.380%, 3/24/2010	2,000,000
1,000,000		Societe Generale, Paris, 0.340%, 4/23/2010	1,000,000
3,000,000		State Street Bank and Trust Co., 0.340%, 4/20/2010	3,000,000
		TOTAL CERTIFICATES OF DEPOSIT	23,100,018
		Collateralized Loan Agreements – 7.4%
		Finance — Banking – 7.4%
3,000,000		Banc of America Securities LLC, 0.512% — 0.532%, 1/4/2010 — 3/5/2010	3,000,000
1,500,000		Citigroup Global Markets, Inc., 0.462%, 1/4/2010	1,500,000
1,400,000		Greenwich Capital Markets, Inc., 0.652%, 1/4/2010	1,400,000
		TOTAL COLLATERALIZED LOAN AGREEMENTS	5,900,000
		Commercial Paper – 34.2%;3
		Aerospace/Auto – 1.0%
800,000	[1,2]	Volkswagen of America, Inc., (GTD by Volkswagen AG), 0.300%, 1/7/2010	799,960
		Consumer Products – 0.7%
600,000	[1,2]	Diageo Capital PLC, (GTD by Diageo PLC), 0.320%, 1/27/2010	599,861
		Finance — Automotive – 5.0%
4,000,000		FCAR Auto Loan Trust, (A1+/P1 Series), 0.550% — 0.850%, 1/11/2010 — 6/25/2010	3,994,181
		Finance — Banking – 15.8%
2,000,000	[1,2]	Banco Bilbao Vizcaya Argentaria SA, 0.290%, 3/12/2010	1,998,873
1,000,000	[1,2]	Clipper Receivables Company LLC, 0.355%, 5/10/2010	998,728
4,000,000	[1,2]	Grampian Funding LLC, 0.250%, 1/4/2010 — 1/8/2010	3,999,861
4,000,000		ING (U.S.) Funding LLC, 0.300%, 2/12/2010	3,998,600
1,700,000		Landesbank Baden-Wurttemberg, 0.340%, 2/3/2010	1,699,470
		TOTAL	12,695,532
		Finance — Commercial – 8.7%
3,000,000		General Electric Capital Services, 0.240%, 3/25/2010	2,998,340
4,000,000	[1,2]	Versailles Commercial Paper LLC, 0.300%, 1/12/2010	3,999,633
		TOTAL	6,997,973
		Food & Beverage – 1.0%
800,000	[1,2]	H.J. Heinz Finance Co., (GTD by H.J. Heinz Co.), 0.350%, 1/20/2010	799,852
		Retail – 2.0%
800,000	[1,2]	CVS Caremark Corp., 0.250%, 1/13/2010	799,933
    Annual Shareholder Report
    4

Principal Amount			Value
$800,000	[1,2]	Home Depot, Inc., 0.200%, 1/28/2010	799,880
		TOTAL	1,599,813
		TOTAL COMMERCIAL PAPER	27,487,172
		Corporate Bond – 0.8%
		Finance — Commercial – 0.8%
680,000		General Electric Capital Corp., 7.375%, 1/19/2010	681,721
		Government AgencY – 7.5%
		Government Agency – 7.5%
6,000,000		Federal Home Loan Bank System, 0.400% — 0.790%, 3/11/2010 — 12/27/2010	5,999,877
		Notes — Variable – 12.6%;4
		Finance — Banking – 12.0%
250,000		Columbia County, GA Development Authority, (Series 1993), (SunTrust Bank LOC), 0.550%, 1/6/2010	250,000
3,500,000		Connecticut Health and Educational Facilities Authority, (Series D) Griffin Hospital, (Wachovia Bank N.A. LOC), 0.240%, 1/7/2010	3,500,000
985,000		Goldleaf Mortgage LLC, (Series 2007-A), (Marshall & Ilsley Bank, Milwaukee LOC), 2.330%, 1/7/2010	985,000
510,000		Lancaster, PA IDA, Snavely's Mill, Inc. (Series 2003 — B), (Fulton Bank LOC), 2.500%, 1/7/2010	510,000
1,540,000		Lee County, FL IDA, Bonita Community Health Center, (Series 1999B), (Fifth Third Bank, Cincinnati LOC), 1.350%, 1/1/2010	1,540,000
1,000,000		New York City Housing Development Corp., (Series 2009-A1), (RBS Citizens Bank N.A. LOC), 0.650%, 1/6/2010	1,000,000
355,000		P.C.I. Paper Conversions, Inc., (Series 2000), (Key Bank, N.A. LOC), 1.250%, 1/7/2010	355,000
499,000		SunTrust Bank, 0.321%, 1/29/2010	498,956
1,000,000		Westpac Banking Corp. Ltd., Sydney, 0.285%, 1/11/2010	1,000,000
		TOTAL	9,638,956
		Finance — Commercial – 0.6%
500,000		General Electric Capital Corp., 0.334%, 2/10/2010	496,164
		TOTAL NOTES — VARIABLE	10,135,120
		Repurchase Agreement – 6.0%
4,820,000		Interest in $5,371,000,000 joint repurchase agreement 0.00001%, dated 12/31/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $5,371,000,006 on 1/4/2010. The securities provided as collateral at the end of the period were U.S Treasury securities with various maturities to 8/15/2019 and the market value of those underlying securities was $5,478,420,099.	4,820,000
		TOTAL INVESTMENTS — 99.6% (AT AMORTIZED COST)[5]	79,958,727
		OTHER ASSETS AND LIABILITIES - NET — 0.4%[6]	305,827
		TOTAL NET ASSETS — 100%	$80,264,554
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2009, these restricted securities amounted to $15,081,824, which represented 18.8% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2009, these liquid restricted securities amounted to $14,796,581, which represented 18.4% of total net assets.
3	Discount rate at time of purchase.
4	Floating rate notes with current rate and next reset date shown.
5	Also represents cost for federal tax purposes.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
      Note: The categories of investments are shown as a percentage of total net assets at December 31, 2009.
      Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
      Level 1 — quoted prices in active markets for identical securities
      Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
      Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
      The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
    Annual Shareholder Report
    5

      As of December 31, 2009, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
      The following acronyms are used throughout this portfolio:
GTD	— Guaranteed
IDA	— Industrial Development Authority
LOC	— Letter of Credit
SA	— Support Agreement
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    6

    Statement of Assets and Liabilities

    December 31, 2009

Assets:
Total investments in securities, at amortized cost and value		$79,958,727
Income receivable		73,074
Receivable for shares sold		347,597
TOTAL ASSETS		80,379,398
Liabilities:
Payable for shares redeemed	$6,016
Bank overdraft	83,994
Payable for investment adviser fee (Note 5)	7,242
Payable for transfer and dividend disbursing agent fees and expenses	3,468
Payable for Directors'/Trustees' fees	317
Payable for portfolio accounting fees	11,432
Accrued expenses	2,375
TOTAL LIABILITIES		114,844
Net assets for 80,262,698 shares outstanding		$80,264,554
Net Assets Consist of:
Paid-in capital		$80,262,246
Accumulated net realized gain on investments		7
Undistributed net investment income		2,301
TOTAL NET ASSETS		$80,264,554
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$80,264,554 ÷ 80,262,698 shares outstanding, no par value, unlimited shares authorized		$1.00
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    7

    Statement of Operations

    Year Ended December 31, 2009

Investment Income:
Interest			$1,090,011
Expenses:
Investment adviser fee (Note 5)		$484,076
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		8,130
Transfer and dividend disbursing agent fees and expenses		15,156
Directors'/Trustees' fees		1,805
Auditing fees		19,000
Legal fees		4,213
Portfolio accounting fees		47,857
Printing and postage		28,750
Insurance premiums		4,157
Miscellaneous		30,762
TOTAL EXPENSES		793,906
Waivers (Note 5):
Waiver of investment adviser fee	$(142,522)
Waiver of administrative personnel and services fee	(24,031)
TOTAL WAIVERS		(166,553)
Net expenses			627,353
Net investment income			462,658
Net realized gain on investments			204
Change in net assets resulting from operations			$462,862
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    8

    Statement of Changes in Net Assets

Year Ended December 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$462,658	$2,621,144
Net realized gain on investments	204	206,005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	462,862	2,827,149
Distributions to Shareholders:
Distributions from net investment income	(460,764)	(2,620,785)
Distributions from net realized gain on investments	(2,542)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(463,306)	(2,620,785)
Share Transactions:
Proceeds from sale of shares	52,817,596	93,703,335
Net asset value of shares issued to shareholders in payment of distributions declared	463,323	2,620,785
Cost of shares redeemed	(79,845,205)	(85,400,053)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(26,564,286)	10,924,067
Change in net assets	(26,564,730)	11,130,431
Net Assets:
Beginning of period	106,829,284	95,698,853
End of period (including undistributed net investment income of $2,301 and $407, respectively)	$80,264,554	$106,829,284
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    9

    Notes to Financial Statements

    December 31, 2009

    1. ORGANIZATION

    Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Prime Money Market Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

    2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

    Investment Valuation

    Securities are valued at amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures established by and under the general supervision of the Trustees.

    Repurchase Agreements

    It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

    With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

    The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

    Investment Income, Expenses and Distributions

    Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly.

    Premium and Discount Amortization

    All premiums and discounts are amortized/accreted.

    Federal Taxes

    It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

    When-Issued and Delayed Delivery Transactions

    The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

    Annual Shareholder Report
    10

    Temporary Guarantee Program

    The Fund participated in the Temporary Guarantee Program for Money Market Funds (the “Program”) offered by the U.S. Treasury Department through its expiration on September 18, 2009. The fee for the Program was recognized ratably over the period of participation and is included in miscellaneous expense on the Fund's Statement of Operations.

    Restricted Securities

    The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

    Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held at December 31, 2009, is as follows:

Security	Acquisition Date	Acquisition Cost	Market Value
NIF-T 2009-1, Class A1, 2.566%, 4/6/2010	3/9/2009	$285,243	$285,243

    Other

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

    3. SHARES OF BENEFICIAL INTEREST

    The following table summarizes share activity:

Year Ended December 31	2009	2008
Shares sold	52,817,596	93,703,335
Shares issued to shareholders in payment of distributions declared	463,323	2,620,785
Shares redeemed	(79,845,205)	(85,400,053)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(26,564,286)	10,924,067

    4. FEDERAL TAX INFORMATION

    The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income[1]	$463,306	$2,620,785
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

    As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,308

    5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Adviser Fee

    Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.50% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, the Adviser voluntarily waived $142,522 of its fee.

    Annual Shareholder Report
    11

    Administrative Fee

    Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

    The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, the net fee paid to FAS was 0.130% of average daily net assets of the Fund. FAS waived $24,031 of its fee.

    Interfund Transactions

    During the year ended December 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $3,155,000 and $1,000,000, respectively.

    Expense Limitation

    The Adviser and its affiliates (which may include FAS) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.67% through the later of (the “Termination Date”): (a) February 28, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Trustees.

    General

    Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

    6. CONCENTRATION OF RISK

    The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

    7. LINE OF CREDIT

    The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the Fund did not utilize the LOC.

    8. INTERFUND LENDING

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the program was not utilized.

    9. Legal Proceedings

    Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of Annual Shareholder Report
    12

    which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

    10. Subsequent events

    Management has evaluated subsequent events through February 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

    Annual Shareholder Report
    13

    Report of Independent Registered Public Accounting Firm

    TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED PRIME MONEY FUND II:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Prime Money Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented prior to January 1, 2006, was audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Prime Money Fund II as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

    Boston, Massachusetts
    February 22, 2010

    Annual Shareholder Report
    14

    Board of Trustees and Trust Officers

    The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

    Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

    INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
    Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
    Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
    15

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
    Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
    Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: November 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
    Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
    Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
    Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
    16

    OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

    17

    Evaluation and Approval of Advisory Contract - May 2009

    Federated Prime Money Fund II (the “Fund”)

    The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

    In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

    During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

    The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

    Annual Shareholder Report
    18

    With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

    The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

    The Fund's performance was above the median of the relevant peer group for the one-year period covered by the report.

    The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

    Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

    The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

    The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

    It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

    Annual Shareholder Report
    19

    The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

    In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

    The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

    Annual Shareholder Report
    20

    Voting Proxies on Fund Portfolio Securities

    A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

    Quarterly Portfolio Schedule

    The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

    Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

    This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

    Federated Prime Money Fund II
    Federated Investors Funds
    4000 Ericsson Drive
    Warrendale, PA 15086-7561

    Contact us at FederatedInvestors.com
    or call 1-800-341-7400.

    Federated Securities Corp., Distributor

    Cusip 313916504

    G00842-01 (2/10)

    Federated is a registered mark of Federated Investors, Inc.
    2010 Federated Investors, Inc.

    Federated Quality Bond Fund II

    A Portfolio of Federated Insurance Series

    ANNUAL SHAREHOLDER REPORT

    December 31, 2009

    Primary Shares
    Service Shares

    FINANCIAL HIGHLIGHTS
    SHAREHOLDER EXPENSE EXAMPLE
    MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
    PORTFOLIO OF INVESTMENTS SUMMARY TABLE
    PORTFOLIO OF INVESTMENTS
    STATEMENT OF ASSETS AND LIABILITIES
    STATEMENT OF OPERATIONS
    STATEMENT OF CHANGES IN NET ASSETS
    NOTES TO FINANCIAL STATEMENTS
    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    BOARD OF TRUSTEES AND TRUST OFFICERS
    EVALUATION AND APPROVAL OF ADVISORY CONTRACT
    VOTING PROXIES ON FUND PORTFOLIO SECURITIES
    QUARTERLY PORTFOLIO SCHEDULE

    Financial Highlights - Primary Shares

    (For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$10.00	$11.34	$11.29	$11.30	$11.67
Income From Investment Operations:
Net investment income[2]	0.53	0.54	0.52	0.49	0.44
Net realized and unrealized gain (loss) on investments and futures contracts	1.37	(1.32)	0.07	(0.04)	(0.30)
TOTAL FROM INVESTMENT OPERATIONS	1.90	(0.78)	0.59	0.45	0.14
Less Distributions:
Distributions from net investment income	(0.70)	(0.56)	(0.54)	(0.46)	(0.44)
Distributions from net realized gain on investments	—	—	—	—	(0.07)
TOTAL DISTRIBUTIONS	(0.70)	(0.56)	(0.54)	(0.46)	(0.51)
Net Asset Value, End of Period	$11.20	$10.00	$11.34	$11.29	$11.30
Total Return[3]	20.43%	(7.29)%	5.38%	4.15%	1.30%
Ratios to Average Net Assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	5.12%	4.99%	4.68%	4.43%	3.87%
Expense waiver/reimbursement[4]	0.08%	0.04%	0.06%	0.04%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$230,850	$224,203	$365,332	$390,738	$480,859
Portfolio turnover	32%	35%	23%	64%	43%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    1

    Financial Highlights - Service Shares

    (For a Share Outstanding Throughout Each Period)

Year Ended December 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$9.95	$11.29	$11.24	$11.25	$11.63
Income From Investment Operations:
Net investment income[2]	0.50	0.51	0.49	0.46	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	1.37	(1.32)	0.07	(0.04)	(0.31)
TOTAL FROM INVESTMENT OPERATIONS	1.87	(0.81)	0.56	0.42	0.10
Less Distributions:
Distributions from net investment income	(0.67)	(0.53)	(0.51)	(0.43)	(0.41)
Distributions from net realized gain on investments	—	—	—	—	(0.07)
TOTAL DISTRIBUTIONS	(0.67)	(0.53)	(0.51)	(0.43)	(0.48)
Net Asset Value, End of Period	$11.15	$9.95	$11.29	$11.24	$11.25
Total Return[3]	20.15%	(7.55)%	5.14%	3.92%	0.99%
Ratios to Average Net Assets:
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	4.86%	4.78%	4.43%	4.18%	3.62%
Expense waiver/reimbursement[4]	0.08%	0.04%	0.06%	0.04%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$69,338	$63,177	$77,282	$75,850	$72,996
Portfolio turnover	32%	35%	23%	64%	43%
1	Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    2

    Shareholder Expense Example (unaudited)

    As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

    ACTUAL EXPENSES

    The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,089.50	$3.69
Service Shares	$1,000	$1,087.80	$5.00
Hypothetical (assuming a 5% returnbefore expenses):
Primary Shares	$1,000	$1,021.68	$3.57
Service Shares	$1,000	$1,020.42	$4.84
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of expenses. The annualized net expense ratios are as follows:
Primary Shares	0.70%
Service Shares	0.95%
    Annual Shareholder Report
    3

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

    Management's Discussion of Fund Performance (Unaudited)

    FUND PERFORMANCE AND SUMMARY

    Federated Quality Bond Fund II, Primary Shares, produced a total return of 20.43% at net asset value for the reporting period ended December 31, 2009. The Fund's Service Shares produced a total return of 20.15% at net asset value during the same time period. By comparison, during the same period, the return of the Barclays Capital U.S. Intermediate Credit Bond Index1 (BCICI), the Fund's benchmark, was 15.93%. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BCICI.

    The Fund's investment strategy focused on: (a) the credit ratings of portfolio securities (which indicates the risk that securities will default); (b) the selection of individual securities; (c) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); and (d) overall interest rate sensitivity of the portfolio, as measured by the effective duration of the portfolio. These were the most significant factors affecting the fund's performance during the 12-month reporting period.

    For purposes of the following, the discussion will focus on the Fund's Primary Shares. The total return of the Fund's Shares consisted of 8.43% current income and 12.00% capital appreciation in the value of the Fund's Shares.

    Market Overview

    After a rough first quarter, 2009 turned out to be a great year for risk assets, including investment-grade corporate bonds. The fundamental reason behind the good performance of investment-grade corporates was that corporations cut expenses drastically in late 2008/early 2009. As a result, these companies then saw healthy profits in the second half of 2009 despite a sluggish economy and consequently sluggish revenues.

    Treasury interest rates finished the year in a range from unchanged to up 200 basis points, higher at the longer maturities. The five-year Treasury yield stood at 2.68% at year-end 2009, compared to 1.55% at prior year-end. Following a very tough year in 2008, credit-related bonds were a clear winner in 2009. The BCICI produced an excess return to similar duration Treasuries of 17.07% for all of 2009, compared to -15.04% in 2008.

    Security Selection

    Overall security selection had a fairly large positive influence on performance. Many of the Financial and Mining sector issuers that deteriorated significantly in 2008 came back sharply in 2009. Adding significantly to performance in the Financial sector were names such as: Barclays, Simon Property Group, Capital One Financial, Prologis, Liberty Mutual, and Nuveen Investments. In the Mining sector, top performers included Newmont Mining and Rio Tinto. Other performers that did well in the reporting period were Comcast, Enterprise Rent-A-Car, Wyndham Worldwide and Great River Energy.

    Despite these large positives, regional and large bank exposure was a significant drag on performance, while some securities in the Industrial area also detracted from performance. Detracting significantly from Fund performance relative to the BCICI were positions in the Banking area including Colonial Bank Group, Wilmington Trust, Zions Bancorp, Hudson United Bank and Citigroup. Poor performers in the Industrial area included MeadWestVaco, Harsco, Hubbell, Vodaphone, IBM and MidAmerican Energy.

    Credit Quality and Sector

    At the end of the reporting period, corporate bonds totaled 97% of the portfolio. The Fund's overweight to BBB-rated credits (i.e., investment-grade bonds of lower credit quality) relative to the BCICI, and consequently an underweight to AAA-rated and AA-rated corporates, added significantly to fund performance. Furthermore, investment-grade corporate bonds performed better than many other sectors of the investment-grade bond market.

1	The Barclays Capital Intermediate U.S. Credit Index is an unmanaged index that consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and 10 years, a minimum amount outstanding of $250 million and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). Investments cannot be made in an index.
    Annual Shareholder Report
    4

    Maturity and Yield Curve

    Active management of the portfolio's yield curve exposures was a substantial detractor to Fund performance over the 12-month reporting period. Relative to the BCICI, the Fund held mostly short maturity and very long maturity securities and avoided holding relatively intermediate maturities. As a result, the Fund was positioned in the parts of the yield curve where bond prices decreased by a relatively larger amount compared to the benchmark, which detracted from performance.

    In addition, active management of the portfolio's overall interest rate sensitivity (portfolio effective duration)2 was a modest detractor from performance. Over the reporting period, relative to the BCICI, the Fund had, on average, a greater interest rate sensitivity than the benchmark (as measured by effective duration), during a period of rising interest rates.3

2	Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
3	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
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    5

    GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II - PRIMARY SHARES

    The graph below illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II (Primary Shares) (the “Fund”) from December 31, 1999 to December 31, 2009, compared to the Barclays Capital U.S. Intermediate Credit Bond Index (BCICI).2

Average Annual Total Returns for the Periods Ended 12/31/2009
1 Year	20.43%
5 Years	4.42%
10 Years	5.79%

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BCICI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BCICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCICI consists of dollar-denominated, investment-grade, publicly issued securities with a maturity between one and ten years, a minimum amount outstanding of $250 million and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
    Annual Shareholder Report
    6

    GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II - SERVICE SHARES

    The graph below illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II (Service Shares) (the “Fund”) from April 30, 2002 (start of performance) to December 31, 2009, compared to the Barclays Capital U.S. Intermediate Credit Bond Index (BCICI).2

Average Annual Total Returns for the Periods Ended 12/31/2009
1 Year	20.15%
5 Years	4.15%
Start of Performance (4/30/2002)	4.75%

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BCICI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BCICI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The BCICI consists of dollar-denominated, investment-grade, publicly issued securities with a maturity between one and ten years, a minimum amount outstanding of $250 million and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
    Annual Shareholder Report
    7

    Portfolio of Investments Summary Table (unaudited)

    At December 31, 2009, the Fund's portfolio composition1 was as follows:

Security Type	Percentage of Total Net Assets
Corporate Debt Securities	97.3%
U.S. Treasury and Agency Securities[2]	0.3%
Foreign Government Debt Securities	0.2%
Mortgage-Backed Securities[3,4]	0.0%
Derivative Contracts[5]	0.4%
Cash Equivalents[6]	0.9%
Other Assets and Liabilities — Net[7]	0.9%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	For purposes of this table, U.S. Treasury and Agency Securities do not include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs).
3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by (GSEs) and adjustable rate mortgage-backed securities.
4	Represents less than 0.1%.
5	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
    Annual Shareholder Report
    8

    Portfolio of Investments

    December 31, 2009

Principal Amount			Value
		CORPORATE BONDS – 97.3%
		Basic Industry — Chemicals – 2.6%
$1,970,000		Albemarle Corp., Sr. Note, 5.10%, 2/1/2015	1,979,377
850,000		Du Pont (E.I.) de Nemours & Co., 5.00%, 1/15/2013	915,083
1,060,000		Du Pont (E.I.) de Nemours & Co., 6.00%, 7/15/2018	1,162,535
300,000		Eastman Chemical Co., Sr. Unsecd. Note, 5.50%, 11/15/2019	300,260
800,000	[1,2]	Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 6.00%, 12/10/2019	786,197
1,345,000		Praxair, Inc., 4.625%, 3/30/2015	1,436,874
395,000		Rohm & Haas Co., 6.00%, 9/15/2017	408,238
680,000		Sherwin-Williams Co., 3.125%, 12/15/2014	676,684
		TOTAL	7,665,248
		Basic Industry — Metals & Mining – 3.8%
760,000		ArcelorMittal, 6.125%, 6/1/2018	779,743
815,000		BHP Finance (USA), Inc., 5.00%, 12/15/2010	849,048
1,500,000		Barrick Gold Corp., 4.875%, 11/15/2014	1,581,557
940,000		Barrick Gold Corp., 6.95%, 4/1/2019	1,067,523
1,810,000		Newmont Mining Corp., Company Guarantee, 5.875%, 4/1/2035	1,736,470
1,435,000		Rio Tinto Finance USA Ltd., 5.875%, 7/15/2013	1,552,503
435,000		Rio Tinto Finance USA Ltd., 6.50%, 7/15/2018	476,874
1,000,000		Rio Tinto Finance USA Ltd., Company Guarantee, 8.95%, 5/1/2014	1,199,255
1,000,000		Xstrata Canada Corp., 6.00%, 10/15/2015	1,057,360
1,200,000	[1,2]	Xstrata Finance Canada Ltd., Unsecd. Note, 5.50%, 11/16/2011	1,247,990
		TOTAL	11,548,323
		Basic Industry — Paper – 1.0%
640,000		International Paper Co., Bond, 7.30%, 11/15/2039	680,851
450,000		International Paper Co., Sr. Unsecd. Note, 7.50%, 8/15/2021	504,311
450,000		Westvaco Corp., 7.65%, 3/15/2027	415,133
1,700,000		Westvaco Corp., Sr. Deb., 7.50%, 6/15/2027	1,550,416
		TOTAL	3,150,711
		Capital Goods — Aerospace & Defense – 1.6%
1,000,000		Boeing Capital Corp., Sr. Note, 3.25%, 10/27/2014	992,877
500,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 6.375%, 1/24/2017	507,500
690,000		Goodrich Corp., 4.875%, 3/1/2020	689,059
660,000		Lockheed Martin Corp., Sr. Note, 4.121%, 3/14/2013	692,913
430,000	[1,2]	Meccanica Holdings USA, Inc., Company Guarantee, Series 144A, 6.25%, 1/15/2040	422,178
1,250,000		Raytheon Co., Unsecd. Note, 5.375%, 4/1/2013	1,349,374
		TOTAL	4,653,901
		Capital Goods — Building Materials – 0.8%
1,290,000		RPM International, Inc., 6.50%, 2/15/2018	1,321,275
1,030,000		RPM International, Inc., Sr. Unsecd. Note, 6.125%, 10/15/2019	1,038,149
		TOTAL	2,359,424
		Capital Goods — Diversified Manufacturing – 4.8%
1,530,000		Briggs & Stratton Corp., Company Guarantee, 8.875%, 3/15/2011	1,612,237
1,125,000		Dover Corp., Note, 5.45%, 3/15/2018	1,190,195
1,045,000		Harsco Corp., 5.75%, 5/15/2018	1,032,085
1,350,000		Hubbell, Inc., 5.95%, 6/1/2018	1,377,604
1,118,000	[1,2]	Hutchison Whampoa International Ltd., 6.50%, 2/13/2013	1,216,268
420,000	[1,2]	Hutchison Whampoa International Ltd., Company Guarantee, Series 144A, 4.625%, 9/11/2015	421,616
860,000		Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	959,249
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    9

Principal Amount			Value
$1,240,000		Roper Industries, Inc., 6.625%, 8/15/2013	1,351,532
480,000		Textron Financial Corp., 5.40%, 4/28/2013	480,132
1,910,000	[1,2]	Textron Financial Corp., Jr. Sub. Note, 6.00%, 2/15/2067	1,368,037
400,000		Thomas & Betts Corp., Sr. Unsecd. Note, 5.625%, 11/15/2021	386,283
1,930,000		Tyco Electronics Group SA, 5.95%, 1/15/2014	2,020,532
1,000,000		Tyco International Finance SA, Note, 4.125%, 10/15/2014	1,027,581
		TOTAL	14,443,351
		Capital Goods — Environmental – 0.5%
770,000	[1,2]	Republic Services, Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 9/15/2019	785,137
575,000		Waste Management, Inc., 7.375%, 3/11/2019	670,359
		TOTAL	1,455,496
		Communications — Media & Cable – 1.0%
1,450,000		Cox Communications, Inc., 7.125%, 10/1/2012	1,611,724
1,450,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 5.85%, 5/1/2017	1,524,944
		TOTAL	3,136,668
		Communications — Media Noncable – 0.6%
1,500,000		News America Holdings, Inc., Sr. Deb., 9.25%, 2/1/2013	1,745,356
		Communications — Telecom Wireless – 2.0%
1,800,000		AT&T Wireless Services, Inc., 8.75%, 3/1/2031	2,336,607
1,590,000		America Movil S.A.B. de C.V., Note, 5.75%, 1/15/2015	1,686,187
470,000		Vodafone Group PLC, 5.35%, 2/27/2012	502,642
1,295,000		Vodafone Group PLC, Note, 5.625%, 2/27/2017	1,384,928
		TOTAL	5,910,364
		Communications — Telecom Wirelines – 1.4%
280,000		AT&T, Inc., 6.70%, 11/15/2013	317,189
1,000,000	[1,2]	KT Corp., Note, 5.875%, 6/24/2014	1,061,748
860,000		Telefonica SA, Sr. Note, 5.855%, 2/4/2013	933,362
1,600,000		Verizon Communications, Inc., 6.10%, 4/15/2018	1,747,034
		TOTAL	4,059,333
		Consumer Cyclical — Automotive – 2.4%
1,910,000	[1,2]	American Honda Finance Corp., 4.625%, 4/2/2013	1,972,670
750,000		DaimlerChrysler North America Holding Corp., 6.50%, 11/15/2013	824,136
990,000	[1,2]	Hyundai Capital Services, Inc., Note, Series 144A, 6.00%, 5/5/2015	1,028,981
2,840,000	[1,2]	Nissan Motor Acceptance Corp., 4.625%, 3/8/2010	2,850,674
540,000	[1,2]	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 5.625%, 3/14/2011	554,633
		TOTAL	7,231,094
		Consumer Cyclical — Entertainment – 0.4%
1,250,000		International Speedway Corp., 5.40%, 4/15/2014	1,289,000
		Consumer Cyclical — Lodging – 0.3%
930,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.00%, 12/1/2016	867,576
		Consumer Cyclical — Retailers – 1.7%
1,150,000		Best Buy Co., Inc., Sr. Unsecd. Note, 6.75%, 7/15/2013	1,264,380
1,681,756	[1,2]	CVS Caremark Corp., Pass Thru Cert., 5.298%, 1/11/2027	1,551,759
1,795,000		CVS Caremark Corp., Sr. Unsecd. Note, 5.75%, 6/1/2017	1,894,669
530,000		JC Penney Corp., Inc., Sr. Unsecd. Note, 5.75%, 2/15/2018	525,363
		TOTAL	5,236,171
		Consumer Cyclical — Services – 0.1%
250,000		Boston University, 7.625%, 7/15/2097	270,463
		Consumer Non-Cyclical — Food/Beverage – 2.5%
570,000		Coca-Cola Enterprises, Inc., 4.25%, 3/1/2015	601,102
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    10

Principal Amount			Value
$361,000		Diageo Capital PLC, Company Guarantee, 7.375%, 1/15/2014	417,668
580,000		Dr. Pepper Snapple Group, Inc., Company Guarantee, 2.35%, 12/21/2012	581,030
1,140,000		General Mills, Inc., Note, 5.70%, 2/15/2017	1,240,611
645,000		Kellogg Co., 4.25%, 3/6/2013	682,903
800,000		Kellogg Co., Sr. Unsub., 5.125%, 12/3/2012	874,324
1,430,000		Kraft Foods, Inc., Note, 6.25%, 6/1/2012	1,543,479
450,000	[1,2]	Ralcorp Holdings, Inc., Sr. Note, 6.625%, 8/15/2039	440,258
1,040,000		Sysco Corp., Sr. Unsecd. Note, 4.20%, 2/12/2013	1,093,275
		TOTAL	7,474,650
		Consumer Non-Cyclical — Health Care – 1.4%
750,000		Boston Scientific Corp., 7.375%, 1/15/2040	808,313
1,085,000		Covidien International Finance SA, 6.55%, 10/15/2037	1,218,907
370,000		Quest Diagnostics, Inc., Sr. Unsecd. Note, 4.75%, 1/30/2020	365,298
1,310,000		Thermo Electron Corp., Sr. Unsecd. Note, 5.00%, 6/1/2015	1,383,045
410,000		Zimmer Holdings, Inc., Sr. Note, 5.75%, 11/30/2039	407,084
		TOTAL	4,182,647
		Consumer Non-Cyclical — Products – 0.8%
330,000		Clorox Co., Sr. Unsecd. Note, 3.55%, 11/1/2015	329,168
1,350,000		Philips Electronics NV, 4.625%, 3/11/2013	1,416,628
610,000		Whirlpool Corp., 5.50%, 3/1/2013	628,590
		TOTAL	2,374,386
		Consumer Non-Cyclical — Supermarkets – 0.2%
610,000		Kroger Co., Bond, 6.90%, 4/15/2038	684,102
		Consumer Non-Cyclical — Tobacco – 0.5%
1,500,000		Philip Morris International, Inc., 5.65%, 5/16/2018	1,582,390
		Energy — Independent – 1.6%
2,680,000		Canadian Natural Resources Ltd., 4.90%, 12/1/2014	2,823,759
700,255	[1,2]	Tengizchevroil LLP, Series 144A, 6.124%, 11/15/2014	703,756
405,000		XTO Energy, Inc., 6.75%, 8/1/2037	478,083
595,000		XTO Energy, Inc., Sr. Unsecd. Note, 6.25%, 8/1/2017	677,466
		TOTAL	4,683,064
		Energy — Integrated – 2.2%
1,910,000		Hess Corp., 7.00%, 2/15/2014	2,150,803
1,250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	1,361,191
1,000,000		Petro-Canada, Note, 5.00%, 11/15/2014	1,039,591
816,830	[1,2]	Qatar Petroleum, 5.579%, 5/30/2011	844,856
1,000,000	[1,2]	Statoil ASA, 5.125%, 4/30/2014	1,087,948
		TOTAL	6,484,389
		Energy — Oil Field Services – 0.7%
400,000		Nabors Industries, Inc., Company Guarantee, 9.25%, 1/15/2019	493,059
1,480,000		Weatherford International Ltd., 6.00%, 3/15/2018	1,514,495
		TOTAL	2,007,554
		Energy — Refining – 0.6%
240,000		Valero Energy Corp., 9.375%, 3/15/2019	287,369
1,460,000		Valero Energy Corp., Note, 4.75%, 4/1/2014	1,491,586
		TOTAL	1,778,955
		Financial Institution — Banking – 16.5%
700,000	[1,2]	ANZ National (Int'l) Ltd., Company Guarantee, Series 144A, 2.375%, 12/21/2012	695,174
1,600,000		Astoria Financial Corp., Note, 5.75%, 10/15/2012	1,493,325
2,000,000		Bank of America Corp., Sr. Note, 5.375%, 6/15/2014	2,086,998
    Annual Shareholder Report
    11

Principal Amount			Value
$3,000,000	[1,2]	Barclays Bank PLC, 5.926%, 12/31/2049	2,310,000
1,340,000		Capital One Capital VI, 8.875%, 5/15/2040	1,437,150
2,290,000		Citigroup, Inc., Sr. Unsecd. Note, 6.875%, 3/5/2038	2,323,932
2,020,000		City National Capital Trust I, Jr. Sub. Note, 9.625%, 2/1/2040	2,150,957
840,000	[1,2]	Commonwealth Bank of Australia, Sr. Unsecd. Note, Series 144A, 3.75%, 10/15/2014	838,487
3,500,000		Goldman Sachs Group, Inc., 6.60%, 1/15/2012	3,796,892
3,500,000		HSBC Bank USA, Sr. Sub. Note, 4.625%, 4/1/2014	3,661,012
2,300,000		Hudson United Bancorp, 7.00%, 5/15/2012	2,457,000
4,300,000		J.P. Morgan Chase & Co., Sub. Note, 5.125%, 9/15/2014	4,555,485
2,440,000		Manufacturers & Traders Trust Co., Sub. Note, 5.629%, 12/1/2021	2,025,206
3,550,000		Marshall & Ilsley Bank, Milwaukee, Sr. Note, 4.40%, 3/15/2010	3,549,507
2,520,000		Morgan Stanley, Sr. Unsecd. Note, 4.20%, 11/20/2014	2,521,987
825,000		Morgan Stanley, Sr. Unsecd. Note, 5.95%, 12/28/2017	861,198
2,010,000		Morgan Stanley, Sr. Unsecd. Note, 6.625%, 4/1/2018	2,186,813
1,460,000	[1,2]	Nordea Bank AB, Sr. Unsecd. Note, 2.50%, 11/13/2012	1,460,407
800,000		PNC Funding Corp., Sr. Unsecd. Note, 4.25%, 9/21/2015	817,969
410,000		PNC Funding Corp., Sub. Note, 5.625%, 2/1/2017	411,909
630,000		State Street Bank and Trust Co., Sub. Note, 5.30%, 1/15/2016	641,527
2,500,000		Wachovia Bank N.A., 4.80%, 11/1/2014	2,548,198
1,320,000		Wachovia Corp., 5.75%, 2/1/2018	1,376,105
1,655,000		Westpac Banking Corp., Sr. Unsecd. Note, 4.875%, 11/19/2019	1,640,480
1,900,000		Wilmington Trust Corp., Sub. Note, 8.50%, 4/2/2018	1,824,414
		TOTAL	49,672,132
		Financial Institution — Brokerage – 7.1%
2,030,000	[3]	Bear Stearns Cos., Inc., Sr. Unsecd. Note, 5.70%, 11/15/2014	2,223,683
4,480,000		BlackRock, Inc., 6.25%, 9/15/2017	4,836,804
900,000	[1,2]	Cantor Fitzgerald LP, Bond, Series 144A, 7.875%, 10/15/2019	905,538
835,000		Eaton Vance Corp., 6.50%, 10/2/2017	865,830
1,750,000	[1,2]	FMR LLC, 4.75%, 3/1/2013	1,773,257
3,000,000	[1,2]	FMR LLC, Bond, 7.57%, 6/15/2029	3,186,645
750,000		Invesco Ltd., Sr. Unsecd. Note, 5.625%, 4/17/2012	769,525
680,000		Janus Capital Group, Inc., Sr. Note, 6.50%, 6/15/2012	675,373
800,000		Janus Capital Group, Inc., Sr. Note, 6.95%, 6/15/2017	755,110
1,040,000		Jefferies Group, Inc., Sr. Unsecd. Note, 8.50%, 7/15/2019	1,118,369
2,290,000	[4,5]	Lehman Brothers Holdings, Inc., 7.875%, 8/15/2010	458,000
690,000		Nuveen Investments, 5.00%, 9/15/2010	686,550
690,000		Nuveen Investments, 5.50%, 9/15/2015	480,413
1,210,000		Raymond James Financial, Inc., 8.60%, 8/15/2019	1,309,808
1,225,000		TD Ameritrade Holding Corp., Company Guarantee, 4.15%, 12/1/2014	1,212,592
		TOTAL	21,257,497
		Financial Institution — Finance Noncaptive – 7.1%
1,130,000		American Express Credit Corp., 5.875%, 5/2/2013	1,211,305
1,800,000		American Express Credit Corp., Sr. Unsecd. Note, 5.125%, 8/25/2014	1,901,140
2,000,000		American General Finance Corp., 4.00%, 3/15/2011	1,808,722
2,470,000		Capital One Capital IV, 6.745%, 2/17/2037	2,074,800
725,000		Capital One Capital V, 10.25%, 8/15/2039	844,998
1,200,000		Discover Bank, Sub., 8.70%, 11/18/2019	1,287,774
2,680,000		General Electric Capital Corp., 5.625%, 5/1/2018	2,748,517
1,000,000		General Electric Capital Corp., 6.875%, 1/10/2039	1,035,677
4,400,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	3,619,000
    Annual Shareholder Report
    12

Principal Amount			Value
$1,100,000	[1,2]	ILFC E-Capital Trust I, 5.90%, 12/21/2065	583,000
2,275,000		International Lease Finance Corp., 4.875%, 9/1/2010	2,196,797
680,000		International Lease Finance Corp., 6.625%, 11/15/2013	551,820
1,000,000	[1,2]	Lukoil International Finance BV, 6.356%, 6/7/2017	987,500
450,000	[1,2]	Macquarie Group Ltd., Note, Series 144A, 7.625%, 8/13/2019	501,423
		TOTAL	21,352,473
		Financial Institution — Insurance — Health – 1.7%
555,000		Aetna US Healthcare, 5.75%, 6/15/2011	583,477
1,120,000		CIGNA Corp., 6.35%, 3/15/2018	1,125,008
2,055,000		UnitedHealth Group, Inc., Bond, 6.00%, 2/15/2018	2,147,294
1,130,000		Wellpoint, Inc., Sr. Unsecd. Note, 7.00%, 2/15/2019	1,264,881
		TOTAL	5,120,660
		Financial Institution — Insurance — Life – 2.7%
910,000	[1,2]	AXA Equitable Life Insurance Co., Sub., 7.70%, 12/1/2015	1,006,858
580,000		Aflac, Inc., Sr. Unsecd. Note, 6.90%, 12/17/2039	573,832
1,250,000	[1,2]	New York Life Insurance Co., Sub. Note, 6.75%, 11/15/2039	1,276,080
570,000	[1,2]	Pacific Life Global Funding, Note, 5.15%, 4/15/2013	592,280
1,260,000		Prudential Financial, Inc., 5.15%, 1/15/2013	1,332,414
850,000		Prudential Financial, Inc., 6.625%, 12/1/2037	881,695
500,000		Prudential Financial, Inc., Sr. Unsecd. Note, 4.75%, 9/17/2015	509,792
1,500,000		Prudential Financial, Inc., Sr. Unsecd. Note, 5.80%, 6/15/2012	1,594,135
250,000	[1]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	226,374
		TOTAL	7,993,460
		Financial Institution — Insurance — P&C – 4.5%
1,300,000		ACE INA Holdings, Inc., 5.60%, 5/15/2015	1,428,454
1,380,000		ACE INA Holdings, Inc., Sr. Note, 5.70%, 2/15/2017	1,467,931
330,000		CNA Financial Corp., 6.50%, 8/15/2016	324,808
850,000		CNA Financial Corp., Note, 6.00%, 8/15/2011	864,337
100,000		Chubb Corp., Sr. Note, 5.75%, 5/15/2018	107,303
1,180,000		Horace Mann Educators Corp., Sr. Note, 6.85%, 4/15/2016	1,181,413
2,200,000	[1,2]	Liberty Mutual Group, Inc., Unsecd. Note, 5.75%, 3/15/2014	2,170,474
250,000		MBIA Insurance Corp., Sr. Deb., 6.625%, 10/1/2028	107,403
1,320,000	[1,2]	TIAA Global Markets, Inc., 4.95%, 7/15/2013	1,412,300
705,000		The Travelers Cos., Inc., Bond, 6.25%, 3/15/2067	642,755
370,000		The Travelers Cos., Inc., Sr. Unsecd. Note, 5.50%, 12/1/2015	400,734
3,690,000	[1,2]	ZFS Finance USA Trust I, Jr. Sub. Note, 6.15%, 12/15/2065	3,348,675
		TOTAL	13,456,587
		Financial Institution — REITs – 3.6%
640,000		AMB Property LP, 6.30%, 6/1/2013	658,994
680,000		Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 5.70%, 3/15/2017	691,706
1,200,000		Boston Properties LP, Sr. Unsecd. Note, 5.875%, 10/15/2019	1,211,282
890,000		Equity One, Inc., Bond, 6.00%, 9/15/2017	800,508
200,000		Equity One, Inc., Sr. Unsecd. Note, 6.25%, 12/15/2014	196,971
850,000		Liberty Property LP, 6.625%, 10/1/2017	825,500
630,000		Prologis, Conv. Bond, 2.25%, 4/1/2037	584,276
1,570,000		Prologis, Note, 5.25%, 11/15/2010	1,580,990
250,000		Prologis, Sr. Note, 5.50%, 4/1/2012	253,223
1,260,000		Prologis, Sr. Note, 7.625%, 8/15/2014	1,318,880
2,470,000		Simon Property Group, Inc., 6.35%, 8/28/2012	2,647,578
    Annual Shareholder Report
    13

Principal Amount			Value
$110,000		Simon Property Group, Inc., Note, 5.60%, 9/1/2011	115,530
		TOTAL	10,885,438
		Municipal Services – 0.7%
895,000	[1,2]	Army Hawaii Family Housing, 5.524%, 6/15/2050	663,947
1,850,000	[1,2]	Camp Pendleton & Quantico Housing LLC, 5.572%, 10/1/2050	1,378,712
		TOTAL	2,042,659
		Oil & Gas – 0.9%
2,870,000	[1,2]	Petroleos Mexicanos, 4.875%, 3/15/2015	2,850,387
		Sovereign – 0.8%
1,500,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	1,577,504
900,000	[1,2]	State of Qatar, 5.25%, 1/20/2020	907,875
		TOTAL	2,485,379
		Technology – 3.8%
700,000		BMC Software, Inc., 7.25%, 6/1/2018	762,259
1,760,000		Dun & Bradstreet Corp., Sr. Unsecd. Note, 5.50%, 3/15/2011	1,825,825
670,000		Fiserv, Inc., Sr. Note, 6.80%, 11/20/2017	739,388
3,400,000		Harris Corp., 5.95%, 12/1/2017	3,574,788
880,000		Hewlett-Packard Co., 6.125%, 3/1/2014	985,171
1,085,000		Hewlett-Packard Co., Note, 5.40%, 3/1/2017	1,157,937
1,060,000		Intuit, Inc., Sr. Note, 5.40%, 3/15/2012	1,128,804
1,230,000		KLA-Tencor Corp., 6.90%, 5/1/2018	1,302,341
		TOTAL	11,476,513
		Transportation — Airlines – 0.5%
1,484,000		Southwest Airlines Co., 6.50%, 3/1/2012	1,552,221
		Transportation — Railroads – 0.9%
2,020,000		Burlington Northern Santa Fe Corp., 4.875%, 1/15/2015	2,114,359
162,989		Burlington Northern Santa Fe Corp., Pass Thru Cert., 7.57%, 1/2/2021	195,722
400,000		Norfolk Southern Corp., Sr. Unsecd. Note, 5.75%, 1/15/2016	425,183
		TOTAL	2,735,264
		Transportation — Services – 0.6%
1,695,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., 6.375%, 10/15/2017	1,772,612
		Utility — Electric – 6.9%
930,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.95%, 12/15/2036	871,596
2,130,000		Commonwealth Edison Co., 1st Mtg. Bond, 5.80%, 3/15/2018	2,281,312
910,000		Consolidated Edison Co., Sr. Unsecd. Note, 5.50%, 9/15/2016	953,038
1,140,000	[1,2]	Electricite De France, 5.50%, 1/26/2014	1,239,565
680,000	[1,2]	Enel Finance International SA, Company Guarantee, Series 144A, 3.875%, 10/7/2014	689,082
620,000		FPL Group Capital, Inc., 7.875%, 12/15/2015	748,390
570,000		FirstEnergy Solutions Corp., Company Guarantee, 4.80%, 2/15/2015	582,450
800,000		FirstEnergy Solutions Corp., Company Guarantee, Series WI, 6.05%, 8/15/2021	808,717
1,900,064	[1,2]	Great River Energy, 1st Mtg. Note, 5.829%, 7/1/2017	2,077,502
420,000		KCP&L Greater Missouri Operations Co., Sr. Unsecd. Note, 11.875%, 7/1/2012	482,195
2,650,000		MidAmerican Energy Holdings Co., Sr. Unsecd. Note, 5.95%, 5/15/2037	2,686,196
1,440,000		National Rural Utilities Cooperative Finance Corp., Collateral Trust, 5.50%, 7/1/2013	1,568,239
635,000		Northern States Power Co., MN, 1st Mtg. Bond, 5.25%, 3/1/2018	667,521
1,110,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.00%, 12/15/2036	1,014,654
1,390,000		PSI Energy, Inc., Bond, 6.05%, 6/15/2016	1,491,860
1,570,000		Union Electric Co., 6.00%, 4/1/2018	1,654,084
860,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.10%, 11/30/2012	932,611
		TOTAL	20,749,012
    Annual Shareholder Report
    14

Principal Amount			Value
		Utility — Natural Gas Distributor – 0.3%
$750,000		Atmos Energy Corp., 5.125%, 1/15/2013	791,014
		Utility — Natural Gas Pipelines – 3.2%
990,000		Consolidated Natural Gas Co., 5.00%, 12/1/2014	1,059,852
1,865,000		Duke Capital Corp., Sr. Note, 6.25%, 2/15/2013	2,013,172
1,850,000		Enbridge, Inc., Sr. Note, 5.60%, 4/1/2017	1,939,812
1,670,000		Enterprise Products Operating LLC, Company Guarantee, 9.75%, 1/31/2014	1,994,822
2,750,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.80%, 3/15/2035	2,563,126
		TOTAL	9,570,784
		TOTAL CORPORATE BONDS (IDENTIFIED COST $289,321,986)	292,038,708
		Governments/AgencIES – 0.2%
		Sovereign – 0.2%
500,000		Sweden, Government of, 10.25%, 11/1/2015 (IDENTIFIED COST $510,632)	536,690
		Mortgage-Backed Securities – 0.0%
		Federal Home Loan Mortgage Corporation – 0.0%
4,026		Federal Home Loan Mortgage Corp., Pool C01051, 8.00%, 9/1/2030	4,479
4,195		Federal Home Loan Mortgage Corp., Pool E80411, 6.50%, 4/1/2015	4,511
		TOTAL	8,990
		Government National Mortgage Association – 0.0%
2,274		Government National Mortgage Association, Pool 493514, 8.00%, 9/15/2030	2,513
6,735		Government National Mortgage Association, Pool 516688, 8.00%, 8/15/2029	7,461
		TOTAL	9,974
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $17,181)	18,964
		U.S. Treasury – 0.3%
		U.S. Treasury Bills – 0.3%;6
500,000	[7]	United States Treasury Bill, 0.00%, 1/14/2010	499,998
500,000	[7]	United States Treasury Bill, 0.19%, 7/1/2010	499,530
		TOTAL U.S. TREASURY (IDENTIFIED COST $999,572)	999,528
		Repurchase Agreement – 0.9%
2,580,000		Interest in $5,371,000,000 joint repurchase agreement 0.00001%, dated 12/31/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $5,371,000,006 on 1/4/2010. The securities provided as collateral at the end of the period were U.S. Treasury securities with various maturities to 8/15/2019 and the market value of those underlying securities was $5,478,420,099. (AT COST)	2,580,000
		TOTAL INVESTMENTS — 98.7% (IDENTIFIED COST $293,429,371)[8]	296,173,890
		OTHER ASSETS AND LIABILITIES - NET — 1.3%[9]	4,014,222
		TOTAL NET ASSETS — 100%	$300,188,112
    Annual Shareholder Report
    15

      At December 31, 2009, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
4U.S. Treasury Notes 10-Year Long Futures	240	$27,708,750	March 2010	$(671,768)
4U.S. Treasury Notes 2-Year Short Futures	430	$92,994,219	March 2010	$442,509
4U.S. Treasury Notes 5-Year Short Futures	75	$8,578,711	March 2010	$136,947
4U.S. Treasury Bonds 30-Year Short Futures	240	$27,690,000	March 2010	$1,158,282
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$1,065,970
      Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities-Net.”
      Note: The categories of investments are shown as a percentage of total net assets at December 31, 2009.
      Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
      Level 1 — quoted prices in active markets for identical securities
      Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
      Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
      The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
      The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$ —	$292,038,708	$ —	$292,038,708
Governments/Agencies	—	536,690	—	536,690
Mortgage-Backed Securities	—	18,964	—	18,964
U.S. Treasury	—	999,528	—	999,528
Repurchase Agreement	—	2,580,000	—	2,580,000
TOTAL SECURITIES	$ —	$296,173,890	$ —	$296,173,890
OTHER FINANCIAL INSTRUMENTS*	$1,065,970	$ —	$ —	$1,065,970
*	Other financial instruments include futures contracts.
      The following acronyms are used throughout this portfolio:
MTN	— Medium Term Note
REITs	— Real Estate Investment Trusts
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    16

    Statement of Assets and Liabilities

    December 31, 2009

Assets:
Total investments in securities, at value (identified cost $293,429,371)		$296,173,890
Cash		635
Income receivable		4,100,624
Receivable for shares sold		45,574
Receivable for daily variation margin		128,555
TOTAL ASSETS		300,449,278
Liabilities:
Payable for shares redeemed	$151,859
Payable for Directors'/Trustees' fees	1,206
Payable for auditing fees	20,500
Payable for portfolio accounting fees	27,790
Payable for distribution services fee (Note 5)	14,833
Payable for printing and postage	33,050
Accrued expenses	11,928
TOTAL LIABILITIES		261,166
Net assets for 26,840,161 shares outstanding		$300,188,112
Net Assets Consist of:
Paid-in capital		$294,504,001
Net unrealized appreciation of investments and futures contracts		3,810,489
Accumulated net realized loss on investments and futures contracts		(12,964,946)
Undistributed net investment income		14,838,568
TOTAL NET ASSETS		$300,188,112
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$230,849,834 ÷ 20,620,573 shares outstanding, no par value, unlimited shares authorized		$11.20
Service Shares:
$69,338,278 ÷ 6,219,588 shares outstanding, no par value, unlimited shares authorized		$11.15
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    17

    Statement of Operations

    Year Ended December 31, 2009

Investment Income:
Interest			$17,006,538
Expenses:
Investment adviser fee (Note 5)		$1,751,676
Administrative personnel and services fee (Note 5)		226,485
Custodian fees		13,024
Transfer and dividend disbursing agent fees and expenses		31,050
Directors'/Trustees' fees		3,710
Auditing fees		20,500
Legal fees		10,036
Portfolio accounting fees		105,660
Distribution services fee — Service Shares (Note 5)		164,293
Printing and postage		112,355
Insurance premiums		4,150
Miscellaneous		4,955
TOTAL EXPENSES		2,447,894
Waivers (Note 5):
Waiver of investment adviser fee	$(221,360)
Waiver of administrative personnel and services fee	(4,314)
TOTAL WAIVERS		(225,674)
Net expenses			2,222,220
Net investment income			14,784,318
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(2,334,125)
Net realized loss on futures contracts			(2,883,851)
Net change in unrealized depreciation of investments			42,656,687
Net change in unrealized depreciation of futures contracts			1,105,448
Net realized and unrealized gain on investments and futures contracts			38,544,159
Change in net assets resulting from operations			$53,328,477
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    18

    Statement of Changes in Net Assets

Year Ended December 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$14,784,318	$18,931,617
Net realized loss on investments and futures contracts	(5,217,976)	(4,133,288)
Net change in unrealized appreciation/depreciation of investments and futures contracts	43,762,135	(39,981,208)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	53,328,477	(25,182,879)
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(14,841,947)	(17,574,752)
Service Shares	(4,146,562)	(3,647,819)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(18,988,509)	(21,222,571)
Share Transactions:
Proceeds from sale of shares	42,874,906	42,703,884
Net asset value of shares issued to shareholders in payment of distributions declared	18,988,509	21,222,571
Cost of shares redeemed	(83,395,445)	(172,754,648)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(21,532,030)	(108,828,193)
Change in net assets	12,807,938	(155,233,643)
Net Assets:
Beginning of period	287,380,174	442,613,817
End of period (including undistributed net investment income of $14,838,568 and $18,988,056, respectively)	$300,188,112	$287,380,174
      See Notes which are an integral part of the Financial Statements
    Annual Shareholder Report
    19

    Notes to Financial Statements

    December 31, 2009

    1. ORGANIZATION

    Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.

    2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

    Investment Valuation

    In calculating its net asset value (NAV), the Fund generally values investments as follows:

      Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
      Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
      Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
      Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
      Shares of other mutual funds are valued based upon their reported NAVs.

    If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

    Fair Valuation and Significant Events Procedures

    The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

    The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

      With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
      With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
      Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
      Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

    The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

    Annual Shareholder Report
    20

    Repurchase Agreements

    It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

    With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

    The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

    Investment Income, Gains and Losses, Expenses and Distributions

    Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

    Premium and Discount Amortization/Paydown Gains and Losses

    All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

    Federal Taxes

    It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

    When-Issued and Delayed Delivery Transactions

    The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

    Futures Contracts

    The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

    Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

    Securities Lending

    The Fund participates in a securities lending program providing for the lending of corporate bonds and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

    As of December 31, 2009, the Fund had no outstanding securities on loan.

    Annual Shareholder Report
    21

    Restricted Securities

    The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

    Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held at December 31, 2009, is as follows:

Security	Acquisition Date	Acquisition Cost	Market Value
Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	5/14/1999 — 9/29/1999	$248,411	$226,374

    Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin	$1,065,970*	—	$ —
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

    The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(2,883,851)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$1,105,448

    Other

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

    3. SHARES OF BENEFICIAL INTEREST

    The following tables summarize share activity:

Year Ended December 31	2009		2008
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	3,379,300	$34,921,758	3,012,529	$33,397,591
Shares issued to shareholders in payment of distributions declared	1,590,777	14,841,947	1,621,287	17,574,752
Shares redeemed	(6,777,436)	(69,694,144)	(14,416,969)	(155,086,796)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(1,807,359)	$(19,930,439)	(9,783,153)	$(104,114,453)
    Annual Shareholder Report
    22

Year Ended December 31	2009		2008
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	766,607	$7,953,148	837,868	$9,306,293
Shares issued to shareholders in payment of distributions declared	445,388	4,146,562	337,449	3,647,819
Shares redeemed	(1,341,022)	(13,701,301)	(1,670,765)	(17,667,852)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(129,027)	$(1,601,591)	(495,448)	$(4,713,740)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(1,936,386)	$(21,532,030)	(10,278,601)	$(108,828,193)

    4. FEDERAL TAX INFORMATION

    The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for defaulted securities and litigation payments.

    For the year ended December 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(241)	$54,703	$(54,462)

    Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

    The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income	$18,988,509	$21,222,571

    As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$14,838,568
Net unrealized appreciation	$2,728,752
Capital loss carryforwards	$(11,883,209)

    The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for defaulted securities.

    At December 31, 2009, the cost of investments for federal tax purposes was $293,445,138. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from futures contracts was $2,728,752. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,114,925 and net unrealized depreciation from investments for those securities having an excess of cost over value of $8,386,173.

    At December 31, 2009, the Fund had a capital loss carryforward of $11,883,209 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2014	$3,157,365
2016	$4,558,854
2017	$4,166,990

    5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Adviser Fee

    Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, the Adviser voluntarily waived $221,360 of its fee.

    Annual Shareholder Report
    23

    Administrative Fee

    Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

    The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2009, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $4,314 of its fee.

    Distribution Services Fee

    The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

    FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2009, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2009, the Fund's Primary Shares did not incur a distribution services fee; however it may begin to incur the fee upon approval of the Trustees.

    General

    Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

    6. Investment TRANSACTIONS

    Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2009, were as follows:

Purchases	$80,693,089
Sales	$108,928,222

    7. LINE OF CREDIT

    The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the Fund did not utilize the LOC.

    8. INTERFUND LENDING

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2009, there were no outstanding loans. During the year ended December 31, 2009, the program was not utilized.

    Annual Shareholder Report
    24

    9. Legal Proceedings

    Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”) and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

    10. Subsequent events

    Management has evaluated subsequent events through February 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

    Annual Shareholder Report
    25

    Report of Independent Registered Public Accounting Firm

    TO THE BOARD OF TRUSTEES OF Federated insurance series AND SHAREHOLDERS OF Federated quality bond fund ii:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Quality Bond Fund II (the “Fund”), a portfolio of Federated Insurance Series as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented prior to January 1, 2006, was audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Quality Bond Fund II as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

    Boston, Massachusetts

    February 22, 2010

    Annual Shareholder Report
    26

    Board of Trustees and Trust Officers

    The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

    Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

    INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
    Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
    Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
    27

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
    Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
    Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: November 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
    Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
    Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
    Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
    28

    OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

    29

    Evaluation and Approval of Advisory Contract - May 2009

    Federated Quality Bond Fund II (the “Fund”)

    The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

    In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

    During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

    The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

    Annual Shareholder Report
    30

    With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

    The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

    The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

    The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

    Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

    The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

    The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

    It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and Annual Shareholder Report
    31

    other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

    The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

    In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

    The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

    Annual Shareholder Report
    32

    Voting Proxies on Fund Portfolio Securities

    A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

    Quarterly Portfolio Schedule

    The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

    Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

    This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

    Federated Quality Bond Fund II
    Federated Investors Funds
    4000 Ericsson Drive
    Warrendale, PA 15086-7561

    Contact us at FederatedInvestors.com
    or call 1-800-341-7400.

    Federated Securities Corp., Distributor

    Cusip 313916884
    Cusip 313916785

    G00433-14 (2/10)

    Federated is a registered mark of Federated Investors, Inc.
    2010 Federated Investors, Inc.

    Item 2.                      Code of Ethics

    (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

    (c) Not Applicable

    (d) Not Applicable

    (e) Not Applicable

    (f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

    Item 3. Audit Committee Financial Expert

    The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

    Item 4.                      Principal Accountant Fees and Services

    (a)           Audit Fees billed to the registrant for the two most recent fiscal years:

    Fiscal year ended 2009 - $294,250

    Fiscal year ended 2008 - $294,250

    (b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

    Fiscal year ended 2009 - $0

    Fiscal year ended 2008 - $0

    Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $20,041 and $0 respectively. Fiscal year ended 2009- Audit consent fees for N-14 merger documents.

    (c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

    Fiscal year ended 2009 - $0

    Fiscal year ended 2008 - $0

    Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

    (d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

    Fiscal year ended 2009 - $0

    Fiscal year ended 2008 - $0

    Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $3,479 respectively.  Fiscal year ended 2008- Discussions on accounting related to REMICs.

    (e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

    The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

    Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

    The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

    AUDIT SERVICES

    The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

    In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

    AUDIT-RELATED SERVICES

    Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

    TAX SERVICES

    The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

    ALL OTHER SERVICES

    With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
    The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
    Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
    Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

    The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

    The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

    PRE-APPROVAL FEE LEVELS

    Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

    PROCEDURES

    Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

    (e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

    4(b)

    Fiscal year ended 2009 – 0%

    Fiscal year ended 2008 - 0%

    Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

    4(c)

    Fiscal year ended 2009 – 0%

    Fiscal year ended 2008 – 0%

    Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

    4(d)

    Fiscal year ended 2009 – 0%

    Fiscal year ended 2008 – 0%

    Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
    Fiscal year ended 2009 - $55,590

    Fiscal year ended 2008 - $144,137

    (h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

    Item 5.                      Audit Committee of Listed Registrants

    Not Applicable

    Item 6.                      Schedule of Investments

    Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

    Item 10.                      Submission of Matters to a Vote of Security Holders

    Not Applicable

    Item 11.                                Controls and Procedures

    (a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

    (b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

    Item 12.                                Exhibits

    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Insurance Series

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	February 16, 2010

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ John B. Fisher
John B. Fisher, Principal Executive Officer
Date	February 16, 2010

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	February 16, 2010